united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd, Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 8/31

Date of reporting period: 8/31/16

Item 1. Reports to Stockholders.

Class A and C Shares

Annual Report
As Of August 31, 2016

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 40
Statements of Assets and Liabilities	Page 90
Statements of Operations	Page 94
Statements of Changes in Net Assets	Page 98
Notes to Financials	Page 104
Financial Highlights	Page 124
Report of Independent Registered Public Accounting Firm	Page 142
Supplemental Information	Page 144
Privacy Notice	Page 158

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Michael J. Wagner	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	17605 Wright Street, Suite 2
Goodyear, Arizona 85395	Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
17605 Wright Street, Suite 2	225 Liberty Street
Omaha, Nebraska 68130	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2016

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from September 1, 2015 through August 31, 2016.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

ASSET ALLOCATION

THE INVESTMENT “COMPASS” THAT PROVIDES INVESTORS WITH
AN OPPORTUNITY TO REMOVE INVESTMENT EXTREMES

Asset allocation is an investor’s investment balance between stocks, bonds, money market funds and other assets. A key goal of asset allocation is to establish a “comfortable” blend of investments that helps keep investors invested long-term to try to achieve their investment goals, such as: college education funding or supporting a dignified retirement. To help investors establish a comfortable blend of investments, many asset allocation programs will assist them in evaluating their risk tolerances, income needs and investment time horizons.

A well-designed asset allocation strategy often times results in investors investing in a blend of asset classes (for example, a combination of stock, bond and money market mutual funds). By investing in a blend of various asset classes instead of investing at the extremes in only one asset class (such as only investing in money market funds – a relatively conservative investment approach, or only investing in stock funds – a relatively aggressive investment posture), investors should expect to get blended rates of return and risk over the long haul. Conversely, investors investing at the extremes should expect to get extreme rates of return and risk over the long run (that is, low rates of return accompanied by low risk, or high rates of return along with high risk).

Using asset allocation as an investment “compass” can help investors find a comfortable blend of investments that matches their risk tolerances. A well-established asset allocation strategy can help investors to stay disciplined and patient through full market cycles (i.e., through both market declines and advances). To achieve long-term investment goals, we believe it is important that investors establish the proper asset allocation strategies for themselves so that they stay invested over the long haul – they don’t quit on their investment plans.

The Saratoga Advantage Trust has been designed to help investors effectively implement their asset allocation strategies. Your financial advisor can help you establish a sensible asset allocation strategy to help you pursue your long-term investment goals.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 1.4% during the second quarter of 2016. This was an increase from the 0.8% AGR during the first quarter of 2016. Gross Private Domestic Investment (GPDI) has been one of the most beleaguered measures in GDP growth over the past three quarters. GPDI is down almost $100 billion dollars, or -3.4%, since September 2015. One of the hardest hit sectors in the GPDI has been the Mining Exploration, Shafts, and Wells sector, down almost $90 billion, just over 60%, since June of 2014. Also under downward pressure has been the Information Processing Equipment and Software sector, possibly a contributing factor to recent subdued productivity in the US. The aforementioned statistics have been good leading indicators regarding the general trend of the US economy. On the other hand, the Personal Consumption Expenditures of Goods, Durable Goods and Non-durable goods has been performing well above its historic mean. Consumption can keep an economy alive if there is existing inventory available for purchase and capable of satisfying evolving demand. At some point, though, new investment towards modernizing plants and equipment must be made so that new production trends can be fulfilled and capacity can be expanded. While we are encouraged by trends in consumption, lack of business investment is becoming increasingly concerning.

Over the past eight years the Federal Reserve (Fed) has been managing its monetary policy with great caution. For much of that period, the Fed attempted to stimulate economic growth by both expanding the money supply and manipulating short term interest rates. Using various tools to expand the money supply, the Fed endeavored to encourage bank loans towards businesses that wanted to expand, update, and hire people. This activity is evident in the Monetary Base, one of the most extensively followed money measures in the US, and specifically in Currency in Circulation (CIC), one of the major components of the Monetary Base. The CIC is growing at about 6.45% year-on-year (y-o-y), in line with its historic long term average of nearly 6.97% y-o-y. As the Fed has pulled back on its money supply expansion tools more recently, CIC has found itself in something of a sweet-spot. In turn, we believe the Fed should begin standardizing its interest rate configuration. Of course, we must keep in mind that historically when the Fed has pushed the group of interest rates it controls – such as the Federal Funds Rate (FF) and Discount Rate (DR) – higher, most measures of the US money supply subsequently declined. Consequently, the Fed finds itself in a tenuous positon; it has used its money supply tools significantly without seeing the type of business activity pickup that it likely hoped for, but eventually must normalize its balance sheet nonetheless. When it does so, we believe it must restrain the dollar’s value while increasing the FF rate. Doing so could help to keep the US competitive with its trading partners, improve our foreign trade balance, and lend to US stability while domestic readjustments are made.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent a single asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, every day, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

2418-NLD-11/2/2016

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investors Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Period Ended August 31, 2016
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/15 - 8/31/16	9/1/11 - 8/31/16*	9/1/06 - 8/31/16*	1/4/99 - 8/31/16*	2/14/06 - 8/31/16*
Class A
With Sales Charge	-7.78%	10.54%	1.46%	NA	1.71%
Without Sales Charge	-2.15%	11.85%	2.06%	NA	2.29%
Class C
With Sales Charge	-3.67%	11.16%	1.44%	1.68%	NA
Without Sales Charge	-2.72%	11.16%	1.44%	1.68%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, are 1.59% and 2.17% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

The twelve months ended August 2016 was an unusually challenging investment period for many active money managers. During this period, some richly valued sectors drove the market higher, while many of the remaining sectors were unloved, undervalued and meaningfully underperformed. Consequently, the Saratoga Large Capitalization Value Portfolio underperformed. The Portfolio’s underperformance was driven primarily by positions in the Industrials and Healthcare sectors. Our Healthcare stocks generally declined during the past fiscal year, as concerns about political pressures on drug pricing compressed valuations for Shire (4.70%) and Allergen (3.60%), and widespread negative publicity about Epipen pricing pressured Mylan (3.93%) (even though most of its earnings come from low-priced generics). Our worst performing stock was Northstar Realty Finance (0.00%), a diversified real estate investment trust (REIT), where valuation was hurt by disappointing efforts to unlock value for shareholders. Berry Plastics (3.75%) was our best performer, as this leading plastic packing manufacturer benefitted from better input pricing from lower oil and significant accretion from recent acquisitions. We had material gains from our positions in Dollar Tree (0.00%) and Dollar General (0.95%). The stronger dollar and execution on their store unit growth strategies led to outsized EPS growth for both companies.

We believe the strong fundamentals of our high-conviction investments will soon become recognized.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/16. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Discover Financial Services	5.6%
Gaming and Leisure Properties, Inc.	4.8%
CommScope Holding Co., Inc.	4.8%
AerCap Holdings NV	4.7%
Shire PLC - ADR	4.7%
HD Supply Holdings, Inc.	4.2%
Celgene Corp.	4.2%
Delta Air Lines, Inc.	4.0%
Mylan NV	3.9%
MetLife, Inc.	3.9%

*	Based on total net assets as of August 31, 2016.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average (“Large Value Average”), as of August 31, 2016, consisted of 1,406 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average.

The S&P 500/Citigroup Value Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2016
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/15 - 8/31/16	9/1/11 - 8/31/16*	9/1/06 - 8/31/16*	1/4/99 - 8/31/16*	2/14/06 - 8/31/16*
Class A
With Sales Charge	2.24%	13.60%	9.43%	NA	7.11%
Without Sales Charge	8.46%	14.95%	10.08%	NA	7.71%
Class C
With Sales Charge	6.86%	14.26%	9.41%	2.50%	NA
Without Sales Charge	7.82%	14.26%	9.41%	2.50%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, are 1.55% and 2.17% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

US equity markets took a fairly wild ride during the first eight months of 2016, as views of risk shifted markedly throughout the period. Large cap growth stocks generally produced positive results but largely underperformed the broader market as Energy, Utility, Telecommunication and Materials stocks led the advance. Among the growth-oriented segments of the markets, Information Technology stocks generally performed well, while Healthcare and Consumer Discretionary were the worst performing sectors. The period saw significant variations in returns among sectors as investors grappled with a potential Chinese slowdown, volatile oil prices, the direction of interest rates in the US, dislocations caused by negative interest rates abroad, and the global and localized implications of Brexit in late June.

Top contributors to the Saratoga Large Capitalization Growth Portfolio were Masco (2.11%), Huntington Ingalls (2.15%), IDEXX Labs (2.39%) and Facebook (5.00%). Masco manufactures faucets, cabinets, architectural coatings and windows. The firm continued its momentum into 2016 as end-market demand continues to improve and management delivers continued operating margin expansion. IDEXX Labs develops, manufactures and distributes products for the companion animal veterinary, livestock, poultry, dairy and water testing markets. The firm’s Companion Animal Group sales is growing revenues at a double-digit rate, boosted by growth in premium instrument placements.

Key detractors were Express Scripts (2.01%), United Therapeutics (1.72%) and Bristol-Myers Squibb (2.50%). Express Scripts, a provider of pharmacy benefit management (PBM) services to plan sponsors, which include HMOs, health insurers, third-party administrators, employers, union sponsored benefit plans, and government health programs, has struggled under the weight of a Barron’s article that questioned the long-term viability of the PBM model and an on-going lawsuit with Anthem. Bristol-Myers Squibb dropped precipitously in August after announcing that a developmental lung cancer drug had failed to meet a primary objective.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/16. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Facebook, Inc. - Cl. A	5.0%
Home Depot, Inc.	3.6%
Apple, Inc.	3.1%
McDonald’s Corp.	2.9%
Amgen, Inc.	2.8%
Lowe’s Cos., Inc.	2.6%
Adobe Systems, Inc.	2.6%
O’Reilly Automotive, Inc.	2.5%
Bristol-Myers Squibb Co.	2.5%
Intercontinental Exchange, Inc.	2.4%

*	Based on total net assets as of August 31, 2016.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Growth Average (“Large Growth Average”), as of August 31, 2016, consisted of 1,658 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average.

The S&P 500/Citigroup Growth Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2016
	One Year:	Five Year:	Ten Year:	Inception:
	9/1/15 -8/31/16	9/1/11 – 8/31/16*	9/1/06 – 8/31/16*	6/28/02 – 8/31/16*
Class A
With Sales Charge	-9.00%	10.97%	6.90%	7.39%
Without Sales Charge	-3.44%	12.31%	7.54%	7.84%
Class C
With Sales Charge	-5.01%	11.67%	6.90%	7.20%
Without Sales Charge	-4.11%	11.67%	6.90%	7.20%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, are 2.03% and 2.63% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

During the twelve months ended August 2016, volatility remained elevated as the FOMC raised the Federal Funds rate for the first time in nine years and as the United Kingdom voted to leave the European Union (“Brexit”). However, equity markets were generally able to appreciate by further expanding earnings multiples despite declining earnings expectations and deteriorating international economic conditions. We believe the incremental multiple expansion was driven by easy monetary conditions globally and by foreign investors increasing their portfolio allocation to US equities post Brexit.

During the period, the Saratoga Mid Capitalization Portfolio underperformed due to sector and stock selection. The Portfolio was underweight Consumer Staples, REITs, and Utilities, as we believed stretched valuations made these sectors unattractive. However, as global yields declined, these “bond proxies” performed well and contributed to the Portfolio’s underperformance. Stock selection within Healthcare and Consumer Discretionary detracted the most from relative performance. Specifically, the weak retail environment impacted our specialty retailers while pharmaceutical pricing and volume concerns affected our Healthcare holdings. During the year, we increased weightings in Energy, Financials, and Materials while reducing weightings in Consumer Discretionary, Consumer Staples, Industrials, and Technology. The Portfolio is overweight Energy, Financials, Healthcare, Materials, and Technology while underweight Consumer Discretionary, Consumer Staples, Industrials, REITs, and Utilities.

With corporate margins near all-time highs, labor markets tight, and benefit costs on the rise we do not believe top line growth will be sufficient to prevent further margin pressure. In fact, corporate earnings expectations declined for the fourth quarter of 2016 and for the full year 2017, resulting in a further increase in valuation multiples as markets rose. Our outlook has become more balanced, stock-specific, and not reflective of opportunities in specific industries, regions of the world, or broader market indices.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
New Residential Investment Corp.	3.1%
Fidelity National Information Services, Inc.	2.9%
Newell Brands, Inc.	2.9%
Ares Capital Corp.	2.8%
Arthur J Gallagher & Co.	2.7%
Grand Canyon Education, Inc.	2.5%
HCA Holdings, Inc.	2.4%
Crown Holdings, Inc.	2.4%
Reinsurance Group of America, Inc.	2.4%
VWR Corp.	2.4%

*	Based on total net assets as of August 31, 2016.

Excludes	short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of August 31, 2016, consisted of 434 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Which represents approximately 27% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.9 billion; the median market capitalization was approximately $3.2 billion. The Index had a total market capitalization range of approximately $.8 billion to $12.2 billion. Investors may not invest in the Index directly; unlike the Portfolio’s return. the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Zacks Investment Management, Inc., Chicago, Illinois

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2016
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/15 - 8/31/16	9/1/11 - 8/31/16*	9/1/06 - 8/31/16*	1/4/99 - 8/31/16*	2/14/06 - 8/31/16*
Class A
With Sales Charge	-4.47%	6.09%	3.89%	NA	3.83%
Without Sales Charge	1.32%	7.36%	4.50%	NA	4.41%
Class C
With Sales Charge	0.24%	6.60%	3.81%	7.09%	NA
Without Sales Charge	0.69%	6.60%	3.81%	7.09%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, are 1.72% and 2.32% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

During the annual period ending 8/31/2016, small cap stocks generally underperformed both large and mid cap stocks. During the final months of 2015 and January 2016, the market environment was dominated by the impact of current and anticipated monetary tightening by the Federal Reserve, weak Chinese growth and its impact on volatile energy and commodity prices, and weak economic growth in the US and abroad. These factors created a very volatile market environment in which many small cap companies underperformed.

Many central banks around the world responded to this weak economic and market environment by further monetary easing measures. The Federal Reserve lowered the expectations of future rate increases, Japanese and European central banks introduced lower or effectively negative interest rates, and Chinese authorities freed up credit. This created an unexpected increase in investor optimism that caused a stabilization of commodity prices and drove some investors to ‘bet’ on a recovery in corporate profits, resulting in many investors’ increased appetite for risk and a healthier environment for many small cap companies.

The Saratoga Small Capitalization Portfolio outperformed during the early portion of the period marked by volatility and lower expectations, while underperforming during the market recovery. As the Portfolio uses a model driven by analysts’ estimate revision metrics, it was not positioned for the sudden shift in investor demand for riskier securities. The Portfolio’s underweight to the better performing Energy and Healthcare sectors, and overweight to underperforming Consumer Discretionary stocks, hurt relative performance.

Over the period the Portfolio purchased First Defiance Financial (1.25%), Alimera Science (0.45%) and Simpson Manufacturing Co. (1.52%). The Portfolio sold Bank of the Ozarks (0.00%), Piper Jaffray (0.00%), and B&G Foods (0.00%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/16. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vail Resorts, Inc.	2.1%
Science Applications International Corp.	2.1%
Northwest Bancshares, Inc.	1.9%
Trinseo SA	1.9%
Brady Corp.	1.9%
Dycom Industries, Inc.	1.9%
Casey’s General Stores, Inc.	1.6%
Armada Hoffler Properties, Inc.	1.6%
Anixter International, Inc.	1.6%
Vectrus, Inc.	1.6%

*	Based on total net assets as of August 31, 2016.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Small Blend Average (“Small Blend Average”), as of August 31, 2016, consisted of 824 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average

The Russell 2000 Index is comprised of the 2,000 smallest U.S domicile publicly traded common stock which are included in the Russell 3000 Index. The common stock included in the Russell 2000 Index represent approximately 10% of the U.S equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S domicile publicity traded common stocks by market capitalization representing approximately 98% of the U.S publicity traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: De Prince, Race & Zollo, Inc., Winter Park, Florida

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2016
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/15 - 8/31/16	9/1/11 - 8/31/16*	9/1/06 - 8/31/16*	1/4/99 - 8/31/16*	2/14/06 - 8/31/16*
Class A
With Sales Charge	-8.03%	-1.72%	-2.97%	NA	-2.12%
Without Sales Charge	-2.38%	-0.55%	-2.40%	NA	-1.56%
Class C
With Sales Charge	-3.94%	-1.24%	-3.04%	-1.16%	NA
Without Sales Charge	-2.97%	-1.24%	-3.04%	-1.16%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, are 2.68% and 3.27% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

International equity markets generally edged higher during the annual period ended August 2016 despite macro headwinds from Brazil, Japan and Brexit. Value headwinds persisted as growth stocks generally outperformed value stocks during the period.

From a sector perspective, the Saratoga International Equity Portfolio’s overweight in Financials (particularly in Japan and the UK) detracted from performance, as the sector struggled. Following the Bank of Japan’s rate announcement at the end of January, markets grew fearful that other central banks might soon institute negative interest rate policies, severely reducing profitability for many global banks. In addition, the Portfolio’s overweight positioning in European Financials, proved to be a material headwind after the Brexit vote at the end of June. We reduced the Portfolio’s Financials exposure and expect to maintain a relative equal weight until central bank uncertainty dissipates.

Strong stock selection across Consumer Discretionary contributed to performance as the Portfolio’s holdings outperformed. Stock selection in Healthcare was the second largest sector contributor due to our relative underweight and positive stock selection. Following the sector’s outperformance in 2014 and 2015, we entered 2016 with a relative underweight due to what we believe to be scarce valuation opportunities. From a country perspective, stock selection in South Korea contributed to performance as Portfolio holdings rose significantly.

We were pleased to see several of the Portfolio detractors (UK Financials and Japanese Cyclicals) during the first half of 2016, reverse course and contribute materially to recent relative outperformance. During the last 2 months, we exited outperformers in Japan and moved away from our overweight position in the country. In addition, we took profits in France, Kering (0.99%) and Publicis Groupe (1.47%), and added China Rail (1.89%) which took our China exposure from an underweight to slight overweight.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/16. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Growth headwinds may persist in the short term, but we will continue to implement our 3-factor value methodology as we believe the outperformance of growth versus value during the last 3 years may be coming to an end.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/16. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
BNP Paribas SA	3.1%
Vodafone Group PLC	3.0%
SKF AB	3.0%
Lloyds Banking Group PLC	2.4%
Sumitomo Mitsui Trust Holdings, Inc.	2.3%
ICICI Bank Ltd. - ADR	2.2%
Roche Holding AG	2.0%
CK Hutchison Holdings Ltd.	1.9%
Assicurazioni Generali SpA	1.9%
China Railway Construction Corp. Ltd.	1.9%

*	Based on total net assets as of August 31, 2016.

Excludes short-term investments.

Portfolio Composition*

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 21 Emerging Markets countries. With 1,824 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Period Ended August 31, 2016
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/15 - 8/31/16	9/1/11 - 8/31/16*	9/1/06 - 8/31/16*	7/15/99 - 8/31/16*	1/18/00 - 8/31/16*
Class A
With Sales Charge	-0.03%	14.21%	10.37%	7.84%	N/A
Without Sales Charge	6.07%	15.57%	11.03%	8.22%	N/A
Class C
With Sales Charge	4.48%	14.88%	10.38%	N/A	4.68%
Without Sales Charge	5.42%	14.88%	10.38%	N/A	4.68%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, are 2.22% and 2.81% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

During the annual period ended August 2016, the Department of Justice sued to block two mergers (Anthem-Cigna (3.76%) and Aetna-Humana (2.74%)) that would have created managed care behemoths and consolidated the industry from five major players to three. The DoJ suit imperils each deal. In addition, Aetna became the latest company to pull out of the Obamacare exchanges. Given restrictions, insurers are not able to properly price risk, and therefore suffered losses in this marketplace that tends to attract unhealthy customers.

On the pharmaceutical front, focus on pricing remained intense, as politicians searched for scapegoats for rapid increases. Pharma companies attempted to shift part of the blame to the pharmacy benefit managers and the drug distributors, who of course take a cut for helping the system run more efficiently. This caused some weakness in the stocks, but we expect them to bounce back.

During the most recent quarter, the Saratoga Health & Biotechnology Portfolio initiated a position in specialty pharma company Endo International (0.72%), whose severe stock decline, driven largely by concerns about pricing power, we believe is overdone.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/16. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Amgen, Inc.	7.7%
Waters Corp.	5.1%
Cardinal Health, Inc.	4.8%
Merck & Co., Inc.	4.4%
McKesson Corp.	4.1%
Owens & Minor, Inc.	4.0%
GlaxoSmithKline PLC - ADR	3.8%
Anthem, Inc.	3.8%
Becton Dickinson and Co.	3.7%
Charles River Laboratories International, Inc.	3.6%

*	Based on total net assets as of August 31, 2016.

Excludes short-term investments.

Portfolio Composition*

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2016
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/15 - 8/31/16	9/1/11 - 8/31/16*	9/1/06 - 8/31/16*	10/22/97 - 8/31/16*	1/14/00 - 8/31/16*
Class A
With Sales Charge	10.55%	12.71%	12.02%	5.05%	NA
Without Sales Charge	17.28%	14.05%	12.69%	5.38%	NA
Class C
With Sales Charge	15.54%	13.38%	12.01%	NA	-2.80%
Without Sales Charge	16.54%	13.38%	12.01%	NA	-2.80%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, are 2.20% and 2.80% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

Technology stocks were largely sluggish in the first half of 2016, due to concerns about China in the first quarter and Brexit in the second. Finally, in the third quarter, these fears seemed to subside, and the sector hit its stride, posting double-digit gains and outpacing the broader market. This was part of a shift by certain investors from defensive areas of the market to the more cyclical sectors.

Several of the Saratoga Technology & Communications Portfolio’s holdings made nice gains in the quarter. Recent addition eBay (2.87%), graphics chipmaker Nvidia (3.68%) and internet security company AVG Technologies (1.42%), after agreeing to be acquired, posted significant gains. In addition, tech stalwarts Apple (4.85%), Alphabet (9.88%), Qualcomm (3.64%), Intel (3.05%), Cisco (6.19%), Microsoft (3.94%), and Facebook (4.45%) gained anywhere from 12% to 28%. Performance in many of these holdings reflect what can be gained by being willing to invest when the macro picture looks uncertain. Detractors from performance included Alliance Data Systems (2.00%) and Cognizant Technology Solutions (1.63%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/16. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Cisco Systems, Inc.	6.2%
Alphabet, Inc.	5.3%
Oracle Corp.	5.1%
Apple, Inc.	4.9%
Alphabet, Inc. - Cl. A	4.5%
Facebook, Inc. - Cl. A	4.4%
Xilinx, Inc.	4.2%
Amazon.com, Inc.	4.0%
Microsoft Corp.	3.9%
Amdocs Ltd.	3.8%

*	Based on total net assets as of August 31, 2016.

Excludes short-term investments.

Portfolio Composition*

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2016
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/15 - 8/31/16	9/1/11 - 8/31/16*	9/1/06 - 8/31/16*	10/23/97 - 8/31/16*	1/7/03 - 8/31/16*
Class A
With Sales Charge	-9.27%	-6.24%	-1.82%	3.93%	NA
Without Sales Charge	-3.73%	-5.12%	-1.24%	4.26%	NA
Class C
With Sales Charge	-5.31%	-5.70%	-1.83%	NA	4.47%
Without Sales Charge	-4.35%	-5.70%	-1.83%	NA	4.47%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, are 3.26% and 3.86% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

During the annual period ended August 2016, Energy and Basic Materials stocks generally outperformed the broad equity markets. Within both sectors, more commodity-price-sensitive groups, exploration & production within Energy and metals & mining within Materials, led the sectors higher throughout the year.

For the period, the top contributors to the Portfolio were Oneok (2.53%), Kinder Morgan (1.38%), Devon Energy (3.91%) and Chevron (7.66%). Oneok is engaged in the gathering, processing, storage and transportation of natural gas and gained during the period on the strength of favorable cash flow growth and many investors’ preference for dividend-paying securities. Kinder Morgan is the largest midstream energy company in North America. It owns and/or operates approximately 80,000 miles of pipelines and 180 terminals storing petroleum products, chemicals, coal, petroleum coke, and steel. The firm benefitted from asset dispositions allowing it to reduce debt and improve cash returns to shareholders.

Key detractors from performance were Valero Energy (3.22%), HollyFrontier (1.37%) and Diamond Offshore Drilling (1.70%). Valero is the world’s largest independent refinery, operating approximately 15% of US capacity with a very large presence in the Gulf Coast. As a merchant refiner with little downstream operations, Valero is highly sensitive to crack spreads and refined products inventories. Since crude oil prices bottomed in mid-February 2016, crack spreads and crude differentials have tightened and refined product inventories have swelled, squeezing Valero’s margins. Diamond Offshore is a provider of contract offshore drilling services. Diamond boasts a strong balance sheet and backlog, but a full recovery in offshore drilling activity has yet to materialize which has pressured all offshore drillers.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/16. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Chevron Corp.	7.7%
Exxon Mobil Corp.	7.0%
Dow Chemical Co.	5.5%
ConocoPhillips	4.1%
Schlumberger Ltd.	4.1%
Devon Energy Corp.	3.9%
LyondellBasell Industries NV	3.7%
Internation Paper Co.	3.3%
Valero Energy Corp.	3.2%
WestRock Co.	3.2%

*	Based on total net assets as of August 31, 2016.

Excludes short-term investments.

Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2016
	One Year:	Five Year:	Ten Year:	Inception:
	9/1/15 - 8/31/16	9/1/11 - 8/31/16*	9/1/06 - 8/31/16*	8/1/00 – 8/31/16*
Class A
With Sales Charge	-3.35%	7.84%	-2.54%	0.94%
Without Sales Charge	2.57%	9.12%	-1.97%	1.31%
Class C
With Sales Charge	1.05%	8.49%	-2.56%	0.70%
Without Sales Charge	2.05%	8.49%	-2.56%	0.70%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, are 4.00% and 4.61% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

For much of 2016 through August, the financial services sector underperformed the broad equity markets. For the period, the top contributors in the Saratoga Financial Services Portfolio were NASDAQ Inc. (2.64%), Aon PLC (3.14%) and MSCI Inc. (2.54%). NASDAQ Inc. is the largest electronic securities exchange in the US in terms of listings and trading volume; operating margins in the firm’s technology solutions segment have improved significantly. Additionally, recently closed transactions of Marketwired and Boardvantage are contributing to improved operating results. Aon PLC is a leading global provider of risk management, insurance and reinsurance brokerage, and human resource solutions. AON has posted impressive organic growth and margins in the firm’s human resource solutions group.

Key detractors from performance were Jones Lang LaSalle (0.00%), CBRE Group (0.00%) and Synchrony Financial (1.73%). Synchrony Financial, a private label credit card issuer that spun out of GE in 2014, surprised the market negatively in June with new credit guidance as provisions are expected to be higher (than previously guided by the company), following a decline in late-stage cure rates.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/16. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Berkshire Hathaway, Inc.	7.2%
Bank of America Corp.	4.7%
Citigroup, Inc.	4.6%
JPMorgan Chase & Co.	4.6%
Wells Fargo & Co.	4.5%
US Bancorp	4.2%
BlackRock, Inc. - Cl. A	4.2%
Bank of New York Mellon Corp.	3.3%
Chubb Ltd.	3.2%
Aon PLC	3.1%

*	Based on total net assets as of August 31, 2016.

Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Sunnymeath Asset Management, Inc., Red Bank, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Period Ended August 31, 2016
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/15 - 8/31/16	9/1/11 - 8/31/16*	9/1/06 - 8/31/16*	1/4/99 - 8/31/16*	2/14/06 - 8/31/16*
Class A
With Sales Charge	-3.81%	-0.43%	1.82%	NA	1.78%
Without Sales Charge	2.07%	0.77%	2.43%	NA	2.35%
Class C
With Sales Charge	0.70%	0.28%	1.94%	2.57%	NA
Without Sales Charge	1.70%	0.28%	1.94%	2.57%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, are 1.71% and 2.31% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

The Federal Reserve finally appears ready to raise rates again, stating this fall, “The case for an increase in the federal funds rate has strengthened in recent months.” The US economy continues to muddle along, growing at a snail’s pace. Nevertheless, demand for workers is high, unemployment rates are low and wage growth is accelerating. Wages aren’t the only headwind for the economy, as energy could increase inflationary pressures in the years ahead. Oil markets have stabilized and while capital spending in the Energy sector is down sharply from its peak, the worst appears to be behind us. Due to our belief that the Energy markets have bottomed, the Saratoga Investment Quality Bond Portfolio began purchasing short-term corporate bonds in the Energy sector in recent months.

The fixed income markets remained on edge in the 3rd quarter of 2016 as investors weighed the risks of the Federal Reserve’s plan to gradually increase short-term interest rates with continued pressure from falling worldwide interest rates. Thankfully, the US economy appears to be on a stable, albeit slow, path forward and inflationary pressures have thus far been relatively tame. However, with oil prices stabilizing and services inflation steadily increasing, we believe overall inflation readings will likely increase in the months and quarters ahead. Finally, with housing prices and rents advancing at a roughly 5% annual rate, it appears the risk to longer-term maturities in the bond market are as high as we have seen in recent years. As such, we have attempted to position the Portfolio defensively with a significant allocation to short term corporate bonds and an above market exposure to Treasury Inflation Protected Securities. Also known as TIPS, these US Treasury offerings are attractive due to their ability to potentially provide increased returns in inflationary environments.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
U.S. Treasury Inflation Protection Securities, 0.625%, 1/15/24	6.5%
U.S. Treasury Inflation Protection Securities, 0.375%, 7/15/23	6.4%
U.S. Treasury Inflation Protection Securities, 0.125%, 1/15/23	6.3%
U.S. Treasury Notes, 2.000%, 7/31/22	5.0%
U.S. Treasury Notes, 3.625%, 8/15/19	4.6%
U.S. Treasury Notes, 1.000%, 9/30/19	4.2%
General Electric Corp., 5.500%, 1/8/20	4.1%
BB&T Corp., 4.900%, 6/30/17	4.0%
U.S. Treasury Inflation Protection Securities, 0.125%, 1/15/22	3.9%
U.S. Treasury Inflation Protection Securities, 0.375%, 7/15/25	3.8%

*	Based on total net assets as of August 31, 2016.

**	Based on total investments as of August 31, 2016.

Excludes short-term investments.

Portfolio Composition**

The Lipper Short-Intermediate Investment Grade Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

The Barclays Intermediate Government/ Credit Bond Index is composed of the bonds in the Barclays Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Barclays Government/Credit Bond Index consist of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Barclays Index is an unmanaged index which does not included fees and expenses. Investor may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: 16th Amendment Advisors, LLC, New York, New York

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Period Ended August 31, 2016
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/15 - 8/31/16	9/1/11 - 8/31/16*	9/1/06 - 8/31/16*	1/4/99 - 8/31/16*	2/14/06 - 8/31/16*
Class A
With Sales Charge	-2.67%	-0.18%	0.54%	NA	0.48%
Without Sales Charge	3.26%	1.02%	1.13%	NA	1.05%
Class C
With Sales Charge	2.17%	0.79%	1.07%	1.72%	NA
Without Sales Charge	3.17%	0.79%	1.07%	1.72%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, are 3.30% and 4.02% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

From August 2015 to the end of August 2016, 30-year Treasury interest rates declined by roughly 73 basis points (0.73%), while 30-year Municipal Market Data (MMD) rates declined by roughly 98 basis points. Municipals generally outperformed Treasuries, particularly in the early part of this period. Municipal long-term new-issue supply was just over $400 billion for this period, down from about $420 billion the same period one year earlier. Inflows into municipal bond mutual funds remained persistent and strong from the end of 2015, showing continued demand for municipals. Since the end of this period, many issuers brought deals to market before the election and the expected year-end Fed tightening. The muni market has cheapened to clear this heavy supply calendar. We believe that much of this heavy supply was acceleration of deals from the future, so issuance may be lower going forward.

During the beginning of the period, we looked to extend maturities and improve credit quality and liquidity within the Saratoga Municipal Bond Portfolio. For most of this period, we maintained a barbell structure, which has the potential to outperform a bullet or ladder structure during periods of a flattening yield curve. The average maturity of the Portfolio ended this period at about 8.4 years, and the weighted average duration at about 5.1 years. Our weighted average credit quality at the end of this period was roughly AA.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Connecticut State Special Tax Revenue, 5.00%, 8/1/27	6.4%
New Jersey Turnpike Authority, 5.00%, 1/1/31	5.7%
Gwinnett County School District, 5.00%, 8/1/20	5.3%
San Diego Unified School District, 5.00%, 7/1/28	5.2%
State of Minnesota, 5.00%, 8/1/24	5.2%
Texas A&M University System of Board of Rights Revenue Refinancing, 5.00%, 5/15/24	5.2%
State of Wisconsin, 5.00%, 5/1/19	5.1%
Washington State University, 5.00%, 10/1/40	5.0%
Count of New Castle DE, 4.00%, 7/15/21	4.6%
Salt River Project Agricultural Improvement & Power District, 5.00%, 12/1/19	4.6%

*	Based on total net assets as of August 31, 2016.

Excludes short-term investments.

Portfolio Composition*

The Lipper General Municipal Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed and it is not possible to invest directly in the Index.

The Barclays Municipal Bond Index consist of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristic: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Barclays Index is an unmanaged index which does not include fees and expenses. Investors may nit invest directly in the Index.

Fund invests in municipal debt issues with dollar-weighted average maturities of five to ten years.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: CLS Investments, LLC, Omaha, Nebraska

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class A and C)
8/31/16	0.01%

Total Aggregate Return for the Period Ended August 31, 2016
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/15 - 8/31/16	9/1/11 - 8/31/16*	9/1/06 - 8/31/16*	1/4/99 - 8/31/16*	2/14/06 - 8/31/16*
Class A
With Sales Charge	-5.65%	-1.15%	-0.04%	NA	0.00%
Without Sales Charge	0.01%	0.01%	0.54%	NA	0.55%
Class C
With Sales Charge	-0.99%	0.01%	0.63%	1.21%	NA
Without Sales Charge	0.01%	0.01%	0.63%	1.21%	NA

[1]	The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, are 1.33% and 2.01% for the A and C Classes, respectively.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

INVESTMENT REVIEW

JAMES ALPHA MACRO PORTFOLIO^

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Period Ended August 31, 2016
	One Year:	Five Year:	Inception:	Inception:
	9/1/15 -8/31/16	9/1/11 – 8/31/16*	2/1/11 – 8/31/16*	1/5/12 – 8/31/16*
Class A
With Sales Charge	-12.30%	-2.17%	-1.46%	NA
Without Sales Charge	-6.96%	-1.00%	-0.41%	NA
Class C
With Sales Charge	-8.61%	NA	NA	-1.78%
Without Sales Charge	-7.70%	NA	NA	-1.78%

^	Formerly the James Alpha Global Enhanced Real Return Portfolio.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 2.29% and 3.02% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

Market reaction to Britain voting to exit the European Union dominated action in mid-2016. After an initial risk sell-off, the first voter rejection of the status quo was brushed off by stocks and other risk assets, possibly due to some central bank promises. Weakness in the British Pound held. While right about the Pound, the remaining positing of the James Alpha Macro Portfolio was primarily set up for Brexit to break the back of investor risk appetite, which it didn’t.

Growth statistics and earnings improved slightly during the annual period ended August 2016, but not enough to really change unfavorable fundamentals. Fundamentals did not agree with price action, and remained clearly negative, with pertinent negative macro trends popping up — weaker Chinese currency and weaker crude oil. Such rejection of potentially negative news is a potentially positive future indicator. While that may be true, the global macro investing picture is relatively neutral in our mindset.

Some clear opportunities did seem to appear during the period, only to once again diminish; this seems to be the investing theme of the year. The US Dollar, set in a background of favorable fundamental support all year, started to respond with strength, only to moderate towards the end of the period. Positioning for the trend was favorable, but no longer, so core positions remained but overall position size has been reduced.

We believe focusing on those specific scenarios where fundamentals and investor behavior agree, while taking a trading approach to other asset classes, could provide favorable performance while we continue to seek new macro focuses for the Portfolio.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA MACRO PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
WisdomTree Managed Futures Strategy Fund	25.1%
Vanguard Total International Bond ETF	22.4%
PowerShares DB US Dollar Index Bullish Fund	6.1%
AQR Managed Futures Strategy Fund	5.3%
Altegris Futures Evolution Strategy Fund	4.3%
ProShares UltraShort Euro	4.2%
SPDR Barclays Euro High Yield Bond UCITS ETF	3.1%
iShares JP Morgan USD Emerging Markets Bond ET	2.6%
Guggenheim S&P 500 Equal Weight ETF	2.3%
iShares 20+ Year Treasury Bond ETF	2.1%

*	Based on total net assets as of August 31, 2016.

Excludes short-term investments.

Portfolio Composition*

Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Advised by: Ascent Investment Advisors, LLC, Greenwood Village, Colorado

Objective: The Portfolio seeks total return consisting of current income and capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2016
	One Year:	Five Year:	Inception:	Inception:
	9/1/15 -8/31/16	9/1/11 – 8/31/16*	10/26/09 – 8/31/16*	1/5/12 – 8/31/16*
Class A
With Sales Charge	5.47%	8.67%	9.20%	NA
Without Sales Charge	11.93%	9.96%	10.41%	NA
Class C
With Sales Charge	10.19%	NA	NA	10.67%
Without Sales Charge	11.19%	NA	NA	10.67%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 1.98% and 2.74% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

Britain’s surprising vote to leave the European Union (EU) shook equity markets in late June 2016. While the full ramifications of Brexit will play out over a period of years, the volatility unleashed by Britain’s vote may cause the Fed to further slow its pace on interest rate hikes well into 2017.

Even prior to the Brexit vote, global REITs displayed heightened volatility as risk assets contended with slowing global growth, negative US earnings growth, weak energy demand and rising high yield default rates. Safe-haven assets were in high demand during the annual period ended August 2016 – the premium placed on the 10-Year Treasury pushed yields to their lowest level since 2012. Low yields continued to provide a tailwind for commercial real estate by lowering debt costs and exerting downward pressure on cap rates. Going forward, Brexit uncertainty, currency wars, the US election, and a worldwide epidemic of negative interest rates will be key economic drivers. Economic growth in the four largest economies (Eurozone, US, China, and Japan) is expected to slow somewhat but remain above recessionary levels.

We believe that the only scenario wherein the Fed would begin to tighten is a scenario of sustainable economic growth – this environment should also be bullish for commercial real estate fundamentals, thus potentially offsetting much of the negative impact of higher interest rates. We expect there will be occasional corrections as equities adjust to higher rates, but we intend to use those pullbacks to add to growth-oriented REITs in the James Alpha Global Real Estate Investments Portfolio, particularly in Europe and Asia-Pacific.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
CoreSite Realty Corp.	5.2%
Equinix, Inc,	5.1%
Mid-America Apartment Communities, Inc.	4.0%
Nippon Building Fund, Inc.	3.9%
CyrusOne, Inc.	2.9%
Extra Space Storage, Inc.	2.8%
Ellington Financial LLC	2.6%
Corrections Corp. of America	2.5%
Brookfield Asset Management, Inc.	2.4%
New York REIT, Inc.	2.4%

*	Based on total net assets as of August 31, 2016.

Excludes short-term investments.

Portfolio Composition *

The FTSE EPRA/NAREIT Developed Net Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders.

Total Aggregate Return for the Period Ended August 31, 2016
	One Year:	Inception:
	9/1/15 - 8/31/16	9/29/14 - 8/31/16*
Class A
With Sales Charge	-8.07%	-6.28%
Without Sales Charge	-2.42%	-3.34%
Class C
With Sales Charge	-4.07%	-4.02%
Without Sales Charge	-3.11%	-4.02%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 4.11% and 4.86% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

The end of 2015 and first half of 2016 shaped up to be a year marked by elevated volatility. June was defined by the Brexit referendum and performance for many managers hinged on how they positioned portfolios in the days leading up to the vote and how they reacted in the days that followed. In late May, the James Alpha Multi Strategy Alternative Income Portfolio was repositioned to add hedged high yield credit and mortgage-backed credit exposures. These strategies often have very little, to negative, correlation to the overall equity markets and thereby helped reduce the Portfolio’s exposure to some post-Brexit market volatility. Both strategies performed well in the days leading up to and following the event.

Portfolio diversification and asset class selection have been the key drivers that drove performance during the period. A strong run in crude oil prices, and the Portfolio’s exposure to MLPs, has been one of the largest contributors to performance. With central banks continuing to ease around the globe, and the uncertainty introduced by Brexit, we expect US rates to remain attractive. If foreign capital flows continue to increase in the US we expect to see real estate and other financial assets benefit, in addition to potentially benefitting the Portfolio’s MLP exposure.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
SPDR Barclays Convertible Securities ETF	2.6%
WisdomTree High Dividend Fund	2.4%
James Alpha Hedged High Income Portfolio	2.3%
Alerian MLP ETF	2.3%
Semper MBS Total Return Fund	2.3%
Emerge Energy Services LP	1.9%
SABMiller PLC	1.9%
Rose Rock Midstream LP	1.8%
Starwood Hotels & Resorts Worldwide, Inc.	1.8%
WisdomTree Japan Hedged Equity Fund	1.6%

*	Based on total net assets as of August 31, 2016. Excludes short-term investments and short-sales.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation as its primary objective.

Total Aggregate Return for the Period Ended August 31, 2016
	One Year:	Inception:
	9/1/15 – 8/31/16	7/31/15 – 8/31/16*
Class A
With Sales Charge	-1.85%	-5.56%
Without Sales Charge	4.09%	-0.26%
Class C
With Sales Charge	2.20%	-0.95%
Without Sales Charge	3.20%	-0.95%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 2.42% and 3.17% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

At the end of 2015, the broad equity markets generally continued the choppy and directionless trend they experienced most of the year. A rising interest rate environment, fear of slowing global demand and declining oil prices weighed heavily on the markets in the second half of the year.

The beginning of 2016 was all about Brexit. The results of the vote to leave the European Union (EU) came as a surprise to many and many markets quickly fell due to fears of a potential immediate breakup of the EU. Subsequently, the markets seemed to realize Brexit would likely be orderly and contagion fears were perhaps overblown. Nevertheless, markets were generally volatile proximate to the vote, which gave opportunity to active managers.

US equity markets were generally strong through August, but a relatively lackluster earnings season to end the month brought sideways movement with it. Economic releases mid-August such as industrial production, housing starts, and CPI were slightly positive and the markets essentially shrugged them off. August ended with the markets seeming to be completely locked in on the September Federal Reserve meeting.

The James Alpha Managed Risk Domestic Equity Portfolio continued to be leveraged in put spreads and had a lower than normal short call position. We will look to increase the call position in the coming months if volatility rises into the Fed meeting and US presidential election.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
SPDR S&P 500 ETF Trust	103.6%

*	Based on total net assets as of August 31, 2016.

**	Based on total investments as of August 31, 2016.

Excludes short-term investments and written options.

Portfolio Composition**

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation as its primary objective.

Total Aggregate Return for the Period Ended August 31, 2016
	One Year:	Inception:
	9/1/15 – 8/31/16	7/31/15 – 8/31/16*
Class A
With Sales Charge	-3.48%	-8.52%
Without Sales Charge	2.36%	-3.39%
Class C
With Sales Charge	0.69%	-3.98%
Without Sales Charge	1.69%	-3.98%

*	Annualized performance for periods greater than one year. performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 3.03% and 3.78% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

2015 was generally a challenging year for emerging markets. Fears of sovereign debt defaults, an economic slowdown in China, falling commodity prices, and an overall slowdown in global growth all contributed to the negative returns.

Emerging markets began 2016 testing their lowest levels since 2009. Volatility continued to remain elevated early in the year and the James Alpha Managed Risk Emerging Markets Equity Portfolio sold calls as pricing dictated, in order to attempt to offset the cost of downside protection.

As 2016 matured, emerging markets generally rallied. Brexit started to seem like a distant memory and although there seemed to be tremendous stress in the European banking system, the markets largely ignored the potential implications of that stress. The concept of ‘no news is good news’ seemed to be driving the emerging markets higher.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
iShares MSCI Emerging Markets ETF	102.8%

*	Based on total net assets as of August 31, 2016.

**	Based on total investments as of August 31, 2016.

Excludes short-term investments and written options.

Portfolio Composition**

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide high current income as its primary objective.

Total Aggregate Return for the Period Ended August 31, 2016
	Fiscal Period:	Inception:
	11/1/15 – 8/31/16	12/31/13 – 8/31/16*
Class A
With Sales Charge	-2.49%	-0.65%
Without Sales Charge	3.16%	1.47%
Class C
With Sales Charge	2.61%	0.81%
Without Sales Charge	1.62%	0.81%

*	Annualized performance for periods greater than one year. for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated July 18, 2016, is 3.07% and 3.67% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

The annual period ended August 2016 was marked by volatile markets. We expect that the economic impact of prolonged political and economic uncertainty associated with Brexit will likely be negative for the UK, but with limited spillover to economies in the rest of the world. We believe that the immediate uncertainty that elevated global volatility for many risky assets is over. In response to Brexit, we expect that investors, especially those global investors navigating the growing ocean of negative yielding non-USD government and corporate bonds, will continue to seek out the relatively “safe” and “attractive” offerings presented. To us, the supportive tone can remain in place until global growth and inflation expectations gain better traction and global capital starts to flow back into local destinations. When we consider the combination of investment grade credit market valuations, modest US economic growth, low/negative global risk-free rates, and global investor demand for higher quality USD fixed income exposure, our outlook for performance is positive.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Boardriders SA, 8.875%, 12/15/17	2.7%
Broadview Networks Holdings, Inc., 10.500%, 11/15/17	2.4%
Lansing Trade Gropu, 9.250%, 2/15/19	2.0%
Nebraska Book Holdings, Inc., 15.000%, 6/30/16	1.8%
4finance SA, 11.750%, 8/14/19	1.7%
Xerium Technologies, Inc., 8.875%, 06/15/18	1.6%
ProShares UltraShort Russell2000	1.6%
ION Geophysical Corp., 8.125%, 5/15/18	1.4%
Qatar Government International Bond, 3.250%, 6/2/26	1.4%
Invitation Homes 2014-SFR1 Trust, 4.257%, 6/17/31	1.3%

*	Based on total net assets as of August 31, 2016.

Excludes short-term investments and futures.

Portfolio Composition*

(a)	The Barclays U.S. Aggregate Bond Index, is made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Investors cannot invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULES OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION VALUE PORTFOLIO
August 31, 2016

Shares		Value
	COMMON STOCK - 100.7%
	AIRLINES - 4.0%
22,025	Delta Air Lines, Inc.	$809,419

	BANKS - 3.7%
6,675	SVB Financial Group *	741,325

	BIOTECHNOLOGY - 4.1%
7,850	Celgene Corp. *	837,909

	BUILDING MATERIALS - 2.9%
7,384	Eagle Materials, Inc.	593,452

	COMPUTERS - 6.1%
31,675	Hewlett Packard Enterprise Co.	680,379
13,625	Leidos Holdings, Inc.	551,949
		1,232,328
	DISTRIBUTION/WHOLESALE - 4.2%
23,650	HD Supply Holdings, Inc. *	854,001

	DIVERSIFIED FINANCIAL SERVICES - 10.3%
23,850	AerCap Holdings NV *	953,284
18,750	Discover Financial Services	1,125,000
		2,078,284
	ENTERTAINMENT - 4.8%
28,558	Gaming and Leisure Properties, Inc.	976,969

	ENVIRONMENTAL CONTROL - 1.7%
23,712	Covanta Holding Corp.	353,072

	HOME BUILDERS - 3.4%
14,650	Lennar Corp. +	692,945

	HOME FURNISHINGS - 6.1%
8,100	Tempur Sealy International, Inc. * +	635,202
3,350	Whirlpool Corp.	598,444
		1,233,646
	INSURANCE - 7.2%
5,188	Chubb Ltd.	658,513
18,300	MetLife, Inc.	794,220
		1,452,733
	LEISURE TIME - 3.5%
9,825	Royal Caribbean Cruises Ltd.	698,656

	MEDIA - 3.3%
13,250	DISH Network Corp. *	665,548

	OIL & GAS - 3.3%
9,200	EQT Corp.	657,800

	PACKAGING & CONTAINERS - 3.8%
16,700	Berry Plastics Group, Inc. *	758,013

	PHARMACEUTICALS - 15.5%
3,100	Allergan PLC *	727,074
3,520	McKesson Corp.	649,862

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	COMMON STOCK - 100.7% (Continued)
	PHARMACEUTICALS - 15.5% (Continued)
18,725	Mylan NV *	$793,191
5,075	Shire PLC - ADR +	949,939
		3,120,066
	REAL ESTATE - 3.5%
26,525	Realogy Holdings Corp.	711,931

	RETAIL - 1.0%
2,600	Dollar General Corp.	190,866

	TELECOMMUNICATIONS - 8.3%
24,775	ARRIS International PLC *	695,434
32,950	CommScope Holding Co., Inc. * +	974,332
		1,669,766
	TOTAL COMMON STOCK (Cost - $20,813,823)	20,328,729

Principal
	COLLATERAL FOR SECURITIES LOANED - 11.1%
	REPURCHASE AGREEMENTS - 5.3%
	Daiwa Capital Markets America Repo, 0.36%, due 09/01/16 with a full maturity value of $1,017,184
$999,518	(Collateralized by $481,669 Fannie Mae, 1.125% to 6.000% due 6/1/17 to 2/1/49, aggregate market value plus accrued interest $482,979; collateralized by $873 Federal Farm Credit Bank, 1.730% due 8/17/23, aggregate market value plus accrued interest $873; collateralized by $4,993 Federal Home Loan Bank, 0.000% to 0.875% due 1/26/17 to 10/1/18, aggregate market value plus accrued interest $4,993; collateralized by $196,876 Freddie Mac, 0.750% to 6.115% due 4/9/18 to 9/1/46, aggregate market value plus accrued interest $197,399; collateralized by $57,683 Ginnie Mae, 2.375% to 6.500%, due 12/15/25 to 8/20/46, aggregate market value plus accrued interest $57,843; and collateralized by $275,090 U.S. Treasury Bonds and Notes, 0.000% to 9.000%, due 9/1/16 to 8/15/46, aggregate market value plus accrued interest $275,912)
	(Cost - $999,518)	999,518

	Nomura Securities International Repo, 0.33%, due 09/01/16 with a full maturity value of $68,723
67,529	(Collateralized by $13,884 Fannie Mae, 0.875% to 8.000% due 10/26/17 to 9/1/46, aggregate market value plus accrued interest $13,927; collateralized by $2 Federal Home Loan Bank, 4.875% due 9/8/17, aggregate market value plus accrued interest $3; collateralized by $13,128 Freddie Mac, 2.000% to 8.000% due 1/1/17 to 9/1/46, aggregate market value plus accrued interest $13,168; collateralized by $8,991 Ginnie Mae, 1.875% to 8.000%, due 10/20/23 to 7/20/66, aggregate market value plus accrued interest $9,015; and collateralized by $32,718 U.S. Treasury Bonds and Notes, 0.000% to 3.625%, due 11/25/16 to 11/15/35, aggregate market value plus accrued interest $32,764)
	(Cost - $67,529)	67,529

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	COLLATERAL FOR SECURITIES LOANED - 11.1% (Continued)
	U.S. GOVERNMENT - 5.8%
21,645	U.S. Treasury Bills, 0.000%, 12/1/16	$21,627
124,462	U.S. Treasury Bonds, 3.125%-7.625%, 2/15/25-2/15/44	159,421
302,939	U.S. Treasury Inflation Indexed Notes, 0.125%-0.375%, 1/15/22-7/15/25	318,414
660,190	U.S. Treasury Notes, 0.625%-3.750%, 2/28/17-2/15/26	682,305
	(Cost - $1,181,767)	1,181,767

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $2,248,814)	2,248,814

	TOTAL INVESTMENTS - 111.8% (Cost - $23,062,637) (a)	$22,577,543

	OTHER ASSETS AND LIABILITIES - (11.8)%	(2,384,776)

	NET ASSETS - 100.0%	$20,192,767

*	Non-income producing securities.

+	All or a portion of the security is on loan.

ADR - American Depository Receipt

PLC - Public Liability Company

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $23,188,616 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$884,388
Unrealized depreciation:	(1,495,461)
Net unrealized depreciation:	$(611,073)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO
August 31, 2016

Shares		Value
	COMMON STOCK - 100.8%
	AEROSPACE/DEFENSE - 2.2%
18,400	Spirit AeroSystems Holdings, Inc. - Cl. A *	$843,088

	AUTO PARTS & EQUIPMENT - 1.5%
4,700	Lear Corp.	546,563

	BEVERAGES - 2.1%
8,350	Dr. Pepper Snapple Group, Inc.	782,395

	BIOTECHNOLOGY - 4.6%
6,300	Amgen, Inc.	1,071,378
5,300	United Therapeutics Corp. * +	648,084
		1,719,462
	BUILDING MATERIALS - 2.1%
22,400	Masco Corp.	794,752

	CHEMICALS - 2.9%
3,100	EI du Pont de Nemours & Co.	215,760
2,400	LyondellBasell Industries NV	189,336
2,100	Monsanto Co.	223,650
2,100	PPG Industries, Inc.	222,348
2,000	Praxair, Inc.	244,080
		1,095,174
	COMMERCIAL SERVICES - 4.0%
19,400	ServiceMaster Global Holdings, Inc. *	723,814
14,700	Vantiv, Inc. - Cl. A *	789,978
		1,513,792
	COMPUTERS - 3.1%
11,000	Apple, Inc.	1,167,100

	COSMETICS/PERSONAL CARE - 2.0%
10,000	Colgate-Palmolive Co.	743,400

	DIVERSIFIED FINANCIAL SERVICES - 4.7%
21,200	CoreLogic, Inc. *	869,624
3,200	Intercontinental Exchange, Inc.	902,464
		1,772,088
	FOOD - 6.4%
11,400	Campbell Soup Co.	692,208
18,300	ConAgra Foods, Inc.	852,963
16,900	Sysco Corp.	876,434
		2,421,605
	HEALTHCARE-PRODUCTS - 8.1%
16,600	Baxter International, Inc.	775,718
1,100	CR Bard, Inc.	242,924
2,600	Edwards Lifesciences Corp. *	299,416
21,800	Hologic, Inc. *	837,556
8,000	IDEXX Laboratories, Inc.	901,440
		3,057,054
	HEALTHCARE-SERVICES - 0.5%
2,800	Centene Corp. *	191,212

	HOUSEHOLD PRODUCTS/WARES - 0.6%
1,700	Clorox Co.	222,768

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	COMMON STOCK - 100.8% (Continued)
	INTERNET - 10.5%
617	Alphabet, Inc. *	$473,270
613	Alphabet, Inc. - Cl. A *	484,178
539	Amazon.com, Inc. *	414,577
14,923	Facebook, Inc. - Cl. A *	1,882,089
9,200	VeriSign, Inc. * +	684,940
		3,939,054
	MACHINERY-DIVERSIFIED - 2.3%
22,500	BWX Technologies, Inc.	873,225

	MEDIA - 1.9%
14,500	Dish Network Corp.	728,335

	MISCELLANEOUS MANUFACTURING - 3.3%
4,300	AO Smith Corp.	414,864
6,800	Illinois Tool Works, Inc.	808,180
		1,223,044
	PHARMACEUTICALS - 5.2%
16,400	Bristol-Myers Squibb Co.	941,196
10,400	Express Scripts Holding Co. *	756,080
2,200	Johnson & Johnson	262,548
		1,959,824
	REITS - 2.1%
1,800	American Tower Corp	204,084
1,200	Crown Castle International Corp.	113,724
300	Equinix, Inc.	110,595
600	Public Storage	134,364
1,100	Simon Property Group, Inc.	237,017
		799,784
	RETAIL - 13.5%
5,700	Darden Restaurants, Inc. +	351,348
10,200	Home Depot, Inc.	1,368,024
12,742	Lowe’s Cos., Inc.	975,528
9,500	McDonald’s Corp.	1,098,770
3,400	O’Reilly Automotive, Inc. *	951,830
3,700	Yum! Brands, Inc.	335,627
		5,081,127
	SHIPBUILDING - 2.1%
4,900	Huntington Ingalls Industries, Inc.	809,333

	SOFTWARE - 12.5%
9,400	Adobe Systems, Inc. *	961,714
10,050	Citrix Systems, Inc. *	876,360
3,200	Electronic Arts, Inc. *	259,936
13,913	Microsoft Corp.	799,441
4,800	Paychex, Inc.	291,216
10,150	Red Hat, Inc. *	740,747
10,400	VMware, Inc. +	762,632
		4,692,046
	TELECOMMUNICATIONS - 2.6%
10,100	Motorola Solutions, Inc.	777,599
3,600	Verizon Communications, Inc.	188,388
		965,987
	TOTAL COMMON STOCK (Cost - $35,615,526)	37,942,212

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 0.5%
180,515	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $180,515)	$180,515

Principal
	COLLATERAL FOR SECURITIES LOANED - 6.6%
	REPURCHASE AGREEMENTS - 5.7%
	Daiwa Capital Markets America Repo, 0.36%, due 09/01/16 with a full maturity value of $1,017,184
$999,454	(Collateralized by $481,669 Fannie Mae, 1.125% to 6.000% due 6/1/17 to 2/1/49, aggregate market value plus accrued interest $482,979; collateralized by $873 Federal Farm Credit Bank, 1.730% due 8/17/23, aggregate market value plus accrued interest $873; collateralized by $4,993 Federal Home Loan Bank, 0.000% to 0.875% due 1/26/17 to 10/1/18, aggregate market value plus accrued interest $4,993; collateralized by $196,876 Freddie Mac, 0.750% to 6.115% due 4/9/18 to 9/1/46, aggregate market value plus accrued interest $197,399; collateralized by $57,683 Ginnie Mae, 2.375% to 6.500%, due 12/15/25 to 8/20/46, aggregate market value plus accrued interest $57,843; and collateralized by $275,090 U.S. Treasury Bonds and Notes, 0.000% to 9.000%, due 9/1/16 to 8/15/46, aggregate market value plus accrued interest $275,912)
	(Cost - $999,454)	999,454

	Nomura Securities International Repo, 0.33%, due 09/01/16 with a full maturity value of $1,017,727
999,989	(Collateralized by $205,607 Fannie Mae, 0.875% to 8.000% due 10/26/17 to 9/1/46, aggregate market value plus accrued interest $206,242; collateralized by $36 Federal Home Loan Bank, 4.875% due 9/8/17, aggregate market value plus accrued interest $37; collateralized by $194,411 Freddie Mac, 2.000% to 8.000% due 1/1/17 to 9/1/46, aggregate market value plus accrued interest $195,003; collateralized by $133,145 Ginnie Mae, 1.875% to 8.000%, due 10/20/23 to 7/20/66, aggregate market value plus accrued interest $133,509; and collateralized by $484,528 U.S. Treasury Bonds and Notes, 0.000% to 3.625%, due 11/25/16 to 11/15/35, aggregate market value plus accrued interest $485,209)
	(Cost - $999,989)	999,989

	Royal Bank of Scotland PLC Repo, 0.30%, due 09/01/16 with a full maturity value of $134,414
132,072	(Collateralized by $134,414 U.S. Treasury Bonds and Notes, 0.077% to 3.625%, due 1/31/17 to 10/31/19, aggregate market value plus accrued interest $134,696)
	(Cost - $132,072)	132,072

	U.S. GOVERNMENT - 0.9%
351,969	U.S. Treasury Bill, 0.000%, 9/8/16-4/27/17	351,969
3,336	U.S. Treasury Bond, 2.500%-5.250%, 11/15/28-2/15/46	3,828
2,885	U.S. Treasury Note, 0.394%-4.750%, 1/31/17-2/15/25	2,895
334	U.S. Treasury Inflation Indexed Bond, 1.375%, 2/15/44	411
246	U.S. Treasury Inflation Indexed Note, 0.125%-0.375%, 4/15/18-7/15/25	257
	(Cost - $359,360)	359,360

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $2,490,875)	2,490,875

	TOTAL INVESTMENTS - 107.9% (Cost - $38,286,916) (a)	$40,613,602

	OTHER ASSETS AND LIABILITIES - (7.9)%	(2,961,627)

	NET ASSETS - 100.0%	$37,651,975

*	Non-income producing securities.

+	All or a portion of the security is on loan.

PLC - Public Liability Company

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $38,305,165 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$3,137,863
Unrealized depreciation:	(829,426)
Net unrealized appreciation:	$2,308,437

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA MID CAPITALIZATION PORTFOLIO
August 31, 2016

Shares		Value
	COMMON STOCK - 99.1%
	APPAREL - 1.0%
5,425	Gildan Activewear, Inc. - Cl. A	$159,929

	BANKS - 3.5%
6,450	Chemical Financial Corp.	298,184
5,750	PacWest Bancorp	249,032
		547,216
	BUILDING MATERIALS - 1.9%
7,400	Caesar Stone SDot-Yam Ltd. *	290,968

	COMMERCIAL SERVICES - 12.1%
4,300	Aramark	163,099
3,075	Global Payments, Inc.	233,546
9,450	Grand Canyon Education, Inc. *	392,458
10,650	H&R Block, Inc.	230,679
853	Herc Holdings, Inc. *	28,840
2,610	Hertz Global Holdings, Inc. *	128,569
4,850	KAR Auction Services, Inc.	205,058
6,700	Sabre Corp.	188,605
5,100	ServiceMaster Global Holdings, Inc. *	190,281
1,250	United Rentals, Inc. *	102,888
		1,864,023
	COMPUTERS - 2.6%
2,250	CACI International, Inc. - Cl. A *	223,560
5,175	NCR Corp. *	175,174
		398,734
	DISTRIBUTION/WHOLESALE - 1.2%
5,250	HD Supply Holdings, Inc. *	189,577

	DIVERSIFIED FINANCIAL SERVICES - 6.5%
1,250	Alliance Data Systems Corp. *	255,725
4,350	Nasdaq, Inc.	309,763
3,075	SEI Investments Co.	141,758
10,725	Synchrony Financial	298,477
		1,005,723
	HAND/MACHINE TOOLS - 2.4%
11,300	Milacron Holdings Corp. * +	195,151
1,200	Snap-on, Inc.	183,948
		379,099
	HEALTHCARE-PRODUCTS - 2.4%
13,075	VWR Corp. *	364,923

	HEALTHCARE-SERVICES - 8.1%
3,725	Amsurg Corp. * +	241,827
3,525	Centene Corp. *	240,722
5,175	Community Health Systems, Inc. *	55,269
5,000	HCA Holdings, Inc. *	377,750
5,000	MEDNAX, Inc. *	328,850
		1,244,418
	HOME BUILDERS - 1.7%
5,450	Lennar Corp. +	257,785

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	COMMON STOCK - 99.1% (Continued)
	HOUSEHOLD PRODUCTS/WARES - 3.5%
2,925	Avery Dennison Corp.	$226,512
2,300	Spectrum Brands Holdings, Inc. +	308,660
		535,172
	HOUSEWARES - 2.9%
8,376	Newell Brands, Inc.	444,598

	INSURANCE - 8.6%
8,375	Arthur J Gallagher & Co.	413,809
7,925	First American Financial Corp.	341,488
4,850	Hartford Financial Services Group, Inc.	199,189
3,475	Reinsurance Group of America, Inc.	372,937
		1,327,423
	INTERNET - 0.8%
6,025	RingCentral, Inc. - Cl. A *	132,249

	INVESTMENT COMPANIES - 2.8%
26,571	Ares Capital Corp.	429,387

	IRON/STEEL - 1.5%
2,175	Carpenter Technology Corp.	78,909
2,100	Reliance Steel & Aluminum Co.	151,368
		230,277
	MINING - 1.5%
31,000	Constellium NV - Cl. A *	231,880

	OIL & GAS - 5.6%
6,475	Continental Resources, Inc. *	310,541
3,075	Gulfport Energy Corp. *	87,945
15,625	QEP Resources, Inc.	298,437
13,900	WPX Energy, Inc. *	166,800
		863,723
	PACKAGING & CONTAINERS - 5.1%
6,900	Crown Holdings, Inc. *	374,187
3,325	Packaging Corp. of America	261,445
3,025	WestRock Co.	144,898
		780,530
	PHARMACEUTICALS - 4.6%
11,050	Catalent, Inc. *	278,791
8,450	Endo International PLC *	174,915
8,175	Premier, Inc. - Cl. A *	258,739
		712,445
	REITS - 3.0%
32,825	New Residential Investment Corp.	471,039

	RETAIL - 2.2%
1,700	HSN, Inc.	71,026
1,200	PVH Corp.	129,312
1,000	Signet Jewelers Ltd.	81,980
4,350	Tailored Brands, Inc.	57,333
		339,651
	SAVINGS & LOANS - 1.8%
23,200	Investors Bancorp, Inc.	284,200

	SEMICONDUCTORS - 1.1%
10,300	Micron Technology, Inc. *	169,847

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA MID CAPITALIZATION PORTFOLIO
August 31, 2016

Shares		Value
	COMMON STOCK - 99.1% (Continued)
	SOFTWARE - 9.9%
2,275	Broadridge Financial Solutions, Inc.	$157,658
2,975	Check Point Software Technologies Ltd. *	228,301
5,675	Fidelity National Information Services, Inc.	450,198
16,525	First Data Corp. - Cl. A *	230,028
1,650	Fiserv, Inc. *	170,033
9,575	IMS Health Holdings, Inc. *	285,526
		1,521,744
	TELECOMMUNICATIONS - 0.8%
4,075	CommScope Holding Co., Inc. * +	120,498

	TOTAL COMMON STOCK (Cost - $12,499,474)	15,297,058

Principal
	COLLATERAL FOR SECURITIES LOANED - 6.1%
	REPURCHASE AGREEMENTS - 4.3%
	Credit Suisse Securities, 0.32%, due 09/01/16 with a full maturity of $576,628
$566,455	(Collateralized by $576,628 U.S. Treasury Bonds and Notes, 0.025% to 2.375%, due 1/15/17 to 1/15/28, aggregate market value plus accrued interest $577,693)
	(Cost - $566,455)	566,455

	HSBC Securities USA, Inc. Repo, 0.28%, due 09/01/16 with a full maturity of $101,322
99,535	(Collateralized by $101,322 U.S. Treasury Bonds and Notes, 0.077% to 9.125%, due 1/31/17 to 8/15/25, aggregate market value plus accrued interest $101,946)
	(Cost - $99,535)	99,535

	U.S. GOVERNMENT - 1.8%
8,082	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/45	8,554
25,539	U.S. Treasury Inflation Indexed Notes, 0.125%-1.125%, 4/15/17-7/15/25	26,588
231,977	U.S. Treasury Notes, 0.382%-3.500%, 11/15/16-2/15/26	235,201
	(Cost - $270,343)	270,343

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $936,333)	936,333

	TOTAL INVESTMENTS - 105.2% (Cost - $13,435,807) (a)	$16,233,391

	OTHER ASSETS AND LIABILITIES - (5.2)%	(799,480)

	NET ASSETS - 100.0%	$15,433,911

*	Non-income producing securities.

+	All or a portion of the security is on loan.

PLC - Public Liability Company

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $13,677,454 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$3,486,772
Unrealized depreciation:	(930,835)
Net unrealized appreciation:	$2,555,937

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA SMALL CAPITALIZATION PORTFOLIO
August 31, 2016

Shares		Value
	COMMON STOCK - 100.6%
	AIRLINES - 0.8%
1,220	Hawaiian Holdings, Inc. * +	$57,316

	APPAREL - 0.6%
880	Columbia Sportswear Co.	49,430

	AUTO PARTS & EQUIPMENT - 2.0%
1,830	Cooper Tire & Rubber Co.	62,202
3,120	Superior Industries International, Inc.	90,823
		153,025
	BANKS - 4.3%
2,040	Cathay General Bancorp	64,097
4,480	Customers Bancorp, Inc. * +	119,795
15,340	First BanCorp *	75,166
3,460	First Midwest Bancorp, Inc.	67,712
		326,770
	BIOTECHNOLOGY - 1.1%
680	ANI Pharmaceuticals, Inc. * +	40,623
1,360	Ionis Pharmaceuticals, Inc. * +	40,324
		80,947
	BUILDING MATERIALS - 4.1%
1,970	AAON, Inc.	55,751
2,170	Louisiana-Pacific Corp. *	42,272
1,490	Masonite International Corp. *	99,428
2,650	Simpson Manufacturing Co., Inc.	116,282
		313,733
	CHEMICALS - 3.5%
1290	Chemtura Corp. *	38,687
1290	Innophos Holdings, Inc.	54,464
1970	Innospec, Inc.	116,782
810	Stepan Co.	56,911
		266,844
	COAL - 0.9%
10,730	SunCoke Energy, Inc.	69,960

	COMMERCIAL SERVICES - 7.6%
1,490	AMN Healthcare Services, Inc. * +	53,983
5,630	CBIZ, Inc. *	63,675
480	Cimpress NV *	47,650
1,760	Grand Canyon Education, Inc. *	73,093
1,220	Insperity, Inc.	79,971
9,710	Neff Corp. * +	91,177
1,150	Paylocity Holding Corp. * +	51,784
3,600	Vectrus, Inc. *	121,464
		582,797
	COMPUTERS - 5.8%
480	CACI International, Inc. - Cl. A *	47,693
1,970	Manhattan Associates, Inc. *	119,224
4,820	Mentor Graphics Corp.	115,728
2,510	Science Applications International Corp.	160,163
		442,808
	DISTRIBUTION/WHOLESALE - 1.6%
1,900	Anixter International, Inc. *	121,486

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	COMMON STOCK - 100.6% (Continued)
	DIVERSIFIED FINANCIAL SERVICES - 1.8%
2,040	GAMCO Investors, Inc. - Cl. A	$62,567
2,990	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	71,700
		134,267
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
1,490	Encore Wire Corp.	57,693
2,510	General Cable Corp.	40,486
		98,179
	ELECTRONICS - 5.2%
750	Badger Meter, Inc.	49,492
2,580	Benchmark Electronics, Inc. *	62,230
4,280	Brady Corp.	143,337
880	Coherent, Inc. *	92,558
880	Rogers Corp. *	49,201
		396,818
	ENGINEERING & CONSTRUCTION - 3.7%
2,920	Comfort Systems USA, Inc.	82,899
1,760	Dycom Industries, Inc. * +	142,771
2,380	Tutor Perini Corp. *	55,192
		280,862
	ENTERTAINMENT - 4.5%
5,840	Isle of Capri Casinos, Inc. *	101,324
1,020	Marriott Vacations Worldwide Corp.	78,642
1,020	Vail Resorts, Inc.	161,599
		341,565
	FOOD - 1.6%
680	Post Holding, Inc. *	57,650
2,100	SpartanNash Co.	67,242
		124,892
	GAS - 1.1%
1,360	ONE Gas, Inc.	83,273

	HEALTHCARE-PRODUCTS - 4.4%
2,380	Exactech, Inc. *	66,140
880	ICU Medical, Inc. *	109,798
1,360	Masimo Corp. *	80,430
1,150	NuVasive, Inc. *	75,290
		331,658
	HEALTHCARE-SERVICES - 3.4%
1,630	Centene Corp. *	111,313
1,490	LHC Group, Inc. *	52,984
1,700	Magellan Health, Inc. *	97,104
		261,401
	HOME BUILDERS - 0.8%
1,900	Installed Building Products, Inc. *	63,422

	HOUSEHOLD PRODUCTS/WARES - 0.7%
5,430	ACCO Brands Corp. *	54,300

	INSURANCE - 0.8%
4,680	Radian Group, Inc.	64,163

	INTERNET - 1.4%
2,440	Perficient, Inc. *	48,727
1,090	Shutterfly, Inc. *	54,740
		103,467

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	COMMON STOCK - 100.6% (Continued)
	LEISURE TIME - 0.8%
5,630	Callaway Golf Co.	$64,295

	LODGING - 1.6%
7,060	Belmont Ltd. *	78,860
1,760	Monarch Casino & Resort, Inc. *	41,870
		120,730
	MACHINERY-DIVERSIFIED - 1.7%
2,780	Gorman-Rupp Co. +	75,505
1,020	Kadant, Inc.	54,713
		130,218
	MINING - 0.5%
6,920	Hecla Mining Co.	38,614

	MISCELLANEOUS MANUFACTURING - 1.9%
2,510	Trinseo SA	145,229

	OFFICE FURNISHINGS - 2.2%
1,970	HNI Corp.	110,005
2,100	Knoll, Inc.	55,566
		165,571
	OIL & GAS - 0.5%
13,100	Denbury Resources, Inc. +	40,348

	OIL & GAS SERVICES - 0.9%
2,850	Natural Gas Services Group, Inc. *	67,374

	PHARMACEUTICALS - 1.7%
3,190	Adamas Pharmaceuticals, Inc. * +	43,607
22,330	Alimera Sciences, Inc. *	34,165
1,090	PRA Health Sciences, Inc. *	55,099
		132,871
	REITS - 4.5%
8,820	Armada Hoffler Properties, Inc.	121,540
200	Ashford Hospitality Prime, Inc.	3,102
2,510	CubeSmart	69,100
3,530	Mack-Cali Realty Corp.	97,993
2,170	Urstadt Biddle Properties, Inc.	49,281
		341,016
	RETAIL - 6.0%
950	Casey’s General Stores, Inc.	124,744
610	Cracker Barrel Old Country Store, Inc. +	92,787
1,970	Dave & Buster’s Entertainment, Inc. *	91,506
950	Jack in the Box, Inc.	94,487
2,100	Zoe’s Kitchen, Inc. * +	57,183
		460,707
	SAVINGS & LOANS - 4.2%
3,600	Banc of California, Inc.	80,352
2,100	First Defiance Financial Corp.	95,529
9,440	Northwest Bancshares, Inc.	146,509
		322,390

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	COMMON STOCK - 100.6% (Continued)
	SEMICONDUCTORS - 6.3%
5,160	DSP Group, Inc. *	$59,546
5,970	Entegris, Inc. *	101,729
1,760	MKS Instruments, Inc.	85,782
750	Monolithic Power Systems, Inc.	57,540
2,580	Nanometrics, Inc. *	52,477
1,150	Silicon Laboratories, Inc. *	65,895
1,700	Tessera Technologies, Inc.	57,018
		479,987
	SOFTWARE - 3.9%
1,760	Guidewire Software, Inc. *	108,293
2,380	Progress Software Corp. *	69,044
750	Proofpoint, Inc. * +	57,712
2,310	RealPage, Inc. *	59,459
		294,508
	STORAGE/WAREHOUSE - 0.9%
2,170	Mobile Mini, Inc.	64,883

	TOTAL COMMON STOCK (Cost - $7,025,444)	7,672,124

Principal
	COLLATERAL FOR SECURITIES LOANED - 11.1%
	REPURCHASE AGREEMENTS - 4.3%
$329,180	Daiwa Capital Markets America Repo, 0.36%, due 09/01/16 with a full maturity value of $334,957 (Collateralized by $158,613 Fannie Mae, 1.125% to 6.000% due 6/1/17 to 2/1/49, aggregate market value plus accrued interest $159,044; collateralized by $287 Federal Farm Credit Bank, 1.730% due 8/17/23, aggregate market value plus accrued interest $288; collateralized by $1,644 Federal Home Loan Bank, 0.000% to 0.875% due 1/26/17 to 10/1/18, aggregate market value plus accrued interest $1,644; collateralized by $64,831 Freddie Mac, 0.750% to 6.115% due 4/9/18 to 9/1/46, aggregate market value plus accrued interest $65,003; collateralized by $18,995 Ginnie Mae, 2.375% to 6.500%, due 12/15/25 to 8/20/46, aggregate market value plus accrued interest $19,048; and collateralized by $90,587 U.S. Treasury Bonds and Notes, 0.000% to 9.000%, due 9/1/16 to 8/15/46, aggregate market value plus accrued interest $90,857)
	(Cost - $329,180)	329,180

	U.S. GOVERNMENT - 6.8%
134,389	U.S. Treasury Bonds, 2.875%-6.250%, 5/15/30-5/15/45	169,274
45,478	U.S. Treasury Inflation Indexed Bond, 2.000%, 1/15/26	64,383
9,542	U.S. Treasury Inflation Indexed Notes, 0.125%-1.125%, 4/15/20-1/15/25	9,827
263,711	U.S. Treasury Notes, 1.375%-3.125%, 12/31/18-11/15/25	277,981
	(Cost - $521,465)	521,465

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $850,645)	850,645

	TOTAL INVESTMENTS - 111.7% (Cost - $7,876,089) (a)	$8,522,769

	OTHER ASSETS AND LIABILITIES - (11.7)%	(897,143)

	NET ASSETS - 100.0%	$7,625,626

*	Non-income producing securities.

+	All or a portion of the security is on loan.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $7,878,056 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$900,178
Unrealized depreciation:	(255,465)
Net unrealized appreciation:	$644,713

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA INTERNATIONAL EQUITY PORTFOLIO
August 31, 2016

Shares		Value
	COMMON STOCK - 98.9%
	ADVERTISING - 1.5%
1,070	Publicis Groupe SA	$79,478

	AUTO MANUFACTURERS - 1.8%
3,070	Honda Motor Co. Ltd.	94,602

	AUTO PARTS & EQUIPMENT - 2.8%
2,070	Hella KGaA Hueck & Co.	83,587
3,100	NGK Insulators Ltd.	67,440
		151,027
	BANKS - 15.1%
2,760	Banca Generali SpA	55,221
3,293	BNP Paribas SA	167,919
7,000	DBS Group Holdings Ltd.	76,885
15,780	ICICI Bank Ltd. - ADR	121,033
165,530	Lloyds Banking Group PLC	128,676
3,930	National Australia Bank Ltd.	80,601
35,470	Sumitomo Mitsui Trust Holdings, Inc.	127,311
22,610	Turkiye Garanti Bankasi AS	58,285
		815,931
	BEVERAGES - 1.1%
7,740	Coca-Cola Amatil Ltd.	56,795

	BUILDING MATERIALS - 1.9%
2,660	LIXIL Group Corp.	53,719
17,000	Taiheiyo Cement Corp.	51,670
		105,389
	CHEMICALS - 6.5%
2,400	DIC Corp.	73,152
10,290	Essentra PLC	69,553
2,480	Evonik Industries AG	83,088
6,500	Israel Chemicals Ltd.	27,492
880	Solvay SA	96,452
		349,737
	COMMERCIAL SERVICES - 1.0%
2,503	Intertrust NV *	56,406

	COMPUTERS - 1.0%
10,860	Fujitsu Ltd.	55,322

	DIVERSIFIED FINANCIAL SERVICES - 6.7%
24,257	Arrow Global Group PLC	81,913
42,000	Fubon Financial Holding Co. Ltd.	59,432
1,630	KB Financial Group, Inc.	56,867
6,720	ORIX Corp.	96,869
2,380	Secure Trust Bank PLC	68,956
		364,037
	ELECTRICAL COMPONENTS & EQUIPMENT - 3.0%
12,550	Delta Electronics, Inc.	65,261
1,430	Schneider Electric SE	97,408
		162,669
	ELECTRONICS - 2.6%
2,400	Alps Electric Co. Ltd.	54,350
2,910	Koninklijke Philips NV	84,243
		138,593

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	COMMON STOCK - 98.9% (Continued)
	ENGINEERING & CONSTRUCTION - 4.6%
84,000	China Railway Construction Corp. Ltd.	$102,525
84,000	China State Construction International Holdings	100,090
2,151	Larsen & Toubro Ltd. - ADR	48,398
		251,013
	FOOD - 5.0%
3,510	BRF SA	58,418
13,600	Distribuidora Internacional de Alimentacion SA	82,941
2,290	METRO AG	67,771
2,900	NH Foods Ltd.	63,634
		272,764
	FOREST PRODUCTS & PAPER - 1.0%
32,570	Western Forest Products, Inc.	52,626

	HOLDING COMPANIES - DIVERSIFIED - 1.9%
8,180	CK Hutchison Holdings Ltd.	104,964

	INSURANCE - 1.9%
8,090	Assicurazioni Generali SpA	102,887

	LEISURE TIME - 1.7%
4,500	Yamaha Motor Co. Ltd.	92,488

	LODGING - 1.3%
17,600	Sands China Ltd.	69,006

	MACHINERY - CONSTRUCTION & MINING - 1.3%
50,300	United Tractors Tbk PT	70,992

	METAL FABRICATE/HARDWARE - 4.1%
16,100	NTN Corp.	59,193
9,590	SKF AB	161,180
		220,373
	OIL & GAS - 7.2%
1,230	Lukoil PJSC - ADR	55,030
2,440	Royal Dutch Shell PLC	59,476
14,840	Santos Ltd.	49,142
2,020	Sasol Ltd.	50,952
1,960	TOTAL SA	93,499
10,960	Whitecap Resources, Inc.	83,116
		391,215
	OIL & GAS SERVICES - 1.4%
3,080	ShawCor Ltd.	75,213

	PHARMACEUTICALS - 8.4%
525	Bayer AG	55,959
2,530	GlaxoSmithKline PLC	54,316
4,830	Grifols SA	76,381
436	Roche Holding AG	106,536
4,700	Santen Pharmaceutical Co. Ltd.	59,184
2,080	Teva Pharmaceutical Industries Ltd. - ADR	104,811
		457,187
	REAL ESTATE - 1.0%
3,770	Sun Hung Kai Properties Ltd.	52,967

	RETAIL - 2.0%
21,000	ANTA Sports Products Ltd.	56,716
284	Kering	53,882
		110,598

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	COMMON STOCK - 98.9% (Continued)
	SEMICONDUCTORS - 2.0%
1,670	SK Hynix, Inc.	$54,451
1,940	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	55,756
		110,207
	SOFTWARE - 1.2%
5,590	Playtech PLC	66,709

	TELECOMMUNICATIONS - 6.9%
1,200	Philippine Long Distance Telephone Co. - ADR	46,296
11,360	Telefonaktiebolaget LM Ericsson	80,765
19,770	VimpelCom Ltd.	84,418
54,630	Vodafone Group PLC	164,421
		375,900
	TRANSPORTATION - 1.0%
1,780	Deutsche Post AG	56,150

	TOTAL COMMON STOCK (Cost - $5,488,577)	5,363,245

	TOTAL INVESTMENTS - 98.9% (Cost - $5,488,577) (a)	$5,363,245

	OTHER ASSETS AND LIABILITIES - 1.1%	57,639

	NET ASSETS - 100.0%	$5,420,884

*	Non-income producing security.

ADR - American Depositary Receipt

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $5,602,724 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$239,099
Unrealized depreciation:	(478,578)
Net unrealized depreciation:	$(239,479)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA HEALTH & BIOTECHNOLOGY PORTFOLIO
August 31, 2016

Shares		Value
	COMMON STOCK - 97.4%
	BIOTECHNOLOGY - 14.0%
10,600	Amgen, Inc.	$1,802,636
2,050	Biogen, Inc. *	626,541
10,100	Charles River Laboratories International, Inc. *	840,421
		3,269,598
	ELECTRONICS - 5.9%
6,350	Keysight Technologies, Inc. *	193,231
7,500	Waters Corp. * +	1,179,825
		1,373,056
	HEALTHCARE-PRODUCTS - 17.8%
4,900	Becton Dickinson and Co.	868,329
4,600	Bio-Techne Corp.	484,610
3,710	CR Bard, Inc.	819,316
3,700	Halyard Health, Inc. *	134,865
4,796	Medtronic PLC	417,396
9,000	St Jude Medical, Inc.	701,280
6,200	Stryker Corp.	717,092
		4,142,888
	HEALTHCARE-SERVICES - 18.5%
5,460	Aetna, Inc.	639,475
7,000	Anthem, Inc.	875,560
6,500	Cigna Corp.	833,690
11,600	DaVita HealthCare Partners, Inc. *	749,708
7,600	Quest Diagnostics, Inc.	629,432
4,400	UnitedHealth Group, Inc.	598,620
		4,326,485
	PHARMACEUTICALS - 41.2%
5,700	AstraZeneca PLC - ADR +	187,017
14,150	Cardinal Health, Inc.	1,127,331
6,000	Eli Lilly & Co.	466,500
8,100	Endo International PLC *	167,670
10,300	Express Scripts Holding Co. *	748,810
20,500	GlaxoSmithKline PLC - ADR +	890,930
7,000	Johnson & Johnson	835,380
5,200	McKesson Corp.	960,024
16,400	Merck & Co., Inc.	1,029,756
27,120	Owens & Minor, Inc.	932,114
18,208	Sanofi - ADR	700,462
16,200	Teva Pharmaceutical Industries Ltd. - ADR	816,318
10,300	VCA, Inc. *	729,343
		9,591,655

	TOTAL COMMON STOCK (Cost - $15,164,115)	22,703,682

	SHORT-TERM INVESTMENTS - 1.5%
348,699	Milestone Treasury Obligations Portfolio, Institutional Class (Cost - $348,699)	348,699

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA HEALTH & BIOTECHNOLOGY PORTFOLIO (Continued)
August 31, 2016

Principal		Value
	COLLATERAL FOR SECURITIES LOANED - 9.8%
	REPURCHASE AGREEMENTS - 4.6%
$999,748	Daiwa Capital Markets America Repo, 0.36%, due 09/01/16 with a full maturity value of $1,017,184 (Collateralized by $481,669 Fannie Mae, 1.125% to 6.000% due 6/1/17 to 2/1/49, aggregate market value plus accrued interest $482,979; collateralized by $873 Federal Farm Credit Bank, 1.730% due 8/17/23, aggregate market value plus accrued interest $873; collateralized by $4,993 Federal Home Loan Bank, 0.000% to 0.875% due 1/26/17 to 10/1/18, aggregate market value plus accrued interest $4,993; collateralized by $196,876 Freddie Mac, 0.750% to 6.115% due 4/9/18 to 9/1/46, aggregate market value plus accrued interest $197,399; collateralized by $57,683 Ginnie Mae, 2.375% to 6.500%, due 12/15/25 to 8/20/46, aggregate market value plus accrued interest $57,843; and collateralized by $275,090 U.S. Treasury Bonds and Notes, 0.000% to 9.000%, due 9/1/16 to 8/15/46, aggregate market value plus accrued interest $275,912)
	(Cost - $999,748)	$999,748

65,556	Nomura Securities International Repo, 0.33%, due 09/01/16 with a full maturity value of $66,699 (Collateralized by $13,475 Fannie Mae, 0.875% to 8.000% due 10/26/17 to 9/1/46, aggregate market value plus accrued interest $13,517; collateralized by $2 Federal Home Loan Bank, 4.875% due 9/8/17, aggregate market value plus accrued interest $2; collateralized by $12,741 Freddie Mac, 2.000% to 8.000% due 1/1/17 to 9/1/46, aggregate market value plus accrued interest $12,780; collateralized by $8,726 Ginnie Mae, 1.875% to 8.000%, due 10/20/23 to 7/20/66, aggregate market value plus accrued interest $8,750; and collateralized by $31,755 U.S. Treasury Bonds and Notes, 0.000% to 3.625%, due 11/25/16 to 11/15/35, aggregate market value plus accrued interest $31,799)
	(Cost - $65,556)	65,556

	U.S. GOVERNMENT - 5.2%
119,859	U.S. Treasury Bill, 0.000%, 10/13/16-5/25/17	119,461
712,299	U.S. Treasury Notes, 0.875%-3.625%, 5/31/18-12/31/22	728,639
353,048	U.S. Treasury Inflation Indexed Notes, 0.125%-0.750%, 4/15/17-2/15/42	372,417
	(Cost - $1,220,517)	1,220,517

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $2,285,821)	2,285,821

	TOTAL INVESTMENTS - 108.7% (Cost - $17,798,635) (a)	$25,338,202

	OTHER ASSETS AND LIABILITIES - (8.7)%	(2,039,327)

	NET ASSETS - 100.0%	$23,298,875

*	Non-income producing securities.

+	All or a portion of the security is on loan.

ADR - American Depository Receipt.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,816,506 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$7,843,384
Unrealized depreciation:	(321,688)
Net unrealized appreciation:	$7,521,696

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA TECHNOLOGY & COMMUNICATIONS PORTFOLIO
August 31, 2016

Shares		Value
	COMMON STOCK - 97.8%
	AEROSPACE/DEFENSE - 0.8%
1,590	Northrop Grumman Corp.	$337,191

	COMMERCIAL SERVICES - 1.4%
12,000	Total System Services, Inc.	591,000

	COMPUTERS - 20.7%
5,620	Accenture PLC - Cl. A	646,300
26,520	Amdocs Ltd.	1,594,383
19,219	Apple, Inc.	2,039,136
11,920	Cognizant Technology Solutions Corp. - Cl. A *	684,685
12,300	Computer Sciences Corp.	578,592
6,700	CSRA, Inc.	170,113
44,333	EMC Corp.	1,285,214
4,610	International Business Machines Corp.	732,437
15,400	NetApp, Inc.	532,686
9,700	Western Digital Corp.	452,699
		8,716,245
	DISTRIBUTION/WHOLESALE - 2.6%
31,000	Ingram Micro, Inc.	1,083,760

	DIVERSIFIED FINANCIAL SERVICES - 4.8%
4,100	Alliance Data Systems Corp. *	838,778
4,139	MasterCard, Inc. - Cl. A	399,951
9,502	Visa, Inc. - Cl. A	768,712
		2,007,441
	ELECTRONICS - 2.6%
81,000	Flextronics International Ltd. *	1,072,440

	INTERNET - 25.0%
2,921	Alphabet, Inc. *	2,240,553
2,421	Alphabet, Inc. - Cl. A *	1,912,227
2,210	Amazon.com, Inc. *	1,699,844
24,000	AVG Technologies NV *	596,640
37,500	eBay, Inc. *	1,206,000
14,819	Facebook, Inc. - Cl. A *	1,868,972
41,200	Symantec Corp.	994,156
		10,518,392
	SEMICONDUCTORS - 16.8%
35,700	Intel Corp.	1,281,273
13,520	KLA-Tencor Corp.	936,395
25,200	NVIDIA Corp. +	1,545,768
24,260	QUALCOMM, Inc.	1,530,078
32,630	Xilinx, Inc.	1,768,872
		7,062,386
	SOFTWARE - 15.3%
29,000	CA, Inc.	983,390
15,190	Check Point Software Technologies Ltd. *	1,165,681
28,811	Microsoft Corp.	1,655,480
52,076	Oracle Corp.	2,146,573
6,020	salesforce.com, Inc. *	478,108
		6,429,232
	TELECOMMUNICATIONS - 7.8%
82,800	Cisco Systems, Inc.	2,603,232
29,400	Juniper Networks, Inc.	678,552
		3,281,784

	TOTAL COMMON STOCK (Cost - $26,878,864)	41,099,871

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 1.4%
600,361	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $600,361)	$600,361

Principal
	COLLATERAL FOR SECURITIES LOANED - 3.7%
	U.S. GOVERNMENT - 3.7%
$81,420	U.S. Treasury Inflation Indexed Note, 2.625%, 7/15/17	97,691
1,434,157	U.S. Treasury Notes, 1.125%-2.250%, 11/30/19-11/15/25	1,471,901
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $1,569,592)	1,569,592

	TOTAL INVESTMENTS - 102.9% (Cost - $29,048,817) (a)	$43,269,824

	OTHER ASSETS AND LIABILITIES - (2.9)%	(1,234,147)

	NET ASSETS - 100.0%	$42,035,677

*	Non-income producing securities.

+	All or a portion of the security is on loan.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $29,145,870 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$14,509,526
Unrealized depreciation:	(385,572)
Net unrealized appreciation:	$14,123,954

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA ENERGY & BASIC MATERIALS PORTFOLIO
August 31, 2016

Shares		Value
	COMMON STOCK - 99.4%
	CHEMICALS - 24.4%
1,220	Cabot Corp.	$60,829
2,400	CF Industries Holdings, Inc.	62,400
2,550	Dow Chemical Co.	136,782
950	Eastman Chemical Co.	64,495
460	EI du Pont de Nemours & Co.	32,016
1,170	LyondellBasell Industries NV	92,301
140	Monsanto Co.	14,910
2,410	Mosaic Co.	72,469
2,470	Olin Corp.	53,451
660	PolyOne Corp.	22,750
		612,403
	COAL - 0.7%
900	CONSOL Energy, Inc.	16,416

	FOREST PRODUCTS & PAPER - 3.3%
1,720	International Paper Co.	83,403

	IRON/STEEL - 6.3%
700	Nucor Corp.	33,957
880	Reliance Steel & Aluminum Co.	63,430
2,440	Steel Dynamics, Inc.	60,073
		157,460
	OIL & GAS - 46.2%
1,668	Canadian Natural Resources Ltd.	51,791
1,907	Chevron Corp.	191,806
2,520	ConocoPhillips	103,446
2,260	Devon Energy Corp.	97,926
2,300	Diamond Offshore Drilling, Inc.	42,481
180	EOG Resources, Inc.	15,928
2,015	Exxon Mobil Corp.	175,587
1,144	Hess Corp.	62,119
1,330	HollyFrontier Corp.	34,420
640	Marathon Petroleum Corp.	27,206
1,990	Murphy Oil Corp.	53,173
269	Newfield Exploration Co. *	11,664
410	Occidental Petroleum Corp.	31,509
200	Phillips 66	15,690
31	PrairieSky Royalty Ltd.	611
3,200	QEP Resources, Inc.	61,120
1,919	Suncor Energy, Inc.	52,024
390	Tesoro Corp.	29,414
1,840	Transocean Ltd.	17,848
1,459	Valero Energy Corp.	80,756
		1,156,519
	OIL & GAS SERVICES - 10.8%
1,150	FMC Technologies, Inc. *	32,430
268	Halliburton Co.	11,527
2,270	National Oilwell Varco, Inc.	76,136
1,820	Oceaneering International, Inc.	48,266
1,300	Schlumberger Ltd.	102,700
		271,059
	PACKAGING & CONTAINERS - 3.8%
900	Owens-Illinois, Inc. *	16,137
1,560	WestRock Co.	79,514
		95,651

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA ENERGY & BASIC MATERIALS PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	COMMON STOCK - 99.4% (Continued)
	PIPELINES - 3.9%
1,580	Kinder Morgan, Inc.	$34,523
1,350	ONEOK, Inc.	63,302
		97,825

	TOTAL COMMON STOCK (Cost - $2,162,188)	2,490,736

	SHORT-TERM INVESTMENTS - 0.1%
3,422	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $3,422)	3,422

	TOTAL INVESTMENTS - 99.5% (Cost - $2,165,610) (a)	$2,494,158

	OTHER ASSETS AND LIABILITIES - 0.5%	11,461

	NET ASSETS - 100.0%	$2,505,619

*	Non-income producing securities.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $2,185,798 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$384,637
Unrealized depreciation:	(76,277)
Net unrealized appreciation:	$308,360

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA FINANCIAL SERVICES PORTFOLIO
August 31, 2016

Shares		Value
	COMMON STOCK - 97.6%
	BANKS - 45.4%
5,121	Bank of America Corp.	$82,653
1,410	Bank of New York Mellon Corp.	58,755
140	Capital One Financial Corp.	10,024
1,700	Citigroup, Inc.	81,158
370	Citizens Financial Group, Inc.	9,165
750	Commerce Bancshares, Inc.	38,010
520	Cullen/Frost Bankers, Inc.	37,908
1,010	East West Bancorp, Inc.	37,511
88	Goldman Sachs Group, Inc.	14,912
390	Home BancShares, Inc.	9,126
1,201	JPMorgan Chase & Co.	81,067
290	Morgan Stanley	9,297
1,105	PacWest Bancorp	47,858
259	PNC Financial Services Group, Inc.	23,336
3,360	Regions Financial Corp.	33,499
1,080	SunTrust Banks, Inc.	47,596
270	Synovus Financial Corp.	8,932
1,698	US Bancorp	74,967
1,580	Wells Fargo & Co.	80,264
600	Zions Bancorporation	18,354
		804,392
	DIVERSIFIED FINANCIAL SERVICES - 19.5%
175	American Express Co.	11,476
201	BlackRock, Inc. - Cl. A	74,935
500	CME Group, Inc.	54,175
893	Discover Financial Services	53,580
590	Federated Investors, Inc.	19,057
656	Nasdaq, Inc.	46,714
220	SEI Investments Co.	10,142
1,099	Synchrony Financial *	30,585
630	T Rowe Price Group, Inc.	43,810
		344,474
	INSURANCE - 28.2%
703	Allstate Corp.	48,479
259	American International Group, Inc.	15,496
500	Aon PLC	55,675
420	Assurant, Inc.	37,611
842	Berkshire Hathaway, Inc. *	126,713
449	Chubb Ltd.	56,992
360	First American Financial Corp.	15,512
222	MetLife, Inc.	9,634
120	Prudential Financial, Inc.	9,526
290	Reinsurance Group of America, Inc.	31,123
320	RenaissanceRe Holdings Ltd.	38,304
450	Travelers Cos., Inc.	53,419
		498,484
	REITS - 2.0%
250	Prologis, Inc.	13,278
300	Ventas, Inc.	21,801
		35,079

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA FINANCIAL SERVICES PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	COMMON STOCK - 97.6% (Continued)
	SOFTWARE - 2.5%
500	MSCI, Inc. - Cl. A	$45,060

	TOTAL COMMON STOCK (Cost - $1,280,771)	1,727,489

	TOTAL INVESTMENTS - 97.6% (Cost - $1,280,771) (a)	$1,727,489

	OTHER ASSETS AND LIABILITIES - 2.4%	43,078

	NET ASSETS - 100.0%	$1,770,567

*	Non-income producing securities.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,286,130 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$447,829
Unrealized depreciation:	(6,470)
Net unrealized appreciation:	$441,359

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA INVESTMENT QUALITY BOND PORTFOLIO
August 31, 2016

Principal		Value
	U.S. GOVERNMENT & AGENCIES - 52.0%
	FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.7%
$300,000	1.750%, 05/30/19	$306,492

	U.S. TREASURY INFLATION PROTECTION SECURITIES - 31.5%
118,367	0.125%, 04/15/20	119,565
319,488	0.125%, 01/15/22	322,695
522,130	0.125%, 01/15/23	525,184
517,875	0.375%, 07/15/23	531,741
304,926	0.375%, 07/15/25	312,175
516,515	0.625%, 01/15/24	536,875
256,370	1.375%, 01/15/20	270,067
		2,618,302
	U.S. TREASURY NOTES - 16.8%
350,000	1.000%, 09/30/19	350,738
250,000	1.375%, 01/31/20	253,081
400,000	2.000%, 07/31/22	415,141
354,000	3.625%, 08/15/19	381,822
		1,400,782
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost - $4,219,980)	4,325,576

	CORPORATE BONDS & NOTES - 51.6%
	AUTO MANUFACTURERS - 1.9%
150,000	Ford Motor Credit Co. LLC, 5.000%, 05/15/18	158,175

	BANKS - 7.1%
153,000	Bank of America Corp., 1.700%, 08/25/17	153,527
325,000	BB&T Corp., 4.900%, 06/30/17	334,089
100,000	SunTrust Banks, Inc., 6.000%, 09/11/17	104,434
		592,050
	BIOTECHNOLOGY - 1.2%
100,000	Celgene Corp., 2.125%, 08/15/18	101,258

	BUILDING MATERIALS - 1.2%
100,000	Lennox International, Inc., 4.900%, 05/15/17	102,186

	COMMERCIAL SERVICES - 1.2%
100,000	Total System Services, Inc., 2.375%, 06/01/18	100,768

	DIVERSIFIED FINANCIAL SERVICES - 2.8%
125,000	American Express Credit Corp., 1.800%, 07/31/18	126,110
100,000	Synchrony Financial, 3.000%, 08/15/19	102,267
		228,377
	ELECTRIC - 0.7%
54,000	Arizona Public Service Co., 2.200%, 01/15/20	54,882

	ELECTRONICS - 3.1%
126,000	Agilent Technologies, Inc., 6.500%, 11/01/17	132,905
125,000	Tech Data Corp., 3.750%, 09/21/17	127,999
		260,904
	ENVIRONMENTAL CONTROL - 0.8%
65,000	Covanta Holding Corp., 7.250%, 12/01/20	67,373

	FOOD - 1.9%
150,000	Delhaize Group, 6.500%, 06/15/17	155,671

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA INVESTMENT QUALITY BOND PORTFOLIO (Continued)
August 31, 2016

Principal		Value
	CORPORATE BONDS & NOTES - 51.6% (Continued)
	HEALTHCARE-SERVICES - 4.3%
$150,000	HCA, Inc., 3.750%, 03/15/19	$155,063
180,000	Humana, Inc., 7.200%, 06/15/18	197,685
		352,748
	INSURANCE - 3.7%
275,000	PartnerRe Finance B LLC, 5.500%, 06/01/20	306,832

	INTERNET - 1.3%
100,000	Expedia, Inc., 7.456%, 08/15/18 +	110,573

	IRON/STEEL - 1.3%
100,000	Nucor Corp., 5.750%, 12/01/17	104,387

	MINING - 2.0%
164,000	Alcoa, Inc., 5.550%, 02/01/17	166,911

	MISCELLANEOUS MANUFACTURING - 4.1%
303,000	General Electric Co., 5.500%, 01/08/20	343,421

	OIL & GAS - 2.4%
200,000	Hess Corp., 1.300%, 06/15/17	198,550

	OIL & GAS SERVICES - 1.7%
135,000	Halliburton Co., 7.530%, 05/12/17	140,584

	REGIONAL - 2.5%
200,000	Province of Ontario, Canada, 2.450%, 06/29/22 +	207,385

	REITS - 2.0%
160,000	Welltower, Inc., 4.700%, 09/15/17	165,319

	SOFTWARE - 1.8%
50,000	CDK Global, Inc., 3.300%, 10/15/19	50,599
100,000	Fidelity National Information Services, Inc., 1.450%, 06/05/17	99,979
		150,578
	TELECOMMUNICATIONS - 2.5%
150,000	AT&T, Inc., 2.400%, 03/15/17	151,172
61,000	Verizon Communications, Inc., 4.500%, 09/15/20	67,310
		218,482

	TOTAL CORPORATE BONDS & NOTES (Cost - $4,184,407)	4,287,414

	COLLATERAL FOR SECURITIES LOANED - 3.9%
	REPURCHASE AGREEMENTS - 1.4%
$114,000	Royal Bank of Scotland PLC Repo, 0.30%, due 09/01/16 with a full maturity value of $116,094 Collateralized by $116,094 U.S. Treasury Bonds and Notes, 0.077% to 3.625%, due 1/31/17 to 10/31/19, aggregate market value plus accrued interest $116,337) (Cost - $114,000)	114,000

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA INVESTMENT QUALITY BOND PORTFOLIO (Continued)
August 31, 2016

Principal		Value
	U.S. GOVERNMENT - 2.5%
$161,372	U.S. Treasury Bond, 2.750%-8.125%, 8/15/19-11/15/2042	$195,912
16,137	U.S. Treasury Note, 0.750-1.625%, 12/31/2017-12/31/2019	16,491
	(Cost - $212,403)	212,403

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $326,403)	326,403

	TOTAL INVESTMENTS - 107.5% (Cost - $8,730,790) (a)	$8,939,393

	OTHER ASSETS AND LIABILITIES - (7.5)%	(625,829)

	NET ASSETS - 100.0%	$8,313,564

+	All or a portion of the security is on loan.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $8,730,790 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$210,201
Unrealized depreciation:	(1,598)
Net unrealized appreciation:	$208,603

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA MUNICIPAL BOND PORTFOLIO
August 31, 2016

Principal		Value
	MUNICIPAL BONDS - 92.0%
	ALASKA - 4.1%
	Refunded - 4.1%
$40,000	Municipality of Anchorage, Series A, 5.00%, 10/1/20	$40,128

	ARIZONA - 7.1%
	Electric - 4.6%
40,000	Salt River Project Agricultural Improvement & Power District, 5.00%, 12/1/19	45,287

	General Obligation - 2.5%
20,000	City of Phoenix, 5.00%, 7/1/23	24,830
		70,117
	CALIFORNIA - 11.6%
	Education - Public - 7.5%
20,000	Napa Valley Unified School District, 5.00%, 8/1/19	22,498
40,000	San Diego Unified School District, 5.00%, 7/1/28	51,486
		73,984
	General Obligation - 4.1%
35,000	State of California, 5.00%, 8/1/20	40,578
		114,562
	CONNECTICUT - 10.5%
	Education - Private - 4.1%
40,000	Connecticut State Health & Educational Facility Authority, 1.00%, 7/1/33	40,182

	Special Tax - 6.4%
50,000	Connecticut State Special Tax Revenue, 5.00%, 8/1/27	62,966
		103,148
	DELAWARE - 4.6%
	General Obligation - 4.6%
40,000	County of New Castle DE, 4.00%, 7/15/21	45,819

	GEORGIA - 5.3%
	Education - Public - 5.3%
45,000	Gwinnett County School District, 5.00%, 8/1/20	52,266

	MINNESOTA - 5.2%
	General Obligation - 5.2%
40,000	State of Minneosta, 5.00%, 8/1/24	51,150

	NEW JERSEY - 5.7%
	Transportation - 5.7%
45,000	New Jersey Turnpike Authority, 5.00%, 1/1/31	56,469

	NEW YORK - 2.8%
	Dedicated Tax - 2.8%
25,000	New York City Transitional Finance Authority Future Tax Secured Revenue, 5.00%, 8/1/19	28,099

	NORTH CAROLINA - 1.3%
	General Obligation - 1.3%
10,000	County of Durham NC, 5.00%, 10/1/23	12,577

	OREGON - 4.5%
	Electric - 4.5%
35,000	City of Eugene OR Electric Utility System Revenue - Prefunded, 4.00%, 8/1/20	39,152
5,000	City of Eugene OR Electric Utility System Revenue - Unrefunded, 4.00%, 8/1/20	5,593
		44,745
	SOUTH DAKOTA - 2.1%
	Refunded - 2.1%
20,000	Heartland Consumers Power District Electric, Revenue - Escrowed to Maturity, 6.00%, 1/1/17	20,346

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA MUNICIPAL BOND PORTFOLIO (Continued)
August 31, 2016

Principal		Value
	MUNICIPAL BONDS - 92.0% (Continued)
	TEXAS - 17.1%
	Education - Public - 5.2%
$40,000	Texas A&M University System of Board of Rights Revenue Refinancing, 5.00%, 5/15/24	$50,765

	General Obligation - 5.0%
25,000	City of Houston, 5.00%, 3/1/31	31,085
15,000	Dallas County CTFs Obligation, 5.00%, 8/15/23	18,684
		49,769
	Transportation - 6.9%
20,000	Alamo Regulated Mobility Authority Senior Lien, 5.00%, 6/15/46	24,197
35,000	Dallas Area Rapid Transit, 5.00%, 12/1/32	43,613
		67,810
		168,344
	WASHINGTON - 5.0%
	Education - Public - 5.0%
40,000	Washington State University, 5.00%, 10/1/40	48,921

	WISCONSIN - 5.1%
	General Obligation - 5.1%
45,000	State of Wisconsin, 5.00%, 5/1/19	50,039

	TOTAL MUNICIPAL BONDS (Cost - $884,097)	906,730

	TOTAL INVESTMENTS - 92.0% (Cost - $884,097) (a)	$906,730

	OTHER ASSETS AND LIABILITIES - 8.0%	78,735

	NET ASSETS - 100.0%	$985,465

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $884,097 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$22,672
Unrealized depreciation:	(39)
Net unrealized appreciation:	$22,633

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
US GOVERNMENT MONEY MARKET PORTFOLIO
August 31, 2016

Principal		Value
	REPURCHASE AGREEMENT - 100.0%
$13,527,000	Credit Agricole Repo, 0.31%, due 09/01/16 with a full maturity value of 13,527,116 (Fully collateralized by $13,467,200 U.S. Treasury Bond, 1.750% due 02/28/22; aggregate market value plus accrued interest $13,797,550) (Cost - $13,527,000)	$13,527,000

	TOTAL INVESTMENTS - 100.0% (Cost - $13,527,000) (a)	$13,527,000

	OTHER ASSETS AND LIABILITIES - 0.0%	6,699

	NET ASSETS - 100.0%	$13,533,699

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $13,527,000.

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO ^
August 31, 2016

Shares		Value
	EXCHANGE TRADED FUND - 93.4%
	ALTERNATIVE INVESTMENT - 5.5%
73,007	AQR Managed Futures Strategy Fund	$741,018
3,960	Horizons Auspice Managed Futures Index ETF * +	30,665
		771,683
	ASSET ALLOCATION FUNDS - 43.5%
56,995	Altegris Futures Evolution Strategy Fund	608,707
214	CurrencyShares Australian Dollar Trust	16,102
111	CurrencyShares British Pound Sterling Trust *	14,242
1,196	CurrencyShares Japanese Yen Trust *	111,647
390	CurrencyShares Swiss Franc Trust *	37,986
1,402	First Trust Morningstar Managed Futures Strategy *	67,072
34,716	PowerShares DB US Dollar Index Bullish Fund *	861,651
2,522	ProShares Managed Futures Strategy ETF *	100,830
24,283	ProShares UltraShort Euro *	584,249
17,123	Salient Adaptive Growth Fund	148,973
2,110	US Equity High Volatility Put Write Index Fund	41,588
86,011	WisdomTree Managed Futures Strategy Fund *	3,530,751
		6,123,798
	COMMODITY FUNDS - 3.6%
1,574	iPath Bloomberg Coffee Subindex Total Return ETN *	34,187
1,842	iPath Bloomberg Grains Subindex Total Return ETN *	49,126
8,104	PowerShares DB Agriculture Fund *	163,944
2,130	SPDR Gold Shares * +	265,781
2	United States Natural Gas Fund LP *	17
		513,055
	DEBT FUNDS - 32.4%
3,862	Highland/iBoxx Senior Loan ETF	71,872
2,089	iShares 20+ Year Treasury Bond ETF	292,189
49	iShares 7-10 Year Treasury Bond ETF	5,477
300	iShares Barclays USD Asia High Yield Bond Index	3,294
739	iShares Floating Rate Bond ETF	37,497
10	iShares iBoxx $High Yield Corporate Bond ETF	867
3,078	iShares JP Morgan USD Emerging Markets Bond ETF	360,803
596	PowerShares Senior Loan Portfolio	13,845
6,889	SPDR Barclays Euro High Yield Bond UCITS ETF	439,949
217	SPDR Barclays Sterling Corporate Bond UCITS ETF	17,989
6,740	VanEck Vectors Emerging Markets High Yield Bond	163,849
56,154	Vanguard Total International Bond ETF	3,149,678
		4,557,309
	EQUITY FUNDS - 8.4%
7,842	AdvisorShares STAR Global Buy-Write ETF *	213,694
7,487	Global X Scientific Beta US ETF	194,422
3,876	Guggenheim S&P 500 Equal Weight ETF	324,848
890	iPATH S&P 500 VIX Short-Term Futures ETN *	32,254
225	IQ Merger Arbitrage ETF	6,491
634	iShares Latin America 40 ETF	17,860
1,777	iShares Mortgage Real Estate Capped ETF	19,085
32	iShares MSCI All Country Asia ex Japan ETF	1,878
1,881	iShares MSCI EAFE ETF	109,756

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO ^ (Continued)
August 31, 2016

Shares		Value
	EXCHANGE TRADED FUND - 93.4% (Continued)
	EQUITY FUNDS - 8.4% (Continued)
2,413	iShares MSCI Japan ETF	$29,632
68	iShares MSCI United Kingdom Small-Cap ETF	2,452
2,647	iShares S&P/TSX Global Gold Index ETF	28,789
4,274	ProShares Short S&P500 *	163,181
84	ProShares Short VIX Short-Term Futures ETF *	6,133
85	SPDR EURO STOXX 50 ETF	2,792
107	VanEck Vectors Russia ETF	1,939
579	Vanguard FTSE Emerging Markets ETF	21,626
		1,176,832

	TOTAL EXCHANGE TRADED FUNDS (Cost - $13,243,072)	13,142,677

	SHORT-TERM INVESTMENTS - 0.6%
80,914	Milestone Treasury Obligations Portfolio, Institutional Class (Cost - $80,914)	80,914

	TOTAL INVESTMENTS - 94.0% (Cost - $13,323,986) (a)	$13,223,591

	OTHER ASSETS AND LIABILITIES - 6.0%	844,457

	NET ASSETS - 100.0%	$14,068,048

^	Formerly James Alpha Global Enhanced Real Return.

*	Non-income producing securities.

+	All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $13,337,556 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$159,399
Unrealized depreciation:	(273,364)
Net unrealized appreciation:	$(113,965)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO
August 31, 2016

Shares		Value
	COMMON STOCK - 99.2%
	ASIA PACIFIC - 12.7%
	CHINA - 1.1%
725,400	Dalian Wanda Commercial Properties Co. Ltd.	$4,928,427

	HONG KONG - 1.3%
373,200	Cheung Kong Property Holdings Ltd.	2,622,155
979,500	China Overseas Land & Investment Ltd.	3,239,008
		5,861,163
	JAPAN - 8.8%
188,100	Aeon Mall Co. Ltd.	2,647,785
1,469	GLP J-REIT	1,823,557
13,254	Invincible Investment Corp.	8,521,207
178,100	Mitsubishi Estate Co. Ltd.	3,369,669
111,100	Mitsui Fudosan Co. Ltd.	2,393,105
2,863	Nippon Building Fund, Inc.	17,520,945
1,358	Nippon Prologis REIT, Inc.	3,259,935
		39,536,203
	SINGAPORE - 1.5%
5,038,700	Global Logistic Properties Ltd.	6,710,379
97,900	Mapletree Commercial Trust	113,772
		6,824,151
	TOTAL ASIA PACIFIC (Cost - $65,945,274)	57,149,944

	EUROPE - 17.2%
	BELGIUM - 1.1%
179,948	Intervest Offices & Warehouses NV	4,962,330

	FRANCE - 2.3%
174,200	Klepierre	8,150,586
7,958	Unibail-Rodamco SE	2,180,354
		10,330,940
	GERMANY - 0.5%
50,600	ADO Properties SA	2,216,473

	ITALY - 1.2%
643,400	COIMA RES SpA *	5,302,745

	NETHERLANDS - 1.5%
658,300	NSI NV	2,785,359
85,900	Wereldhave NV	4,110,991
		6,896,350
	SPAIN - 0.6%
367,930	Inmobiliaria Colonial SA	2,725,872

	SWEDEN - 0.2%
114,700	Scandic Hotels Group AB *	969,665

	UNITED KINGDOM - 9.8%
7,111,600	Empiric Student Property PLC	10,641,318
730,800	Great Portland Estates PLC	6,484,549
574,800	Kennedy Wilson Europe Real Estate PLC	7,249,615
3,376,300	McCarthy & Stone PLC	9,034,025
2,078,200	Secure Income REIT PLC *	7,308,084
447,007	UNITE Group PLC	3,667,814
		44,385,405

	TOTAL EUROPE (Cost - $84,134,327)	77,789,780

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	COMMON STOCK - 99.2% (Continued)
	NORTH AMERICA - 69.3%
	CANADA - 4.3%
223,800	Boardwalk Real Estate Investment Trust	$8,595,162
326,350	Brookfield Asset Management, Inc.	10,994,731
		19,589,893
	UNITED STATES - 65.0%
114,000	Acadia Realty Trust	4,211,160
32,218	America First Multifamily Investors LP	189,442
52,000	American Campus Communities, Inc.	2,605,720
63,000	ARMOUR Residential REIT, Inc.	1,401,120
328,127	Ashford Hospitality Prime, Inc.	5,089,250
134,000	Blackstone Mortgage Trust, Inc.	3,995,880
271,200	Brixmor Property Group, Inc.	7,745,472
551,870	CatchMark Timber Trust, Inc. - Cl. A	6,456,879
188,900	Chatham Lodging Trust	3,915,897
137,900	Chesapeake Lodging Trust	3,513,692
662,300	ClubCorp Holdings, Inc.	9,504,005
116,700	CorEnergy Infrastructure Trust, Inc.	3,433,314
300,500	CoreSite Realty Corp.	23,445,010
717,900	Corrections Corp. of America	11,436,147
253,500	CyrusOne, Inc.	12,887,940
81,700	Digital Realty Trust, Inc.	8,095,653
71,300	Education Realty Trust, Inc.	3,230,603
690,400	Ellington Financial LLC	11,888,688
136,831	Ellington Residential Mortgage REIT	1,852,692
62,200	Equinix, Inc,	22,930,030
158,200	Equity Residential	10,262,434
406,100	Extended Stay America, Inc.	5,746,315
156,100	Extra Space Storage, Inc.	12,573,855
272,800	First Potomac Realty Trust	2,747,096
135,812	Four Corners Property Trust, Inc.	2,812,666
185,300	Gaming and Leisure Properties, Inc.	6,339,113
62,900	Healthecare Realty Trust, Inc.	2,205,274
338,700	La Quinta Holdings, Inc. *	3,911,985
191,111	Mid-America Apartment Communities, Inc.	17,962,523
292,200	National Storage Affiliates Trust, Inc.	5,934,582
236,300	Nationstar Mortgage Holdings, Inc. *	3,752,444
494,838	New Senior Investment Group, Inc.	6,131,043
1,127,492	New York REIT, Inc.	10,891,573
1,035,472	NorthStar Realty Europe Corp.	10,603,233
480,400	NorthStar Realty Finance Corp.	6,408,536
134,300	PennyMac Mortgage Investment Trust	2,046,732
108,300	Physicians Realty Trust	2,318,703
94,700	Regency Centers Corp.	7,627,138
363,000	Select Income REIT	9,906,270
195,800	VEREIT, Inc.	2,046,110
52,400	Welltower, Inc.	4,021,700
98,400	Western Asset Mortgage Capital Corp.	1,041,072
1,008,000	Westfield Corp.	7,742,290
		292,861,281

	TOTAL NORTH AMERICA (Cost - $365,785,688)	312,451,174

	TOTAL COMMON STOCK (Cost - $515,865,289)	447,390,898

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 2.4%
10,905,702	Milestone Treasury Obligations Portfolio, Institutional Class
	TOTAL SHORT-TERM INVESTMENTS (Cost - $10,905,702)	10,905,702

	TOTAL INVESTMENTS - 101.6% (Cost - $526,770,991) (a)	$458,296,600

	OTHER ASSETS AND LIABILITIES - (1.6)%	(7,295,319)

	NET ASSETS - 100.0%	$451,001,281

*	Non-income producing securities.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $524,735,887 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$11,919,168
Unrealized depreciation:	(78,358,455)
Net unrealized depreciation:	$(66,439,287)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO
August 31, 2016

Shares		Value
	COMMON STOCK - 90.0% (Continued)
	AIRLINES - 0.5%
1,300	Virgin America, Inc. *	$72,397

	APPAREL - 0.4%
2,705	Skechers U.S.A., Inc. - Cl. A *	65,759

	AUTO MANUFACTURERS - 0.2%
2,442	Blue Bird Corp. *	35,385

	AUTO PARTS & EQUIPMENT - 0.1%
560	Unique Fabricating, Inc.	7,050

	BANKS - 0.7%
44	First Hawaiian, Inc. *	1,169
3,500	Talmer Bancorp, Inc. - Cl. A	81,410
1,100	Yadkin Financial Corp.	28,710
		111,289
	BEVERAGES - 2.1%
2,389	DavidsTea, Inc. *	32,419
5,000	SABMiller PLC	288,003
		320,422
	BIOTECHNOLOGY - 2.1%
1,900	Medivation, Inc. *	153,064
11,710	NeoGenomics, Inc. *	94,148
4,130	Pacific Biosciences of California, Inc. *	34,403
4,937	Pfenex, Inc. *	35,694
		317,309
	CHEMICALS - 0.1%
200	Valspar Corp.	21,082

	COMMERCIAL SERVICES - 6.7%
856	Cardtronics, Inc. *	38,443
459	CoStar Group, Inc. *	95,128
1,416	Cotiviti Holdings, Inc. *	47,068
26,560	Emerge Energy Services LP	294,550
3,275	HMS Holdings Corp. *	71,428
2,510	KAR Auction Services, Inc.	106,123
1,040	LendingTree, Inc. *	100,880
3,826	LifeLock, Inc. *	63,665
2,560	Paylocity Holding Corp. *	115,277
12,663	Professional Diversity Network, Inc. *	9,448
11,390	ServiceSource International, Inc. *	57,633
308	WEX, Inc. *	30,587
		1,030,230
	COMPUTERS - 2.8%
6,400	EMC Corp.	185,536
1,500	Fleetmatics Group PLC *	89,805
4,439	Qualys, Inc. *	152,702
		428,043
	DIVERSIFIED FINANCIAL SERVICES - 1.8%
313	America First Multifamily Investors LP	1,840
6,012	Ellington Financial LLC	103,527
1,564	Financial Engines, Inc.	50,001
3,137	Nationstar Mortgage Holdings, Inc. *	49,816
1,204	WageWorks, Inc. *	74,395
		279,579

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	COMMON STOCK - 90.0% (Continued)
	ELECTRONICS - 0.7%
600	FEI Co.	$63,882
1,479	IMAX Corp. *	45,095
		108,977
	ENTERTAINMENT - 0.4%
1,523	Gaming and Leisure Properties, Inc.	52,102

	ENVIRONMENTAL CONTROL - 0.2%
7,301	Fenix Parts, Inc. *	35,483

	FOOD - 1.3%
3,700	WhiteWave Foods Co.	205,091

	HEALTHCARE-PRODUCTS - 2.8%
3,100	Alere, Inc. *	121,303
718	Bio-Techne Corp.	75,641
4,573	GenMark Diagnostics, Inc. *	38,962
1,054	Inogen, Inc. *	61,153
624	iRadimed Corp. *	11,650
1,200	St Jude Medical, Inc.	93,504
3,358	T2 Biosystems, Inc. *	22,297
		424,510
	HEALTHCARE-SERVICES - 3.0%
1,866	Acadia Healthcare Co., Inc. *	95,521
1,748	Adeptus Health, Inc. - Cl. A *	74,395
42	American Renal Associates Holdings, Inc. *	892
7,280	Envision Healthcare Holdings, Inc. *	156,229
400	Humana, Inc.	71,484
109	Medpace Holdings, Inc. *	3,079
1,343	Surgical Care Affiliates, Inc. *	55,399
		456,999
	INTERNET - 2.9%
6,276	Attunity Ltd. *	50,271
2,966	FireEye, Inc. *	42,592
1,300	LinkedIn Corp. *	250,575
4,395	RingCentral, Inc. - Cl. A *	96,470
		439,908
	LEISURE TIME - 0.5%
5,567	ClubCorp Holdings, Inc.	79,886

	LODGING - 2.7%
3,600	Extended Stay America, Inc.	50,940
6,959	La Quinta Holdings, Inc. *	80,376
978	Scandic Hotels Group AB *	8,268
3,500	Starwood Hotels & Resorts Worldwide, Inc.	271,110
		410,694
	MINING - 1.4%
15,930	Hi-Crush Partners LP	219,197

	OIL & GAS - 2.9%
867	Carrizo Oil & Gas, Inc. *	33,197
4,730	Cheniere Energy, Inc. *	202,917
3,800	Memorial Resource Development Corp. *	54,720
1,305	Parsley Energy, Inc. - Cl. A *	44,174
2,294	Rice Energy, Inc. *	60,332
3,044	Sanchez Production Partners LP	31,353
1,500	Transocean Partners LLC	16,875
		443,568

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	COMMON STOCK - 90.0% (Continued)
	OIL & GAS SERVICES - 1.6%
5,520	Targa Resources Corp.	$240,562

	PHARMACEUTICALS - 2.6%
500	Allergan PLC *	117,270
14,392	BioDelivery Sciences International, Inc. *	35,116
2,177	Catalent, Inc. *	54,926
9,499	Keryx Biopharmaceuticals, Inc. *	38,946
6,379	Lipocine, Inc. *	21,497
44	Patheon NV *	1,232
889	Premier, Inc. - Cl. A *	28,137
1,357	Radius Health, Inc. *	74,418
2,236	Revance Therapeutics, Inc. *	31,416
		402,958
	PIPELINES - 12.4%
14,980	Columbia Pipeline Partners LP	203,279
13,360	Enable Midstream Partners LP	188,510
9,020	Energy Transfer Equity LP	161,458
5,450	Energy Transfer Partners LP	217,673
12,210	EnLink Midstream Partners LP	215,506
6,924	MPLX LP	229,392
7,410	Plains All American Pipeline LP	207,925
11,100	Rose Rock Midstream LP	278,832
6,530	Sunoco Logistics Partners LP	193,288
300	Williams Cos., Inc.	8,382
		1,904,245
	REAL ESTATE - 4.1%
307	ADO Properties SA	13,448
2,150	Brookfield Asset Management, Inc.	72,433
3,200	Cheung Kong Property Holdings Ltd.	22,484
7,900	China Overseas Land & Investment LTd.	26,124
13,300	COIMA RES SpA *	109,615
7,900	Dalian Wanda Commercial Properties Co. Ltd.	53,673
1,227	Four Corners Property Trust, Inc.	25,411
49,200	Global Logistic Properties Ltd.	65,523
3,077	Inmobiliaria Colonial SA	22,796
5,160	Kennedy Wilson Europe Real Estate PLC	65,080
27,144	McCarthy & Stone PLC	72,630
1,600	Mitsubishi Estate Co. Ltd.	30,272
1,000	Mitsui Fudosan Co. Ltd.	21,540
4,000	UNITE Group PLC	32,821
		633,850
	REITS - 18.4%
997	Acadia Realty Trust	36,829
512	American Campus Communities, Inc.	25,656
4,429	Ashford Hospitality Prime, Inc.	68,694
1,146	Blackstone Mortgage Trust, Inc.	34,174
1,900	Boardwalk Real Estate Investment Trust	72,971
2,200	Brixmor Property Group, Inc.	62,832
4,277	CatchMark Timber Trust, Inc. - Cl. A	50,041
1,831	Chatham Lodging Trust	37,957
1,500	Chesapeake Lodging Trust	38,220
284	CorEnergy Infrastructure Trust, Inc.	8,355
2,298	CoreSite Realty Corp.	179,290
4,151	Corrections Corp. of America	66,125
2,152	CyrusOne, Inc.	109,408
685	Digital Realty Trust, Inc.	67,877
600	Education Realty Trust, Inc.	27,186
57,264	Empiric Student Property PLC	85,686

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	COMMON STOCK - 90.0% (Continued)
	REITS - 18.4% (Continued)
476	Equinix, Inc.	$175,477
939	Equity Residential	60,913
1,261	Extra Space Storage, Inc.	101,574
4,389	Global Medical REIT, Inc.	47,182
12	GLP J-Reit	14,896
7,000	Great Portland Estates PLC	62,113
600	Healthcare Realty Trust, Inc.	21,036
1,194	Intervest Offices & Warehouses NV	32,926
115	Invincible Investment Corp.	73,935
1,281	Klepierre	59,936
800	Mapletree Commercial Trust	930
1,137	Mid-America Apartment Communities, Inc.	106,867
2,500	National Storage Affiliates Trust	50,775
5,031	New Senior Investment Group, Inc.	62,334
9,414	New York REIT, Inc.	90,939
25	Nippon Building Fund, Inc.	152,995
12	Nippon Prologis REIT, Inc.	28,806
8,114	NorthStar Realty Europe Corp.	83,087
4,372	NorthStar Realty Finance Corp.	58,322
5,446	NSI NV	23,043
587	PennyMac Mortgage Investment Trust	8,946
852	Physicians Realty Trust	18,241
1,900	Post Properties, Inc.	125,932
818	Regency Centers Corp.	65,882
18,033	Secure Income REIT PLC *	63,414
3,035	Select Income REIT	82,825
78	Unibail-Rodamco SE	21,371
1,600	VEREIT, Inc.	16,720
301	Welltower, Inc.	23,102
700	Wereldhave NV	33,501
1,120	Western Asset Mortgage Capital Corp.	11,850
8,219	Westfield Corp.	63,129
		2,814,300
	RETAIL - 1.8%
44	At Home Group, Inc. *	671
5,162	Boot Barn Holdings, Inc. *	63,906
1,317	Copart, Inc. *	67,193
1,200	CST Brands, Inc.	57,372
768	Five Below, Inc. *	34,222
1,661	Fogo De Chao, Inc. *	20,380
4,800	Office Depot, Inc.	17,664
2,300	Rite Aid Corp. *	17,319
		278,727
	SEMICONDUCTORS - 1.7%
4,700	ARM Holdings PLC	104,399
0	Broadcom Ltd.	26
4,500	Fairchild Semiconductor International, Inc. - Cl. A *	89,550
1,000	KLA-Tencor Corp.	69,260
		263,235
	SOFTWARE - 7.1%
1,018	2U, Inc. *	35,976
1,493	Black Knight Financial Services, Inc. - Cl. A *	58,257
2,209	Callidus Software, Inc.	42,678
900	Cvent, Inc. *	29,412
2,930	Envestnet, Inc. *	115,764
8,055	Five9, Inc. *	120,744
1,626	Guidewire Software, Inc. *	100,048

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	COMMON STOCK - 90.0% (Continued)
	SOFTWARE - 7.1% (Continued)
617	Imperva, Inc. *	$27,771
3,200	inContact, Inc. *	44,448
890	Instructure, Inc. *	21,298
300	Interactive Intelligence Group, Inc. *	17,955
399	NantHealth, Inc. *	5,231
300	NetSuite, Inc.	32,670
2,261	Paycom Software, Inc. *	116,080
600	Rackspace Hosting, Inc. *	18,870
4,156	SS&C Technologies Holdings, Inc.	136,940
44	Talend SA * - ADR	1,126
2,927	Tangoe, Inc. *	27,192
209	Ultimate Software Group, Inc. *	43,668
2,101	Veeva Systems, Inc. - Cl. A *	85,973
		1,082,101
	TELECOMMUNICATIONS - 2.7%
459	Acacia Communications, Inc. *	51,247
5,109	GTT Communications, Inc. *	108,464
3,807	Infoblox, Inc. *	81,698
2,717	Numerex Corp. *	20,350
1,800	Polycom, Inc. *	22,392
16,504	ShoreTel, Inc. *	132,362
		416,513
	TRANSPORTATION - 1.3%
10,020	GasLog Partners LP	198,797

	TOTAL COMMON STOCK (Cost - $14,041,077)	13,800,248

	EXCHANGE TRADED FUNDS - 16.0%
	ASSET ALLOCATION FUNDS - 2.9%
916	ProShares UltraShort Yen *	57,900
8,506	SPDR Barclays Convertible Securities ETF	391,361
		449,261
	DEBT FUNDS - 6.1%
5,640	iShares US Preferred Stock ETF	226,164
38,894	James Alpha Hedged High Income Portfolio, Class I +	353,969
32,815	Semper MBS Total Return Fund	346,860
		926,993
	EQUITY FUNDS - 7.0%
28,100	Alerian MLP ETF	352,093
2,329	First Trust STOXX European Select Dividend Index Fund	27,697
3,736	Global X SuperDividend ETF	80,212
5,443	WisdomTree High Dividend Fund	362,286
5,857	WisdomTree Japan Hedged Equity Fund	253,022
		1,075,310

	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,533,365)	2,451,564

	SHORT-TERM INVESTMENTS - 2.8%
426,376	Milestone Treasury Obligations Portfolio, Institutional Class (Cost - $426,376)	426,376

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2016

Value

TOTAL INVESTMENTS - 108.8% (Cost - $17,000,818) (a)	$16,678,188

OTHER ASSETS AND LIABILITIES - (8.8)%	(1,340,345)

NET ASSETS - 100.0%	$15,337,843

Shares		Value
	SECURITIES SOLD SHORT - (20.7)% *
	COMMON STOCK - (14.5)%
	AGRICULTURE - (0.0)%
579	Cadiz, Inc.	$4,499

	AUTO MANUFACTURERS - (0.5)%
5,335	Wabash National Corp.	74,423

	AUTO PARTS & EQUIPMENT - (0.7)%
2,127	Mobileye NV	103,989

	BANKS - (0.7)%
1,654	Chemical Financial Corp.	76,464
2,376	FNB Corp.	29,676
		106,140
	ELECTRIC - (1.0)%
1,834	El Paso Electric Co.	83,795
1,723	Unitil Corp.	68,127
		151,922
	ELECTRONICS - (0.1)%
400	Rofin-Sinar Technologies, Inc.	12,804

	GAS - (1.6)%
1,099	Atmos Energy Corp.	80,996
1,350	Chesapeake Utilities Corp.	85,928
1,327	ONE Gas, Inc.	81,252
		248,176
	HEALTHCARE-PRODUCTS - (1.2)%
1,044	Abbott Laboratories	43,869
2,014	Genomic Health, Inc.	53,311
396	Globus Medical, Inc.	9,199
1,936	Meridian Bioscience, Inc.	37,655
571	ResMed, Inc.	38,080
		182,114
	HEALTHCARE-SERVICES- (0.9)%
336	Aetna, Inc.	39,352
1,537	Amsurg Corp.	99,782
		139,134
	INTERNET - (0.6)%
2,000	GrubHub, Inc.	81,140
367	Wayfair, Inc. - Cl. A	14,133
		95,273
	LEISURE TIME - (0.2)%
2,532	ClubCorp Holdings, Inc.	36,334

	LODGING - (1.3)%
2,800	Marriott International, Inc.	199,724

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2016

Shares		Value
	SECURITIES SOLD SHORT - (20.7)% (Continued) *
	COMMON STOCK - (14.5)% (Continued)
	MISCELLANEOUS MANUFACTURING - (0.3)%
1,267	American Railcar Industries, Inc.	$52,530

	OIL & GAS - (0.6)%
19,382	Bonanza Creek Energy, Inc.	19,770
1,424	Range Resources Corp.	54,924
1,714	Transocean Ltd.	16,626
		91,320
	PHARMACEUTICALS - (0.7)%
4,155	Bio-Path Holdings, Inc.	6,357
1,163	Mallinckrodt PLC *	86,690
446	Pfizer, Inc.	15,521
		108,568
	PIPELINES - (0.2)%
415	Energy Transfer Equity LP	7,429
651	SemGroup Corp.	20,246
		27,675
	REITS - (0.8)%
1,349	Mid-America Apartment Communities, Inc.	126,793

	RETAIL - (1.9)%
1,476	CarMax, Inc.	87,010
516	Domino’s Pizza, Inc.	77,178
4,318	Lumber Liquidators Holdings, Inc.	68,052
2,436	PetMed Express, Inc.	49,110
394	Staples, Inc.	3,373
		284,723
	SEMICONDUCTORS - (0.3)%
500	Lam Research Corp.	46,660

	SOFTWARE - (0.7)%
947	j2 Global, Inc.	64,557
474	VMware, Inc. - Cl. A	34,758
		99,315
	TELECOMMUNICATIONS - (0.2)%
7,433	Tidewater, Inc.	24,306

	TOTAL COMMON STOCK (Proceeds - $2,060,286)	2,216,422

	EXCHANGED TRADED FUNDS - (6.2)%
	EQUITY FUNDS - (6.2)%
1,336	iShares Russell 2000 ETF	164,622
5,393	iShares Russell 2000 Growth ETF	793,364
	TOTAL EXCHANGED TRADED FUNDS (Proceeds - $961,100)	957,986

	TOTAL SECURITIES SOLD SHORT (Proceeds - $3,021,386) (b)	$3,174,408

*	Non-income producing securities

+	Investment in affiliate

ADR - American Depositary Receipt

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including securities sold short and options written, is $13,827,396 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,411,463
Unrealized depreciation:	(1,735,079)
Net unrealized depreciation:	$(323,616)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO
August 31, 2016

Shares			Value
	EXCHANGE TRADED FUNDS - 103.6%
	EQUITY FUND - 103.6%
32,100	SPDR S&P500 ETF Trust +		$6,979,824
	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,630,930)		6,979,824

Contracts (a)		Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 1.1% *
25	SPDR S&P500 ETF Trust	09/02/2016-$218.00	2,675
250	SPDR S&P500 ETF Trust	09/16/2016-$213.00	23,250
150	SPDR S&P500 ETF Trust	09/16/2016-$214.00	16,950
100	SPDR S&P500 ETF Trust	10/21/2016-$215.00	32,500
	TOTAL PURCHASED OPTIONS (Cost - $134,370)		75,375
Shares
	SHORT-TERM INVESTMENTS - 0.5%
37,161	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $37,161)		37,161

	TOTAL INVESTMENTS - 105.2% (Cost - $6,802,461) (b)		$7,092,360

	OTHER ASSETS AND LIABILITIES - (5.2)%		(352,623)

	NET ASSETS - 100.0%		$6,739,737

Contracts (a)		Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (0.3)% *
	PUT OPTIONS WRITTEN - (0.3)%
50	SPDR S&P500 ETF Trust	09/02/2016-$211.50	$200
250	SPDR S&P500 ETF Trust	09/16/2016-$203.00	5,250
150	SPDR S&P500 ETF Trust	09/16/2016-$204.00	3,000
100	SPDR S&P500 ETF Trust	10/21/2016-$205.00	13,000
	(Premiums Received - $50,805)		21,450

	CALL OPTIONS WRITTEN - (0.0)%
25	SPDR S&P500 ETF Trust	09/02/2016-$220.00	100
	(Premiums Received - $1,744)		100

	TOTAL WRITTEN OPTIONS (Premiums Received - $52,549) (b)		$21,550

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

(a)	Each contract is equivalent to 100 shares of the underlying security.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including put and call options written, is $6,844,078 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$385,719
Unrealized depreciation:	(158,987)
Net unrealized appreciation:	$226,732

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO
August 31, 2016

Shares			Value
	EXCHANGE TRADED FUND - 102.8%
	EQUITY FUND - 102.8%
236,000	iShares MSCI Emerging Markets ETF +		$8,621,080
	TOTAL EXCHANGE TRADED FUNDS (Cost - $8,092,378)		8,621,080

Contracts (a)		Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 3.1% *
150	iShares MSCI Emerging Markets ETF	09/02/2016-$36.50	3,600
1,600	iShares MSCI Emerging Markets ETF	09/16/2016-$36.50	88,000
1,300	iShares MSCI Emerging Markets ETF	10/21/2016-$37.00	169,000
	TOTAL PURCHASED OPTIONS (Cost - $204,870)		260,600
Shares
	SHORT-TERM INVESTMENTS - 1.5%
127,578	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $127,578)		127,578

	TOTAL INVESTMENTS - 107.4% (Cost - $8,424,826) (b)		$9,009,258

	OTHER ASSETS AND LIABILITIES - (7.4)%		(624,950)

	NET ASSETS - 100.0%		$8,384,308

Contracts (a)		Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (1.3)%
	PUT OPTIONS WRITTEN - (1.2)% *
500	iShares MSCI Emerging Markets ETF	09/02/2016-$35.50	$2,500
1,600	iShares MSCI Emerging Markets ETF	09/16/2016-$35.00	25,600
1,300	iShares MSCI Emerging Markets ETF	10/21/2016-$35.00	70,200
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $88,124)		98,300

	CALL OPTIONS WRITTEN - (0.1)% *
100	iShares MSCI Emerging Markets ETF	09/02/2016-$37.00	1,100
200	iShares MSCI Emerging Markets ETF	09/02/2016-$37.50	600
250	iShares MSCI Emerging Markets ETF	09/30/2016-$38.00	6,250
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $13,194)		$7,950

	TOTAL OPTIONS WRITTEN (Premiums Received - $101,318) (b)		$106,250

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

(a)	Each contract is equivalent to 100 shares of the underlying security.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including put options written, is $8,355,453 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$565,831
Unrealized depreciation:	(18,276)
Net unrealized depreciation:	$547,555

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO
August 31, 2016

Principal		Coupon Rate (%)		Maturity Date	Value
	ASSET-BACKED SECURITIES - 14.9%
	AUTOMOBILE ASSET-BACKED SECURITIES - 0.3%
$50,000	Drive Auto Receivables Trust 2016-B #	4.5300		8/15/2023	$51,276

	COMMERCIAL ASSET-BACKED SECURITIES - 4.2%
100,000	Citigroup Commercial Mortgage Trust 2014-GC25 #	3.5480		10/10/2047	75,896
75,000	Citigroup Commercial Mortgage Trust 2016-GC37 #	2.7880		4/10/2049	53,052
136,500	JPMBB Commercial Mortgage Securities Trust 2014-C25 #	4.0968	*	11/15/2047	106,785
100,000	JPMBB Commercial Mortgage Securities Trust 2015-C31	4.2722	*	8/15/2048	75,760
100,000	Wells Fargo Commercial Mortgage Trust 2015-C27	3.7680		2/15/2048	74,312
100,000	Wells Fargo Commercial Mortgage Trust 2015-C28	4.2740	*	5/15/2048	78,052
50,000	Wells Fargo Commercial Mortgage Trust 2015-C29	4.3657	*	6/15/2048	40,704
100,000	Wells Fargo Commercial Mortgage Trust 2015-NXS2	4.3930	*	7/15/2058	78,224
53,000	Wells Fargo Commercial Mortgage Trust 2015-SG1	4.6197	*	12/15/2047	44,114
					626,899
	OTHER ASSET-BACKED SECURITIES - 5.7%
150,000	American Homes 4 Rent 2014-SFR1 #	3.6840	*	6/17/2031	146,237
100,000	American Residential Properties 2014-SFR1 Trust #	4.4274	*	9/17/2031	100,033
100,000	American Residential Properties 2014-SFR1 Trust #	4.9274	*	9/17/2031	99,250
125,000	Colony American Homes 2014-1 #	3.2340	*	5/17/2031	121,307
200,000	Invitation Homes 2014-SFR1 Trust #	4.2574	*	6/17/2031	197,371
100,000	Invitation Homes 2014-SFR2 Trust #	4.5074	*	9/17/2031	99,291
100,000	SWAY Residential 2014-1 Trust #	4.8074	*	1/17/2017	100,624
					864,113
	WHOLE LOAN COLLATERALIZED MORTGAGE OBLIGATIONS - 4.7%
220,121	Alternative Loan Trust 2006-6CB	5.7500		5/25/2036	164,905
15,000	Fannie Mae Connecticut Avenue Securities	6.2244	*	4/25/2028	16,289
65,000	Fannie Mae Connecticut Avenue Securities	10.7744	*	1/25/2029	68,099
75,000	Fannie Mae Connecticut Avenue Securities	4.9744	*	1/25/2029	76,467
70,000	Fannie Mae Connecticut Avenue Securities	11.2744	*	1/25/2029	71,810
100,000	Fannie Mae Connecticut Avenue Securities	3.4533	*	7/25/2024	99,718
30,000	Fannie Mae Connecticut Avenue Securities	6.0033	*	4/25/2028	32,353
129,960	Freddie Mac Structured Agency Credit Risk Debt Notes	9.3244	*	3/25/2028	124,951
65,825	Luminent Mortgage Trust 2006-2	0.6533	*	2/25/2046	45,767
					700,359

	TOTAL ASSET-BACKED SECURITIES (Cost - $2,247,420)				2,242,647

	BANK LOANS - 0.2%
	GAS - 0.2%
25,000	Chesapeake Energy Corp.	8.5000	*	3/2/2017	25,865
	TOTAL BANK LOANS (Cost - $25,000)				25,865

	TERM LOANS - 0.0%
	ENERGY - 0.0%
6,711	Constellation Enterprises	4.5300		8/15/2023	6,711
	TOTAL TERM LOANS (Cost - $6,711)				6,711

	CORPORATE BONDS - 55.7%
	AEROSPACE/DEFENSE - 0.2%
36,000	Kratos Defense & Security Solutions, Inc.	7.0000		5/15/2019	33,030

	AGRICULTURE - 2.0%
315,000	Lansing Trade Group LLC #	9.2500		2/15/2019	303,187

	AIRLINES - 0.5%
55,000	Avianca Holdings SA #	8.3750		5/10/2020	51,838
25,000	Intrepid Aviation Group Holdings LLC #	8.2500		7/15/2017	24,625
					76,463

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2016

Principal		Coupon Rate (%)		Maturity Date	Value
	CORPORATE BONDS - 55.7% (Continued)
	AUTO MANUFACTURERS - 0.7%
$100,000	General Motors Financial Co., Inc.	4.3000		7/13/2025	$103,853

	AUTO PARTS & EQUIPMENT - 0.4%
55,000	Deck Chassis Acquisition, Inc. #	10.0000		6/15/2023	58,300

	BANKS - 2.0%
100,000	Citigroup, Inc.	2.7000		3/30/2021	102,151
35,000	Goldman Sachs Group, Inc.	5.1500		5/22/2045	38,684
70,000	Goldman Sachs Group, Inc.	5.3750	*	12/29/2049	70,857
50,000	JPMorgan Chase & Co.	5.0000	*	12/29/2049	49,938
45,000	Morgan Stanley	5.5500	*	12/29/2049	46,181
					307,811
	BEVERAGES - 0.6%
103,000	Carolina Beverage Group LLC #	10.6250		8/1/2018	95,275

	BUILDING MATERIALS - 0.2%
25,000	Builders FirstSource, Inc. #	5.6250		9/1/2024	25,563

	COMMERCIAL SERVICES - 0.8%
115,000	ERAC USA Finance LLC #	3.3000		12/1/2026	118,445

	COMPUTERS - 2.0%
85,000	Diamond 1 Finance Corp. #	5.4500		6/15/2023	90,751
45,000	Diamond 1 Finance Corp. #	6.0200		6/15/2026	48,235
120,000	Hutchinson Technology, Inc.	8.5000		1/15/2017	119,850
60,000	Seagate HDD Cayman	5.7500		12/1/2034	49,875
					308,711
	DIVERSIFIED FINANCIAL SERVICES - 3.0%
250,000	4finance SA	11.7500		8/14/2019	251,375
35,000	Aircastle Ltd.	5.5000		2/15/2022	38,194
25,000	Ally Financial, Inc.	5.7500		11/20/2025	26,688
340,000	Creditcorp #	12.0000		7/15/2018	139,400
					455,657
	ELECTRIC - 0.3%
40,000	NRG Energy, Inc. #	6.6250		1/15/2027	40,125

	ELECTRONICS - 2.5%
185,000	Kemet Corp.	10.5000		5/1/2018	185,925
186,000	Real Alloy Holding, Inc. #	10.0000		1/15/2019	189,255
					375,180
	ENGINEERING & CONSTRUCTION - 0.2%
25,000	Michael Baker International LLC #	8.2500		10/15/2018	25,188

	ENTERTAINMENT - 1.5%
40,000	Pinnacle Entertainment, Inc. #	5.6250		5/1/2024	40,900
400,000	Tunica-Biloxi Gaming Authority # +	9.0000		11/15/2015	180,000
					220,900
	ENVIRONMENTAL CONTROL - 0.4%
50,000	GFL Environmental, Inc. #	9.8750		2/1/2021	54,750

	FOOD - 1.0%
75,000	Fresh Market, Inc. #	9.7500		5/1/2023	70,313
75,000	JBS USA LUX SA #	5.7500		6/15/2025	76,500
					146,813
	HEALTHCARE-SERVICES - 0.5%
95,000	Quorum Health Corp. #	11.6250		4/15/2023	80,987

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2016

Principal		Coupon Rate (%)	Maturity Date	Value
	CORPORATE BONDS - 55.7% (Continued)
	HOME BUILDERS - 1.0%
$55,000	K Hovnanian Enterprises, Inc. #	8.0000	11/1/2019	$34,925
110,000	Toll Brothers Finance Corp.	4.8750	11/15/2025	115,637
				150,562
	INSURANCE - 0.5%
25,000	CNO Financial Group, Inc.	5.2500	5/30/2025	24,938
45,000	Old Republic International Corp.	3.8750	8/26/2026	45,440
				70,378
	IRON/STEEL - 2.5%
45,000	AK Steel Corp.	7.5000	7/15/2023	48,938
150,000	Cliffs Natural Resources, Inc.	5.9500	1/15/2018	159,937
165,000	Optima Specialty Steel, Inc. #	12.5000	12/15/2016	146,850
20,000	United States Steel Corp. #	8.3750	7/1/2021	21,800
				377,525
	LEISURE TIME - 0.5%
90,000	Gibson Brands, Inc. #	8.8750	8/1/2018	70,200

	LODGING - 1.2%
250,000	Caesars Entertainment Operating Co., Inc. +	10.7500	2/1/2016	176,250

	MACHINERY-DIVERSIFIED - 1.6%
240,000	Xerium Technologies, Inc.	8.8750	6/15/2018	245,400

	METAL FABRICATE/HARDWARE - 0.3%
120,000	Constellation Enterprises LLC #	10.6250	2/1/2018	45,000

	MINING - 2.5%
45,000	Aleris International, Inc. #	9.5000	4/1/2021	49,500
90,000	Barminco Finance Pty Ltd.	9.0000	6/1/2018	85,500
75,000	Joseph T Ryerson & Son, Inc. #	11.0000	5/15/2022	82,687
150,000	Thompson Creek Metals Co., Inc.	9.7500	12/1/2017	155,265
				372,952
	MISCELLANEOUS MANUFACTURING - 0.7%
115,000	Dispensing Dynamics International #	12.5000	1/1/2018	109,825

	OIL & GAS - 3.2%
50,000	Calumet Specialty Products Partners LP	7.7500	4/15/2023	40,750
161,000	EV Energy Partners LP	8.0000	4/15/2019	100,625
105,000	Murphy Oil Corp.	6.8750	8/15/2024	109,937
75,000	Newfield Exploration Co.	5.3750	1/1/2026	75,750
50,000	Petrobras Global Finance BV	8.3750	5/23/2021	53,923
50,000	Sunoco LP #	6.3750	4/1/2023	51,750
50,000	Sunoco LP #	6.2500	4/15/2021	51,625
				484,360
	OIL & GAS SERVICES - 2.3%
300,000	ION Geophysical Corp.	8.1250	5/15/2018	211,500
33,000	Petroleum Geo-Services ASA #	7.3750	12/15/2018	24,915
398,000	Polarcus Ltd. +	0.0000	12/30/2022	41,541
45,000	Schlumberger Holdings Corp. #	3.6250	12/21/2022	48,087
25,000	Schlumberger Holdings Corp. #	4.0000	12/21/2025	27,335
				353,378
	PHARMACEUTICALS - 0.3%
45,000	Mylan NV #	3.9500	6/15/2026	46,494

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2016

Principal		Coupon Rate (%)	Maturity Date	Value
	CORPORATE BONDS - 55.7% (Continued)
	PIPELINES - 1.1%
$25,000	EnLink Midstream Partners LP	4.8500	7/15/2026	$24,990
50,000	Kinder Morgan Energy Partners LP	5.4000	9/1/2044	50,718
85,000	MPLX LP #	4.8750	6/1/2025	86,905
				162,613
	PRIVATE EQUITY - 0.5%
75,000	KKR Group Finance Co. III LLC #	5.1250	6/1/2044	78,176

	RETAIL - 6.3%
390,000	Boardriders SA #	8.8750	12/15/2017	402,350
115,000	Bon-Ton Department Stores, Inc.	10.6250	7/15/2017	115,144
80,000	HT Intermediate Holdings Corp. #	12.0000	5/15/2019	80,400
274,500	Nebraska Book Holdings, Inc. # +	15.0000	6/30/2016	277,245
75,000	Outerwall, Inc.	6.0000	3/15/2019	77,250
				952,389
	SOFTWARE - 1.1%
30,000	Broadridge Financial Solutions, Inc.	3.4000	6/27/2026	30,804
130,000	Interface Security Systems Holdings, Inc.	9.2500	1/15/2028	132,437
				163,241
	SOVEREIGN - 1.4%
200,000	Qatar Government International Bond	3.2500	6/2/2026	204,955

	TELECOMMUNICATIONS - 7.5%
50,000	Avaya, Inc. #	7.0000	4/1/2019	37,500
400,000	Broadview Networks Holdings, Inc.	10.5000	11/15/2017	362,000
46,000	EarthLink Holdings Corp.	8.8750	5/15/2019	47,208
70,000	Frontier Communications Corp.	11.0000	9/15/2025	75,862
120,000	Geo Debt Finance SCA	7.5000	8/1/2018	135,905
115,000	HC2 Holdings, Inc. #	11.0000	12/1/2019	112,125
75,000	Intelsat Luxembourg SA	6.7500	6/1/2018	49,125
233,679	Interactive Network, Inc.	14.0000	12/20/2018	186,943
125,000	Windstream Services LLC	7.7500	10/1/2021	125,312
				1,131,980
	TRANSPORTATION - 2.4%
136,000	Global Ship Lease, Inc. #	10.0000	4/1/2019	124,440
115,000	OPE KAG Finance Sub, Inc. #	7.8750	7/31/2023	109,825
120,000	XPO Logistics, Inc. #	7.8750	9/1/2019	124,805
				359,070

	TOTAL CORPORATE BONDS (Cost - $9,226,560)			8,384,986

	CONVERTIBLE BONDS - 1.9%
	PAPER - 0.7%
140,000	Fortress Paper Ltd.	6.5000	12/31/2016	106,548

	INTERNET - 1.2%
235,000	ModusLink Global Solutions, Inc.	5.2500	3/1/2019	182,272

	TOTAL CONVERTIBLE BONDS (Cost - $280,257)			288,820

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2016

Shares				Value
	COMMON STOCK - 0.1%
	OIL & GAS SERVICES - 0.1%
288,461	Polarcus Ltd.			$15,562
	TOTAL COMMON STOCK (Cost - $19,965)			15,562

	EXCHANGED TRADED FUNDS - 1.6%
	EQUITY FUND - 1.6%
8,000	ProShares UltraShort Russell2000			237,680
	TOTAL EXCHANGED TRADED FUNDS (Cost - $279,410)			237,680

	SHORT-TERM INVESTMENTS - 24.9%
3,751,756	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $3,751,756)			3,751,756

Principal		Coupon Rate (%)	Maturity
	U.S GOVERNMENT - 0.3%
	U.S. TREASURY BILLS - 0.3%
50,000	United States Treasury Bill	0.0000	3/2/2017	49,885
	TOTAL U.S. GOVERNMENT (Cost - $49,888)			49,885

	TOTAL INVESTMENTS - 99.6% (Cost - $15,886,967) (a)			$15,003,912

	OTHER ASSETS AND LIABILITIES - 0.4%			55,608

	NET ASSETS - 100.0%			$15,059,520

*	Floating or variable rate security; rate show represents the rate on August 31, 2016.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transaction exempt from registration to qualified institutional buyers. At August 31, 2016, these securuties amounted to $4,707,173 or 31.26% of net assets.

+	Represents issuer in default on interest payments; non-income producing security.

LLC - Limited Liability Company.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $15,928,823 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$243,255
Unrealized depreciation:	(1,168,166)
Net unrealized depreciation:	$(924,911)

Long (Short)		Unrealized
Contracts		Gain / (Loss)
	OPEN LONG FUTURE CONTRACTS - 0.0%
	US 5-Year Note (CBT), Maturing December 2016	$156
5	NET UNREALIZED GAIN FROM OPEN LONG CONTRACTS	$156

	OPEN SHORT FUTURE CONTRACTS - (0.1)%
	US 10-Year Note (CBT), Maturing December 2016	$219
(7)	US Long Bond (CBT), Maturing December 2016	531
(2)	USD IRS 5-Year Prime, Maturing September 2016	(10,602)
(19)	NET UNREALIZED LOSS FROM OPEN SHORT CONTRACTS	$(9,852)

	OPEN CREDIT DEFAULT SWAPS - (0.2)%

		Upfront
		Premiums
Notional		Paid		Expiration	Pay/Receive	Fixed	Unrealized
Amount	Reference Entity	(Received)	Counterparty	Date	Fixed Rate	Rate	Loss
500,000	CDX.NA.HY.26	(16,312)	JP Morgan	6/20/2021	Receive	5.00	(10,866)
750,000	CDX.NA.IG.26	(6,052)	JP Morgan	6/20/2021	Receive	1.00	(4,862)
							(15,728)

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2016

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 5)	$23,062,637	$38,286,916	$13,435,807	$7,876,089	$5,488,577
Investments, at value (including collateral on loaned securities Note 5)	$22,577,543	$40,613,602	$16,233,391	$8,522,769	$5,363,245
Foreign Cash (Cost $0, $0, $0, $0, $299)	—	—	—	—	299
Unrealized appreciation on forward currency exchange contracts	—	—	—	—	2,121
Receivable for securities sold	—	237,179	213,975	—	99,784
Receivable for fund shares sold	18,774	54,571	13,235	2,953	2,426
Interest and dividends receivable	17,419	44,941	11,419	3,694	34,657
Prepaid expenses and other assets	23,269	47,694	24,154	15,753	18,788
Total Assets	22,637,005	40,997,987	16,496,174	8,545,169	5,521,320

Liabilities:
Securities lending collateral (Note 5)	2,248,814	2,490,875	936,333	850,645	—
Due to Custodian	127,473	—	22,432	44,975	28,257
Payable for securities purchased	—	—	20,448	—	40,443
Payable for fund shares redeemed	36,107	796,602	45,040	5,881	5,660
Payable to manager	11,357	21,550	10,011	4,314	3,534
Unrealized depreciation on forward currency exchange contracts	—	—	—	—	2,302
Administration fees payable	4,192	5,798	2,307	1,616	2,102
Custody fees payable	3,389	5,706	11,681	6,234	11,944
Trustee fees payable	840	2,213	1,244	675	608
Compliance officer fees payable	976	1,683	728	365	294
Payable for distribution (12b-1) fees	1,246	4,395	1,856	425	280
Accrued expenses and other liabilities	9,844	17,190	10,183	4,413	5,012
Total Liabilities	2,444,238	3,346,012	1,062,263	919,543	100,436

Net Assets	$20,192,767	$37,651,975	$15,433,911	$7,625,626	$5,420,884

Net Assets:
Par value of shares of beneficial interest	$9,801	$14,470	$12,304	$14,298	$5,814
Paid in capital	21,463,225	30,314,429	12,099,329	8,148,276	8,695,001
Undistributed net investment income (loss)	(38,413)	333,491	(42,331)	(48,539)	19,981
Accumulated net realized gain (loss) on investments	(756,752)	4,662,899	567,025	(1,135,089)	(3,173,796)
Net unrealized appreciation (depreciation) on investments	(485,094)	2,326,686	2,797,584	646,680	(126,116)
Net Assets	$20,192,767	$37,651,975	$15,433,911	$7,625,626	$5,420,884

Net Asset Value Per Share
Class I
Net Assets	$18,469,197	$31,109,341	$11,889,392	$7,118,874	$5,071,544
Shares of beneficial interest outstanding	885,686	1,157,848	917,250	1,248,424	540,642
Net asset value/offering price per share (a)	$20.85	$26.87	$12.96	$5.70	$9.38

Class A
Net Assets	$438,946	$2,221,844	$2,379,639	$8,913	$26,941
Shares of beneficial interest outstanding	21,696	86,862	200,387	1,678	2,872
Net asset value (a)	$20.23	$25.58	$11.88	$5.31	$9.38
Offering price per share (maximum sales charge of 5.75%)	$21.46	$27.14	$12.60	$5.63	$9.95

Class C
Net Assets	$1,284,624	$4,320,790	$1,164,880	$497,839	$322,399
Shares of beneficial interest outstanding	72,751	202,250	112,738	179,668	37,929
Net asset value/offering price per share (b)	$17.66	$21.36	$10.33	$2.77	$8.50

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2016

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 5)	$17,798,635	$29,048,817	$2,165,610	$1,280,771	$8,730,790
Investments, at value (including collateral on loaned securities Note 5)	$25,338,202	$43,269,824	$2,494,158	$1,727,489	$8,939,393
Cash	—	—	—	28,010	—
Foreign Cash (Cost $0, $0, $1,907, $0, $0)	—	—	2,048	—	—
Receivable for securities sold	44,068	—	—	43,354	—
Receivable for fund shares sold	280,544	32,521	52	56	15,854
Interest and dividends receivable	43,082	67,567	10,590	2,891	48,332
Receivable from manager	—	—	—	1,452	132
Prepaid expenses and other assets	25,179	599,280	15,230	13,467	18,546
Total Assets	25,731,075	43,969,192	2,522,078	1,816,719	9,022,257

Liabilities:
Securities lending collateral (Note 5)	2,285,821	1,569,592	—	—	326,403
Due to Custodian	—	247,323	—	—	345,885
Payable for securities purchased	64,099	—	—	37,439	—
Payable for fund shares redeemed	23,547	10,572	7,728	2,638	26,051
Payable to manager	24,946	44,187	896	—	—
Administration fees payable	3,358	6,615	759	453	1,797
Custody fees payable	3,018	3,555	3,239	2,561	2,000
Trustee fees payable	1,582	2,551	316	162	745
Compliance officer fees payable	1,741	1,649	104	106	414
Payable for distribution (12b-1) fees	4,990	10,942	286	144	—
Distributions payable	—	—	—	—	632
Accrued expenses and other liabilities	19,098	36,529	3,131	2,649	4,766
Total Liabilities	2,432,200	1,933,515	16,459	46,152	708,693

Net Assets	$23,298,875	$42,035,677	$2,505,619	$1,770,567	$8,313,564

Net Assets:
Par value of shares of beneficial interest	$7,747	$24,935	$2,259	$2,027	$8,579
Paid in capital	13,604,291	24,125,356	3,752,084	2,359,374	8,056,119
Undistributed net investment income (loss)	(61,899)	—	(2,654)	(11,657)	7,936
Accumulated net realized gain (loss) on investments	2,209,169	3,664,379	(1,574,754)	(1,025,895)	32,327
Net unrealized appreciation (depreciation) on investments	7,539,567	14,221,007	328,684	446,718	208,603
Net Assets	$23,298,875	$42,035,677	$2,505,619	$1,770,567	$8,313,564

Net Asset Value Per Share
Class I
Net Assets	$12,942,644	$19,867,108	$1,857,455	$1,525,104	$7,811,878
Shares of beneficial interest outstanding	411,212	1,099,137	162,115	171,619	806,188
Net asset value/offering price per share (a)	$31.47	$18.08	$11.46	$8.89	$9.69

Class A
Net Assets	$7,687,224	$15,289,475	$518,717	$121,413	$81,838
Shares of beneficial interest outstanding	260,500	911,937	49,085	14,507	8,438
Net asset value (a)	$29.51	$16.77	$10.57	$8.37	$9.70
Offering price per share (maximum sales charge of 5.75%)	$31.31	$17.79	$11.21	$8.88	$10.29

Class C
Net Assets	$2,669,007	$6,879,094	$129,447	$124,050	$419,848
Shares of beneficial interest outstanding	102,993	482,404	14,722	16,614	43,271
Net asset value/offering price per share (b)	$25.91	$14.26	$8.79	$7.47	$9.70

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2016

				James Alpha	James Alpha
	Municipal	U.S. Government	James Alpha	Global Real Estate	Multi Strategy
	Bond	Money Market	Macro	Investments	Alternative Income
	Portfolio	Portfolio	Portfolio (a)	Portfolio	Portfolio
			(Consolidated)
Assets:

Investments in Unaffiliated securities, at cost	$884,097	$13,527,000	$13,323,986	$526,770,991	$16,655,445
Investments in Affiliates, at cost	—	—	—	—	345,373
Total Investments, at cost	$884,097	$13,527,000	$13,323,986	$526,770,991	$17,000,818

Investments in Unaffiliated securities, at value	$906,730	$13,527,000	$13,223,591	$458,296,600	$16,324,219
Investments Affiliates, at value	—	—	—	—	353,969
Total Investments, at value	$906,730	$13,527,000	$13,223,591	$458,296,600	$16,678,188
Cash	—	227	827,030	—	42,469
Foreign Cash (Cost $0, $0, $0, $90,340, $0)	—	—	—	90,338	—
Deposit at Broker	—	—	33	—	2,242,740
Unrealized appreciation on forward currency exchange contracts	—	—	724	—	—
Receivable for securities sold	311,030	—	—	2,836,480	281,569
Receivable for fund shares sold	—	29,211	22,059	1,242,999	—
Interest and dividends receivable	6,199	116	513	1,236,478	13,723
Receivable from manager	3,077	9,933	—	—	—
Prepaid expenses and other assets	12,549	49,061	35,835	128,344	14,778
Total Assets	1,239,585	13,615,548	14,109,785	463,831,239	19,273,467

Liabilities:
Foreign Cash due to Custodian (Cost $0, $0, $0, $0, $388,374)	—	—	—	—	384,126
Due to Custodian	194,173	—	—	30	—
Securities sold short (Cost $0, $0, $0, $0, $3,021,386)	—	—	—	—	3,174,408
Payable for securities purchased	56,106	—	—	11,798,659	325,670
Payable for fund shares redeemed	17	75,904	18,595	270,182	1,586
Payable to manager	—	—	4,205	261,235	17,135
Unrealized depreciation on forward currency exchange contracts	—	—	—	54,266	443
Supervisory fee payable	—	—	1,091	22,547	1,411
Administration fees payable	723	332	2,746	75,874	3,447
Custody fees payable	729	2,948	2,574	35,227	16,545
Trustee fees payable	63	—	814	20,811	841
Compliance officer fees payable	56	586	801	15,068	596
Payable for distribution (12b-1) fees	—	232	1,991	99,004	310
Distributions payable	44	—	—	—	—
Dividend Payable	—	—	—	—	2,715
Accrued expenses and other liabilities	2,209	1,847	8,920	177,055	6,391
Total Liabilities	254,120	81,849	41,737	12,829,958	3,935,624

Net Assets	$985,465	$13,533,699	$14,068,048	$451,001,281	$15,337,843

Net Assets:
Par value of shares of beneficial interest	$1,003	$135,511	$15,121	$233,845	$16,886
Paid in capital	925,483	13,398,188	16,327,335	499,521,019	16,680,980
Undistributed net investment income (loss)	(45)	—	(105,475)	610,562	(107,541)
Accumulated net realized gain (loss) on investments, short sales, options, futures contracts, swaps and foreign currency transactions	36,391	—	(2,069,262)	19,115,725	(781,002)
Net unrealized appreciation (depreciation) on investments, short sales, futures contracts, swaps and foreign currency transactions	22,633	—	(99,671)	(68,479,870)	(471,480)
Net Assets	$985,465	$13,533,699	$14,068,048	$451,001,281	$15,337,843

Net Asset Value Per Share
Class I
Net Assets	$734,534	$12,771,916	$11,581,006	$273,275,102	$14,886,417
Shares of beneficial interest outstanding	74,808	12,789,750	1,240,481	14,070,423	1,638,363
Net asset value/offering price per share (b)	$9.82	$1.00	$9.34	$19.42	$9.09

Class A
Net Assets	$10,193	$210,799	$811,103	$101,867,817	$101,786
Shares of beneficial interest outstanding	1,037	210,806	86,663	5,352,939	11,221
Net asset value (b)	$9.83	$1.00	$9.36	$19.03	$9.07
Offering price per share (maximum sales charge of 5.75%)	$10.43	$1.06	$9.93	$20.19	$9.62

Class C
Net Assets	$240,738	$550,984	$1,675,939	$75,858,362	$349,640
Shares of beneficial interest outstanding	24,472	550,510	184,945	3,961,144	39,005
Net asset value/offering price per share (c)	$9.84	$1.00	$9.06	$19.15	$8.96

(a)	Formerly known as the James Alpha Global Enhanced Real Return Portfolio.

(b)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(c)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2016

	James Alpha	James Alpha	James Alpha
	Managed Risk	Managed Risk	Hedged
	Domestic Equity	Emerging Markets	High Income
	Portfolio	Equity Portfolio	Portfolio
Assets:
Investments, at cost	$6,802,461	$8,424,826	$15,886,967
Investments, at value	$7,092,360	$9,009,258	$15,003,912
Cash	—	—	76,035
Deposit at Broker	—	—	76,375
Unrealized appreciation on forward currency exchange contracts	—	—	2,800
Receivable for securities sold	—	8,555	22,563
Receivable for fund shares sold	14,910	26,712	—
Receivable on VM on centrally cleared swaps	—	—	1,741
Interest and dividends receivable	10	24	159,956
Receivable from manager	—	—	5,074
Prepaid expenses and other assets	37,972	32,808	47,930
Total Assets	7,145,252	9,077,357	15,396,386

Liabilities:
Options written (premiums received $52,549, $101,318, $0)	21,550	106,250	—
Payable for securities purchased	—	—	235,627
Payable to manager	7,784	10,257	—
Payable for upfront premium on swaps	—	—	22,364
Variation margin payable on Futures	—	—	47
Supervisory fee payable	1,070	1,070	4,454
Administration fees payable	859	1,424	3,109
Custody fees payable	1,330	1,463	4,386
Trustee fees payable	272	224	897
Compliance officer fees payable	203	287	—
Payable for distribution (12b-1) fees	480	58	612
Due to broker	368,498	568,932	—
Accrued expenses and other liabilities	3,469	3,084	65,370
Total Liabilities	405,515	693,049	336,866

Net Assets	$6,739,737	$8,384,308	$15,059,520

Net Assets:
Par value of shares of beneficial interest	$6,762	$8,795	$16,547
Paid in capital	6,573,222	8,048,967	17,620,385
Undistributed net investment loss	(30,646)	(43,321)	(6,034)
Accumulated net realized gain (loss) on investments, options purchased and options written	(130,499)	(209,633)	(1,667,419)
Net unrealized appreciation (depreciation) on investments, options purchased and options written	320,898	579,500	(903,959)
Net Assets	$6,739,737	$8,384,308	$15,059,520

Net Asset Value Per Share
Class I
Net Assets	$5,471,118	$8,103,340	$13,260,628
Shares of beneficial interest outstanding	548,385	849,885	1,457,064
Net asset value/offering price per share (a)	$9.98	$9.53	$9.10

Class A
Net Assets	$850,221	$167,227	$1,222,143
Shares of beneficial interest outstanding	85,576	17,597	134,291
Net asset value (a)	$9.94	$9.50	$9.10
Offering price per share (maximum sales charge of 5.75%)	$10.55	$10.08	$9.66

Class C
Net Assets	$418,398	$113,741	$576,749
Shares of beneficial interest outstanding	42,287	12,019	63,359
Net asset value/offering price per share (b)	$9.89	$9.46	$9.10

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2016

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$369,107	$878,235	$246,139	$95,521	$230,375
Interest income	1,077	471	663	146	159
Securities lending income - net	5,837	2,778	6,666	10,826	—
Less: Foreign withholding taxes	—	(4,050)	(486)	—	(30,046)
Total Investment Income	376,021	877,434	252,982	106,493	200,488

Operating Expenses:
Management fees	141,902	264,104	126,910	54,859	45,361
Distribution (12b-1) fees
Class A Shares	1,840	8,465	11,986	36	210
Class C Shares	12,045	39,854	11,820	4,082	2,622
Administration fees	57,358	98,394	43,020	24,336	32,002
Registration fees	21,111	29,603	21,124	16,659	18,444
Professional fees	13,289	23,869	10,208	4,842	3,962
Custodian fees	12,479	24,401	44,729	28,972	51,578
Trustees’ fees	4,003	9,245	4,048	1,815	1,475
Compliance officer fees	5,478	9,469	4,252	2,328	1,558
Printing and postage expense	8,257	13,920	7,303	6,895	5,654
Insurance expense	1,136	1,517	752	480	306
Non 12b-1 shareholder servicing	3,755	16,210	5,164	3,329	2,554
Miscellaneous expenses	2,247	1,837	2,998	2,987	2,335
Total Operating Expenses	284,900	540,888	294,314	151, 620	168,061

Net Operating Expenses	284,900	540,888	294, 314	151,620	168,061

Net Investment Income (Loss)	91,121	336,546	(41,332)	(45,127)	32,427

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	(943,656)	8,558,321	831,548	(1,132,780)	(797,482)
Net realized gain (loss)	(943,656)	8,558,321	831,548	(1,132,780)	(797,482)

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency translations	223,595	(5,785,696)	(1,534,865)	1,251,360	589,789
Net Realized and Unrealized Gain (Loss) on investments	(720,061)	2,772,625	(703,317)	118,580	(207,693)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(628,940)	$3,109,171	$(744,649)	$73,453	$(175,266)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2016

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$400,459	$798,633	$62,571	$39,629	$—
Interest income	448	615	43	35	197,029
Securities lending income - net	1,885	5,038	—	—	571
Less: Foreign withholding taxes	(11,901)	(1,675)	(2,585)	(94)	—
Total Investment Income	390,891	802,611	60,029	39,570	197,600

Operating Expenses:
Management fees	283,461	501,096	30,443	23,448	50,188
Distribution (12b-1) fees
Class A Shares	32,265	59,527	1,997	470	317
Class C Shares	24,979	65,271	1,183	1,077	4,052
Administration fees	55,227	95,858	8,617	7,346	27,644
Registration fees	26,244	29,805	22,331	16,962	16,727
Professional fees	12,749	23,239	1,303	1,095	4,975
Custodian fees	11,569	15,817	12,511	10,750	8,427
Trustees’ fees	5,252	9,017	577	438	2,286
Compliance officer fees	6,305	9,115	633	735	2,149
Printing and postage expense	10,075	17,491	5,389	4,992	6,568
Insurance expense	969	1,763	133	75	366
Non 12b-1 shareholder servicing	14,358	32,775	2,398	1,705	1,763
Miscellaneous expenses	2,976	1,839	2,334	2,742	2,340
Total Operating Expenses	486,429	862,613	89,849	71,835	127,802
Less: Expenses waived and/or reimbursed	—	—	(13,714)	(14,033)	(6,891)

Net Operating Expenses	486,429	862,613	76,135	57,802	120,911

Net Investment Income (Loss)	(95,538)	(60,002)	(16,106)	(18,232)	76,689

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	2,254,134	3,899,968	(891,649)	142,738	32,382
Net realized gain (loss)	2,254,134	3,899,968	(891,649)	142,738	32,382

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency transactions	(836,500)	2,483,942	798,655	(84,187)	103,367
Net Realized and Unrealized Gain (Loss) on Investments	1,417,634	6,383,910	(92,994)	58,551	135,749

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,322,096	$6,323,908	$(109,100)	$40,319	$212,438

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2016

				James Alpha	James Alpha
	Municipal	U.S. Government	James Alpha	Global Real Estate	Multi Strategy
	Bond	Money Market	Macro	Investments	Alternative Income
	Portfolio	Portfolio	Portfolio (a)	Portfolio	Portfolio
			(Consolidated)
Investment Income:
Interest income	$24,333	$33,902	$71,614	$13,465	$1,073
Dividend income	—	—	5,271	16,106,402	537,873
Dividend income from Affiliates					2,605
Less: Foreign withholding taxes	—	—	—	(514,310)	(5,553)
Total Investment Income	24,333	33,902	76,885	15,605,557	535,998

Operating Expenses:
Management fees	6,936	69,546	195,846	4,646,107	293,297
Supervisory fees	—	—	15,829	336,843	15,053
Distribution (12b-1) fees
Class A Shares	40	969	2,245	232,110	186
Class C Shares	2,690	10,440	19,766	741,047	2,656
Administration fees	8,548	8,305	42,946	881,576	44,114
Registration fees	12,224	20,048	29,072	64,254	11,565
Professional fees	684	9,500	11,420	224,436	8,731
Custodian fees	3,109	11,946	10,723	124,290	52,320
Trustees’ fees	266	473	3,567	88,025	3,325
Compliance officer fees	342	3,482	3,925	87,134	2,735
Printing and postage expense	2,096	7,821	10,148	118,727	6,028
Insurance expense	45	468	515	16,122	605
Non 12b-1 shareholder servicing	355	1,717	5,463	205,698	1,316
Dividend Expense	—	—	—	—	14,877
Interest Expense	—	—	158	—	52,338
Miscellaneous expenses	2,302	2,989	3,052	10,895	3,278
Total Operating Expenses	39,637	147,704	354,675	7,777,264	512,424
Less: Expenses waived and/or reimbursed	(18,786)	(105,752)	(110,092)	(667,297)	(75,785)
Less: Audit fee waived	—	(9,500)	—	—	—
Net Operating Expenses	20,851	32,452	244,583	7,109,967	436,639

Net Investment Income (Loss)	3,482	1,450	(167,698)	8,495,590	99,359

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments, Options purchased and Foreign currency transactions	50,870	—	34,066	35,420,568	(963,095)
Securities sold short	—	—	—	—	(63,058)
Options written	—	—	(144,150)	—	4,373
Futures	—	—	(882,339)	—	—
Swaps	—	—	(66,104)	—	—
Net realized gain (loss)	50,870	—	(1,058,527)	35,420,568	(1,021,780)
Net change in unrealized appreciation (depreciation) on:
Investments, Options purchased and Foreign currency transactions	(12,300)	—	(120,043)	(2,229,336)	1,000,787
Securities sold short	—	—	—	—	(395,799)
Futures	—	—	13,579	—	—
Swaps	—	—	79,748	—	—
Net change in unrealized appreciation (depreciation)	(12,300)	—	(26,716)	(2,229,336)	604,988
Net Realized and Unrealized Gain (Loss) on Investments	38,570	—	(1,085,243)	33,191,232	(416,792)

Net Increase (Decrease) in Net Assets Resulting From Operations	$42,052	$1,450	$(1,252,941)	$41,686,822	$(317,433)

(a)	Formerly known as the James Alpha Global Enhanced Real Return Portfolio.

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF OPERATIONS
For the Year or Period Ended August 31, 2016

	James Alpha	James Alpha	James Alpha
	Managed Risk	Managed Risk	Hedged
	Domestic Equity	Emerging Markets	High Income
	Portfolio	Equity Portfolio	Portfolio (a)
Investment Income:
Dividend income	$114,657	$142,523	$—
Interest income	113	129	953,365
Total Investment Income	114,770	142,652	953,365

Operating Expenses:
Management fees	72,754	79,444	207,128
Supervisory fees	15,043	15,043	56,647
Distribution (12b-1) fees
Class A Shares	1,151	333	3,305
Class C Shares	1,595	425	3,610
Administration fees	14,928	16,573	74,793
Registration fees	13,738	13,514	45,424
Professional fees	1,403	1,344	34,276
Custodian fees	3,620	3,501	14,375
Trustees’ fees	1,281	1,364	1,309
Compliance officer fees	952	1,055	—
Printing and postage expense	9,513	9,513	12,119
Insurance expense	51	59	247
Non 12b-1 shareholder servicing	432	967	3,141
Interest Expense	5,312	9,860	—
Miscellaneous expenses	3,458	3,726	16,950
Total Operating Expenses	145,231	156,721	473,324
Less: Expenses waived and/or reimbursed	(15,085)	(15,041)	(190,170)

Net Operating Expenses	130,146	141,680	283,154

Net Investment Income (loss)	(15,376)	972	670,211

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	176,814	340,062	(1,142,483)
Options purchased	(707,088)	(1,169,782)	—
Options written	399,775	657,391	—
Swaps	—	—	(52,857)
Futures	—	—	(169,860)
Net realized gain (loss)	(130,499)	(172,329)	(1,365,200)

Net change in unrealized appreciation (depreciation) on:
Investments	506,805	640,983	857,679
Options purchased	(164,206)	(16,553)	—
Options written	104,480	45,740	—
Swaps	—	—	36,957
Futures contracts	—	—	34,128
Net change in unrealized appreciation (depreciation)	447,079	670,170	928,764
Net Realized and Unrealized Gain (Loss) on investments	316,580	497,841	(436,436)

Net Increase in Net Assets Resulting From Operations	$301,204	$498,813	$233,775

(a)	For the period from prior fiscal year end November 1, 2015 through August 31, 2016.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015

Operations:
Net investment income (loss)	$91,121	$105,332	$336,546	$54,761	$(41,332)	$(43,057)
Net realized gain (loss) on investments	(943,656)	4,653,155	8,558,321	3,917,667	831,548	1,122,643
Net change in unrealized appreciation (depreciation) on investments	223,595	(5,747,598)	(5,785,696)	(1,517,607)	(1,534,865)	(342,676)
Net increase (decrease) in net assets resulting from operations	(628,940)	(989,111)	3,109,171	2,454,821	(744,649)	736,910

Distributions to Shareholders:
Net Realized Gains:
Class I	(465,825)	—	(3,563,778)	(1,449,857)	(593,382)	(1,985,107)
Class A	(10,696)	—	(213,833)	(169,748)	(151,112)	(477,711)
Class C	(29,229)	—	(464,308)	(167,504)	(62,992)	(92,414)
Net Investment Income:
Class I	—	—	—	(12,377)	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(505,750)	—	(4,241,919)	(1,799,486)	(807,486)	(2,555,232)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	2,935,836	5,749,607	11,724,820	9,462,725	2,465,535	3,761,374
Class A	24,812	458,491	814,730	1,259,332	136,787	354,847
Class C	362,964	991,200	1,350,877	2,015,370	813,796	758,987
Reinvestment of dividends and distributions
Class I	440,800	—	3,206,582	1,344,154	571,575	1,949,423
Class A	2,988	—	194,487	76,584	140,676	458,277
Class C	28,726	—	453,016	161,868	56,453	91,757
Redemption fee proceeds
Class I	—	2	1,923	738	432	73
Class A	—	—	114	74	98	16
Class C	—	—	210	67	36	3
Cost of shares redeemed
Class I	(6,947,595)	(9,888,209)	(16,149,601)	(6,973,463)	(4,539,975)	(4,575,776)
Class A	(87,188)	(106,673)	(703,706)	(2,240,573)	(966,946)	(551,074)
Class C	(298,916)	(707,789)	(910,172)	(1,205,398)	(556,407)	(248,102)
Net increase (decrease) in net assets from share transactions of beneficial interest	(3,537,573)	(3,503,371)	(16,720)	3,901,478	(1,877,940)	1,999,805

Total Increase (Decrease) in Net Assets	(4,672,263)	(4,492,482)	(1,149,468)	4,556,813	(3,430,075)	181,483

Net Assets:
Beginning of period	24,865,030	29,357,512	38,801,443	34,244,630	18,863,986	18,682,503
End of period*	$20,192,767	$24,865,030	$37,651,975	$38,801,443	$15,433,911	$18,863,986
* Includes undistributed net investment income (loss) at end of period	$(38,413)	$76,830	$333,491	$—	$(42,331)	$—

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015

Operations:
Net investment income (loss)	$(45,127)	$(42,430)	$32,427	$(1,599)	$(95,538)	$(66,964)
Net realized gain (loss) on investments and foreign currency transactions	(1,132,780)	3,426,836	(797,482)	(500,355)	2,254,134	2,329,088
Net change in unrealized appreciation (depreciation) on investments foreign currency transactions	1,251,360	(4,294,585)	589,789	(780,134)	(836,500)	255,153
Net increase (decrease) in net assets resulting from operations	73,453	(910,179)	(175,266)	(1,282,088)	1,322,096	2,517,277

Distributions to Shareholders:
Net Realized Gains:
Class I	(3,229,979)	(380,965)	—	—	(1,124,896)	(1,038,729)
Class A	(3,823)	(487)	—	—	(274,854)	(711,148)
Class C	(190,846)	(19,682)	—	—	(818,071)	(223,346)
Net Investment Income:
Class I	—	—	(9,331)	(35,074)	—	—
Class A	—	—	(8)	—	—	—
Class C	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(3,424,648)	(401,134)	(9,339)	(35,074)	(2,217,821)	(1,973,223)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	897,763	1,893,055	775,853	1,849,128	2,132,900	1,626,174
Class A	3,181	9,492	2,861	66,169	353,765	1,542,192
Class C	230,167	355,411	147,922	292,876	473,589	317,431
Reinvestment of dividends and distributions
Class I	3,046,147	366,455	8,971	34,529	1,073,444	986,797
Class A	3,823	480	9	—	740,540	645,482
Class C	188,525	19,469	—	—	256,935	212,899
Redemption fee proceeds
Class I	—	1	109	2	—	18
Class A	—	—	1	—	—	12
Class C	—	—	4	—	5	3
Cost of shares redeemed
Class I	(2,945,052)	(4,392,988)	(2,079,280)	(2,015,961)	(2,762,886)	(2,300,570)
Class A	(5,676)	(17,497)	(40,340)	(8,047)	(2,265,122)	(1,001,918)
Class C	(123,028)	(322,616)	(79,884)	(174,592)	(285,988)	(365,584)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,295,850	(2,088,738)	(1,263,774)	44,104	(282,818)	1,662,936

Total Increase (Decrease) in Net Assets	(2,055,345)	(3,400,051)	(1,448,379)	(1,273,058)	(1,178,543)	2,206,990

Net Assets:
Beginning of period	9,680,971	13,081,022	6,869,263	8,142,321	24,477,418	22,270,428
End of period*	$7,625,626	$9,680,971	$5,420,884	$6,869,263	$23,298,875	$24,477,418
* Includes undistributed net investment income (loss) at end of period	$(48,539)	$(32,359)	$19,981	$(8,606)	$(61,899)	$(347)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015

Operations:
Net investment (loss)	$(60,002)	$(270,960)	$(16,106)	$(37,395)	$(18,232)	$(24,490)
Net realized gain (loss) on investments and foreign currency transactions	3,899,968	5,387,146	(891,649)	(391,591)	142,738	69,368
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,483,942	(3,883,817)	798,655	(1,183,464)	(84,187)	(120,496)
Net increase (decrease) in net assets resulting from operations	6,323,908	1,232,369	(109,100)	(1,612,450)	40,319	(75,618)

Distributions to Shareholders:
Net Realized Gains:
Class I	(2,022,978)	(2,644,023)	—	—	—	—
Class A	(1,756,052)	(2,694,731)	—	—	—	—
Class C	(875,765)	(1,100,176)	—	—	—	—
Net Investment Income:
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(4,654,795)	(6,438,930)	—	—	—	—

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	2,504,111	4,700,457	400,985	664,354	161,087	537,093
Class A	549,793	1,662,012	65,189	117,481	19,697	10,844
Class C	505,563	881,108	44,256	155,347	41,786	95,316
Reinvestment of dividends and distributions
Class I	1,870,826	2,428,221	—	—	—	—
Class A	1,637,256	2,504,426	—	—	—	—
Class C	855,674	1,066,570	—	—	—	—
Redemption fee proceeds
Class I	362	762	—	—	4	—
Class A	122	715	—	—	1	—
Class C	30	263	—	—	—	—
Cost of shares redeemed
Class I	(4,575,040)	(7,889,533)	(542,579)	(888,245)	(434,082)	(384,086)
Class A	(2,560,771)	(6,744,039)	(100,685)	(280,878)	(27,779)	(13,635)
Class C	(960,733)	(1,514,314)	(32,628)	(128,359)	(24,935)	(28,645)
Net increase (decrease) in net assets from share transactions of beneficial interest	(172,807)	(2,903,352)	(165,462)	(360,300)	(264,221)	216,887

Total Increase (Decrease) in Net Assets	1,496,306	(8,109,913)	(274,562)	(1,972,750)	(223,902)	141,269

Net Assets:
Beginning of period	40,539,371	48,649,284	2,780,181	4,752,931	1,994,469	1,853,200
End of period*	$42,035,677	$40,539,371	$2,505,619	$2,780,181	$1,770,567	$1,994,469
* Includes undistributed net investment loss at end of period	$—	$(49,716)	$(2,654)	$(27,847)	$(11,657)	$(15,379)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015

Operations:
Net investment income	$76,689	$82,593	$3,482	$5,806	$1,450	$1,217
Net realized gain on investments	32,382	85,870	50,870	2,686	—	—
Net change in unrealized appreciation (depreciation) on investments	103,367	(186,392)	(12,300)	(10,826)	—	—
Net increase (decrease) in net assets resulting from operations	212,438	(17,929)	42,052	(2,334)	1,450	1,217

Distributions to Shareholders:
Net Realized Gains:
Class I	(81,367)	(64,647)	(12,264)	(5,450)	—	—
Class A	(724)	(813)	(149)	(186)	—	—
Class C	(3,676)	(2,528)	(4,745)	(1,012)	—	—
Net Investment Income:
Class I	(74,742)	(81,613)	(3,218)	(5,534)	(1,328)	(1,103)
Class A	(474)	(530)	(19)	(53)	(24)	(38)
Class C	(1,377)	(435)	(290)	(219)	(103)	(89)
Total Dividends and Distributions to Shareholders	(162,360)	(150,566)	(20,685)	(12,454)	(1,455)	(1,230)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	2,264,722	3,085,761	457,988	141,963	10,273,854	15,716,131
Class A	5,522	102,358	—	—	192,685	1,277,517
Class C	60,970	250,866	37,007	115,959	621,260	3,885,915
Reinvestment of dividends and distributions
Class I	144,529	136,353	15,250	10,826	1,291	1,072
Class A	994	1,174	0 ^	—	24	34
Class C	4,932	2,878	3,486	1,210	99	89
Redemption fee proceeds
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Cost of shares redeemed
Class I	(3,779,172)	(2,237,088)	(660,037)	(276,043)	(10,366,045)	(13,931,151)
Class A	(4,819)	(121,967)	—	(37,704)	(227,176)	(1,246,129)
Class C	(39,651)	(185,766)	(101,612)	(4)	(1,674,718)	(2,522,237)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,341,973)	1,034,569	(247,918)	(43,793)	(1,178,726)	3,181,241

Total Increase (Decrease) in Net Assets	(1,291,895)	866,074	(226,551)	(58,581)	(1,178,731)	3,181,228

Net Assets:
Beginning of period	9,605,459	8,739,385	1,212,016	1,270,597	14,712,430	11,531,202
End of period*	$8,313,564	$9,605,459	$985,465	$1,212,016	$13,533,699	$14,712,430
* Includes undistributed net investment income (loss) at end of period	$7,936	$7,840	$(45)	$—	$—	$(5)

^	Less than $0.50

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Macro		James Alpha Global		James Alpha Multi Strategy
	Portfolio (a)		Real Estate Investments Portfolio		Alternative Income Portfolio
	(Consolidated)
						For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015 (b)

Operations:
Net investment income (loss)	$(167,698)	$(88,901)	$8,495,590	$7,174,026	$99,359	$14,432
Net realized gain (loss) on investments and foreign currency transactions	(1,058,527)	1,309,122	35,420,568	31,265,330	(1,021,780)	438,889
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(26,716)	(603,651)	(2,229,336)	(53,538,139)	604,988	(1,076,468)
Net increase (decrease) in net assets resulting from operations	(1,252,941)	616,570	41,686,822	(15,098,783)	(317,433)	(623,147)

Distributions to Shareholders:
Net Realized Gains:
Class I	—	—	(13,441,873)	(13,002,641)	(133,915)	(272,247)
Class A	—	—	(5,829,606)	(9,879,552)	(234)	(238)
Class C	—	—	(4,693,329)	(5,548,242)	(2,070)	(1,402)
Net Investment Income:
Class I	(332,539)	—	(8,324,315)	(3,508,955)	(9,171)	—
Class A	(10,537)	—	(3,349,275)	(2,140,063)	(51)	—
Class C	(30,576)	—	(2,134,838)	(785,586)	(115)	—
Return of Capital
Class I	—	—	—	—	(90,131)	—
Class A	—	—	—	—	(381)	—
Class C	—	—	—	—	(847)	—
Total Dividends and Distributions to Shareholders	(373,652)	—	(37,773,236)	(34,865,039)	(236,915)	(273,887)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	6,484,251	6,563,224	137,420,585	180,586,309	313,349	15,703,646
Class A	518,633	355,654	33,809,034	47,219,049	94,690	46,292
Class C	465,426	709,273	17,801,628	28,149,721	289,114	196,507
Reinvestment of dividends and distributions
Class I	328,209	—	13,985,187	8,808,143	233,179	272,247
Class A	10,141	—	7,166,372	9,895,509	666	237
Class C	22,317	—	5,282,546	4,935,828	2,794	1,402
Redemption fee proceeds
Class I	1,798	419	5,128	4,788	—	—
Class A	104	202	2,057	3,409	—	—
Class C	237	74	1,585	1,999	—	—
Cost of shares redeemed
Class I	(6,934,547)	(8,260,488)	(84,057,345)	(85,235,874)	(199,283)	(7,812)
Class A	(1,450,994)	(9,701,510)	(30,677,315)	(112,236,405)	(18,329)	(18,841)
Class C	(705,937)	(879,229)	(22,209,414)	(13,911,068)	(120,545)	(88)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,260,362)	(11,212,381)	78,530,048	68,221,408	595,635	16,193,590

Total Increase (Decrease) in Net Assets	(2,886,955)	(10,595,811)	82,443,634	18,257,586	41,287	15,296,556

Net Assets:
Beginning of period	16,955,003	27,550,814	368,557,647	350,300,061	15,296,556	—
End of period*	$14,068,048	$16,955,003	$451,001,281	$368,557,647	$15,337,843	$15,296,556
* Includes undistributed net investment income (loss) at end of period	$(105,475)	$466,763	$610,562	$3,314,968	$(107,541)	$98,519

(a)	Formerly known as the James Alpha Global Enhanced Real Return Portfolio.

(b)	Commenced operations on September 29, 2014.

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Managed		James Alpha Managed Risk
	Risk Domestic		Risk Emerging Markets		James Alpha Hedged
	Equity Portfolio (a)		Equity Portfolio (a)		High Income Portfolio

		For the		For the	For the		For the
	Year Ended	Period Ended	Year Ended	Period Ended	Period Ended	Year Ended	Period Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	October 31,	October 31,
	2016	2015	2016	2015	2016 (b)	2015	2014 (c)

Operations:
Net investment gain (loss)	$(15,376)	$(4,069)	$972	$(2,842)	$670,211	$1,303,502	$774,512
Net realized gain (loss) on investments	(130,499)	4,049	(172,329)	(5,593)	(1,365,200)	(383,148)	138,936
Net change in unrealized (depreciation) on investments	447,079	(126,181)	670,170	(90,670)	928,764	(1,233,493)	(599,230)
Net increase (decrease) in net assets resulting from operations	301,204	(126,201)	498,813	(99,105)	233,775	(313,139)	314,218

Distributions to Shareholders:
Net Realized Gains:
Class I	—	—	(31,052)	—	—	(82,396)	—
Class A	—	—	(616)	—	—	(17,220)	—
Class C	—	—	(46)	—	—	(5,789)	—
Net Investment Income:
Class I	(21,326)	—	(43,604)	—	(591,649)	(1,058,483)	(661,379)
Class A	(631)	—	(770)	—	(57,921)	(183,098)	(126,416)
Class C	(28)	—	(39)	—	(18,643)	(54,950)	(45,997)
Total Dividends and Distributions to Shareholders	(21,985)	—	(76,127)	—	(668,213)	(1,401,936)	(833,792)
Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	3,088,905	3,523,282	4,792,637	4,167,673	1,253,576	6,681,709	20,102,463
Class A	724,298	105,194	153,358	89,938	168,322	604,963	4,376,893
Class C	417,448	10	106,696	10	5,510	—	1,732,540
Reinvestment of dividends and distributions
Class I	14,796	—	18,919	—	587,259	1,123,436	450,245
Class A	631	—	1,387	—	57,110	175,165	84,424
Class C	28	—	85	—	18,643	60,739	33,245
Redemption fee proceeds
Class I	963	232	3,871	—	50	—	—
Class A	30	—	73	—	—	—	—
Class C	2	—	—	—	—	—	—
Cost of shares redeemed
Class I	(1,216,757)	(52,369)	(1,192,231)	—	(6,974,066)	(6,601,183)	(1,250,143)
Class A	(9,264)	—	(81,689)	—	(2,006,728)	(1,632,559)	(176,024)
Class C	(10,710)	—	—	—	(159,904)	(844,906)	(142,172)
Net increase (decrease) in net assets from share transactions of beneficial interest	3,010,370	3,576,349	3,803,106	4,257,621	(7,050,228)	(432,636)	25,211,471

Total Increase (decrease) in Net Assets	3,289,589	3,450,148	4,225,792	4,158,516	(7,484,666)	(2,147,711)	24,691,897

Net Assets:
Beginning of period	3,450,148	—	4,158,516	—	22,544,186	24,691,897	—
End of period*	$6,739,737	$3,450,148	$8,384,308	$4,158,516	$15,059,520	$22,544,186	$24,691,897
* Includes undistributed net investment income (loss) at end of period	$(30,646)	$(20)	$(43,321)	$—	$(6,034)	$43,126	$10,674

(a)	Commenced operations on July 31, 2015.

(b)	For the period from prior fiscal year end November 1, 2015 through August 31, 2016.

(c)	Commenced operations on January 1, 2014.

See accompanying notes to financial statements.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust currently consists of nineteen series. These financial statements include the following eighteen series: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, the James Alpha Macro Portfolio (formerly the James Alpha Global Enhanced Real Return Portfolio), the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Macro Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio are all managed by James Alpha Advisors, LLC (“James Alpha Advisors”), the James Alpha Global Real Estate Investments Portfolio is managed by Ascent Investment Advisors, LLC (“Ascent”), and all five are supervised by the Manager. With the exception of the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio, each of the Portfolios is provided with the discretionary advisory services of an investment adviser or advisers identified, retained, supervised and compensated by the Manager.

The James Alpha Hedged High Income Portfolio acquired all of the assets and liabilities of the ALPS/Westport Resources Hedged High Income Fund (“Predecessor Fund”), a series of the Financial Investors Trust, in a tax-free reorganization on July 15, 2016 (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for shares of the James Alpha Hedged High Income Portfolio. Certain financial information included on the following pages is that of the Predecessor Fund. The James Alpha Hedged High Income Portfolio changed fiscal and tax year ends from October 31, to August 31 following the reorganization.

The following serve as advisers (the “Advisers”) to their respective Portfolio(s): M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; Smith Group Asset Management serves as Adviser to Large Capitalization Growth, Energy & Basic Materials, and Financial Services; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Zacks Investment Management, Inc. serves as Adviser to Small Capitalization; DePrince, Race & Zollo, Inc. serves as Adviser to International Equity; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology and Technology & Communications; Sunnymeath Asset Management, Inc. serves as Adviser to Investment Quality Bond; 16th Amendment Advisors, LLC serves as Adviser to Municipal Bond; CLS Investments, LLC serves as Adviser to U.S. Government Money Market. James Alpha Advisors, LLC serves as Adviser to James Alpha Macro, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity and James Alpha Hedged High Income, and Ascent Investment Advisors, LLC serves as Adviser to James Alpha Global Real Estate Investments. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio, the Financial Services Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, and the James Alpha Hedged High Income Portfolio are diversified portfolios. The James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio are non-diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital
James Alpha Macro	Attractive long-term risk-adjusted returns relative to traditional financial market indices
James Alpha Global Real Estate	Total return consisting of current income and capital appreciation
James Alpha Multi Strategy Alternative Income	Long-term capital appreciation
James Alpha Managed Risk Domestic Equity	Capital appreciation
James Alpha Managed Risk Emerging Markets Equity	Capital appreciation
James Alpha Hedged High Income	High current income

Currently, all Portfolios offer Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% redemption fee on the value of shares that are redeemed within 30 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust’s prospectus for additional details.

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolios follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the last bid and ask price. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets. The Portfolios follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2016, for the Portfolios’ assets and liabilities measured at fair value:

Large Capitalization Value

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$20,328,729	$—	$—	$20,328,729
Collateral for Securities Loaned	—	2,248,814	—	2,248,814
Total	$20,328,729	$2,248,814	$—	$22,577,543

Large Capitalization Growth

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$37,942,212	$—	$—	$37,942,212
Short-Term Investments	180,515	—	—	180,515
Collateral for Securities Loaned	—	2,490,875	—	2,490,875
Total	$38,122,727	$2,490,875	$—	$40,613,602

Mid Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$15,297,058	$—	$—	$15,297,058
Collateral for Securities Loaned	—	936,333	—	936,333
Total	$15,297,058	$936,333	$—	$16,233,391

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

Small Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$7,672,124	$—	$—	$7,672,124
Collateral for Securities Loaned	—	850,645	—	850,645
Total	$7,672,124	$850,645	$—	$8,522,769

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks:
Advertising	$—	$79,478	$—	$79,478
Auto Manufacturers	—	94,602	—	94,602
Auto Parts & Equipment	—	151,027	—	151,027
Banks	121,033	694,898	—	815,931
Beverages	—	56,795	—	56,795
Building Materials	—	105,389	—	105,389
Chemicals	—	349,737	—	349,737
Commercial Services	—	56,406	—	56,406
Computers	—	55,322	—	55,322
Diversified Financial Services		364,037	—	364,037
Electrical Components & Equipment	—	162,669	—	162,669
Electronics	—	138,593	—	138,593
Engineering & Construction	—	251,013	—	251,013
Food	58,418	214,346	—	272,764
Forest Products & Paper	52,626	—	—	52,626
Holding Companies - Diversified	—	104,964	—	104,964
Insurance	—	102,887	—	102,887
Leisure Time	—	92,488	—	92,488
Lodging	—	69,006	—	69,006
Machinery-Construction & Mining	—	70,992	—	70,992
MetalFabricate/Hardware	—	220,373	—	220,373
Oil & Gas	138,146	253,069	—	391,215
Oil & Gas Services	75,213	—	—	75,213
Pharmaceuticals	104,811	352,376	—	457,187
Real Estate	—	52,967	—	52,967
Retail	—	110,598	—	110,598
Semiconductors	55,756	54,451	—	110,207
Software	—	66,709	—	66,709
Telecommunications	130,714	245,186	—	375,900
Transportation	—	56,150	—	56,150
Total	$736,717	$4,626,528	$—	$5,363,245

Health & Biotechnology

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$22,703,682	$—	$—	$22,703,682
Short-Term Investments	348,699	—	—	348,699
Collateral for Securities Loaned	—	2,285,821	—	2,285,821
Total	$23,052,381	$2,285,821	$—	$25,338,202

Technology & Communications

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$41,099,871	$—	$—	$41,099,871
Short-Term Investments	600,361	—	—	600,361
Collateral for Securities Loaned	—	1,569,592	—	1,569,592
Total	$41,700,232	$1,569,592	$—	$43,269,824

Energy & Basic Materials

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,490,736	$—	$—	$2,490,736
Short-Term Investments	3,422	—	—	3,422
Total	$2,494,158	$—	$—	$2,494,158

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

Financial Services

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,727,489	$—	$—	$1,727,489
Total	$1,727,489	$—	$—	$1,727,489

Investment Quality Bond

Assets*	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	$—	$4,325,576	$—	$4,325,576
Corporate Bonds and Notes	—	4,287,414	—	4,287,414
Collateral for Securities Loaned	—	326,403	—	326,403
Total	$—	$8,939,393	$—	$8,939,393

Municipal Bond

Assets*	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$906,730	$—	$906,730
Total	$—	$906,730	$—	$906,730

U.S. Government Money Market

Assets*	Level 1	Level 2	Level 3	Total
Repurchase Agreement	$—	$13,527,000	$—	$13,527,000
Total	$—	$13,527,000	$—	$13,527,000

James Alpha Macro

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$13,142,677	$—	$—	$13,142,677
Short-Term Investments	80,914	—	—	80,914
Total	$13,223,591	$—	$—	$13,223,591

James Alpha Global Real Estate Investments

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$447,390,898	$—	$—	$447,390,898
Short-Term Investments	10,905,702	—	—	10,905,702
Total	$458,296,600	$—	$—	$458,296,600

James Alpha Multi Strategy Alternative Income

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$13,800,248	$—	$—	$13,800,248
Exchange Traded Funds	2,451,564	—	—	2,451,564
Short-Term Investments	426,376	—	—	426,376
Total	$16,678,188	$—	$—	$16,678,188
Liabilities*
Common Stocks Sold Short	$(2,216,422)	$—	$—	$(2,216,422)
Exchange Traded Funds Sold Short	(957,986)	—	—	(957,986)
Total	$(3,174,408)	$—	$—	$(3,174,408)

James Alpha Managed Risk Domestic Equity

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$6,979,824	$—	$—	$6,979,824
Put Options Purchased	75,375	—	—	75,375
Short-Term Investments	37,161	—	—	37,161
Total	$7,092,360	$—	$—	$7,092,360
Liabilities*
Put Options Written	$(21,450)	$—	$—	$(21,450)
Call Options Written	(100)	—	—	(100)
Total	$(21,550)	$—	$—	$(21,550)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

James Alpha Managed Risk Emerging Markets Equity

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$8,621,080	$—	$—	$8,621,080
Put Options Purchased	260,600	—	—	260,600
Short-Term Investments	127,578	—	—	127,578
Total	$9,009,258	$—	$—	$9,009,258
Liabilities*
Put Options Written	$(98,300)	$—	$—	$(98,300)
Call Options Written	(7,950)	—	—	(7,950)
Total	$(106,250)	$—	$—	$(106,250)

James Alpha Hedged High Income

Common Stocks	$15,562	$—	$—	$15,562
Exchange Traded Funds	237,680	—	—	237,680
Asset Backed Securities	—	2,242,647	—	2,242,647
Bank Loans	—	25,865	—	25,865
Term Loans	—	6,711	—	6,711
Corporate Bonds	—	8,384,986	—	8,384,986
Convertible Bonds	—	288,820	—	288,820
Treasury Bills	—	49,885	—	49,885
Short-Term Investments	3,751,756	—	—	3,751,756
Total	$4,004,998	$10,998,914	$—	$15,003,912
Derivatives
Long Futures Contracts	156	—	—	156
Short Futures Contracts	(9,852)	—	—	(9,852)
Credit Default Swaps	—	(15,728)	—	(15,728)

The Portfolios did not hold any Level 3 securities during the period.

It is the Portfolios’ policy to recognize transfers into and out of Levels at the end of the reporting period.

Except as noted there were no transfers between Level 1 and Level 2 during the current period presented. James Alpha Global Real Estate transferred $4,061,356 out of Level 2 into Level 1. The reason for the transfers out of Level 2 and into Level 1 was due to exchanges being closed in certain countries on August 31, 2015.

*	Refer to the Schedules of Investments for industry or category classifications.

Consolidation of Subsidiary – James Alpha Cayman Commodity Fund I Ltd. (JACC-SPC)

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the James Alpha Macro Portfolio includes the accounts of JACC-SPC, a wholly owned and controlled subsidiary. JACC-SPC is a closed-end fund incorporated as an exempted company under the company’s law of the Cayman Islands on February 2, 2011, and is a disregarded entity for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The James Alpha Macro Portfolio may invest up to 25% of its total assets in the segregated portfolio company (“SPC”) which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the James Alpha Macro Portfolio’s investments in the SPC is as follows:

		SPC Net Assets at	% of Fund Total Assets at
	Inception Date of SPC	August 31, 2016	August 31, 2016
James Alpha Cayman Commodity Fund I Ltd.	August 5, 2011	$1,123,479	7.99%

(b) Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2016 (for the tax year ended December 31, 2015, for the James Alpha Global Real Estate Investments Portfolio), available to offset future capital gains, if any, are as follows:

			Non-Expiring	Non-Expiring
	Expiring		Short-Term	Long-Term	Total
Saratoga Large Capitalization Value Portfolio	$—		$182,953	$444,533	$627,486
Saratoga Large Capitalization Growth Portfolio	—		—	—	—
Saratoga Mid Capitalization Portfolio	—		—	—	—
Saratoga Small Capitalization Portfolio	—		131,092	1,045	132,137
Saratoga International Equity Portfolio	1,801,080	8/31/2018	461,739	181,049	2,443,868
Saratoga Health & Biotechnology Portfolio	—		—	—	—
Saratoga Technology & Communications Portfolio	—		—	—	—
Saratoga Energy & Basic Materials Portfolio	292,003	8/31/2018	537,819	77,571	907,393
Saratoga Financial Services Portfolio	399,613	8/31/2017	—	—	399,613
	582,779	8/31/2018			582,779
	38,144	8/31/2019			38,144
Totals:	1,020,536			Totals:	1,020,536
Saratoga Investment Quality Bond Portfolio	—		—	—	—
Saratoga Municipal Bond Portfolio	—		—	—	—
Saratoga U.S. Government Money Market Portfolio	—		—	—	—
James Alpha Macro Portfolio (formerly James Alpha Global Enhanced Real Retrun Portfolio)	—		124,080	417,695	541,775
James Alpha Global Real Estate Investments Portfolio	—		—	—	—
James Alpha Multi Strategy Alternative Income Portfolio	—		—	—	—
James Alpha Managed Risk Domestic Equity Portfolio	—		36,333	—	36,333
James Alpha Managed Risk Emerging Markets Equity Portfolio	—		—	—	—
James Alpha Hedged High Income Portfolio	—		357,522	1,308,504	1,666,026

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on its 2013-2015 returns and expected to be taken in the Portfolios’ 2016 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2016, the Portfolios did not incur any interest or penalties.

(c) Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d) Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communication	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily - paid monthly	Annually
Municipal Bond	Daily - paid monthly	Annually
U.S. Government Money Market	Daily - paid monthly	Annually
James Alpha Macro	Annually	Annually
James Alpha Global Real Estate Investments	Quarterly	Annually
James Alpha Multi Strategy Alternative Income	Quarterly	Annually
James Alpha Managed Risk Domestic Equity	Annually	Annually
James Alpha Managed Risk Emerging Markets Equity	Annually	Annually
James Alpha Hedged High Income	Monthly	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of each Portfolio.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(h) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market. For the James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, and James Alpha Hedged High Income management fees are payable to the Advisor monthly and are computed daily at the annual rates of 1.10%, 1.20%, 2.00%, 1.20%, 1.20%, and 1.70%, respectively, of the Portfolio’s average daily net assets. The Manager receives an annual supervision fee which is the greater of 0.10% of those Portfolios’ average daily net assets decreasing at various asset levels or a minimum of $15,000 per Portfolio annually paid out monthly.

For the year ended August 31, 2016, the Manager waived $13,714 for Energy & Basic Materials, $14,033 for Financial Services; $13,637 for Municipal Bond and $94,344 for U.S. Government Money Market; James Alpha Advisors waived $110,092, $75,785, $15,085, $15,041, and $190,170, respectively for James Alpha Macro, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, and James Alpha Hedged High Income; and Ascent Investment Advisors waived $667,297 for James Alpha Global Real Estate Investments.

(b) Gemini Fund Services, LLC (“GFS”), an affiliate of Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

Certain employees of GFS and NLCS are also officers of the Trust, and are not paid any fees directly by the Trust for servicing in such capacity.

(c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, James Alpha Advisors and Ascent, a

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity Class A shares) and 1.00% of the average daily net assets of the Portfolios’ Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, James Alpha Advisors and Ascent or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the year ended August 31, 2016, the Distributor waived $6,891 in fees for the Investment Quality Bond Portfolio, $5,149 in fees for the Municipal Bond Portfolio and $11,408 in fees for the U.S. Government Money Market Portfolio.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I shares are offered at net asset value.

For the year ended August 31, 2016, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Portfolio	Distributor Sales Charges	CDSC’s
	Class A	Class C
Large Capitalization Value	$198	$601
Large Capitalization Growth	4,618	2,539
Mid Capitalization	908	1,086
Small Capitalization	24	175
International Equity	21	207
Health & Biotechnology	1,551	77
Technology & Communications	899	213
Energy & Basic Materials	501	16
Financial Services	154	54
Investment Quality Bond	42	—
Municipal Bond	—	—
U.S. Government Money Market	—	—
James Alpha Macro	1,997	418
James Alpha Global Real Estate Investments	101,236	20,821
James Alpha Multi Strategy Alternative Income	727	266
James Alpha Managed Risk Domestic Equity	1,605	—
James Alpha Managed Risk Emerging Markets Equity	418	—
James Alpha Hedged High Income	272	—

(d) The Trust and the Manager, the Trust and James Alpha Advisors on behalf of the James Alpha Macro, the James Alpha Multi Strategy Alternative Income, the James Alpha Managed Risk Domestic Equity and the James Alpha Managed Risk Emerging Markets Equity Portfolios, and the Trust and Ascent on behalf of the James Alpha Global Real Estate Investments Portfolio, have entered into an Excess Expense Agreement (the “Expense Agreement”).

In connection with the Expense Agreement, the Manager is currently voluntarily waiving, and James Alpha Advisors and Ascent are currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at August 31, 2016, for each portfolio were: 3.00%, 3.60% and 2.60% for Class A, C and I shares, respectively, of Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, and Small Capitalization; 3.30%, 3.90% and 2.90% for Class A, C and I shares, respectively, of International Equity; 2.30%, 2.90% and 1.90% for Class A, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75% and 1.75% for Class A, C and I shares, respectively, of U.S. Government Money Market; 3.40%, 4.00% and 3.00% for Class A, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 1.50%, 2.25% and 1.25% for Class A, C and I shares, respectively, of James Alpha Macro; 1.99%, 2.67% and 1.49% for Class A, C and I shares, respectively, of James Alpha Global Real Estate Investments; 2.75%, 3.50% and 2.50% for Class A, C and I shares, respectively, of James Alpha Multi Strategy Alternative Income; 2.45%, 3.20% and 1.99% for Class A, C and I shares, respectively, of James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity; 2.39%, 2.99% and 1.99% for Class A, C and I shares, respectively, of James Alpha Hedged High Income. Under the terms of the Expense Agreement, expenses borne by the Manager, James Alpha Advisors or Ascent are subject to reimbursement for up to three years from the date the fee or expense was incurred. No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap. The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice. The Expense Agreement with James Alpha Advisors and Ascent shall continue through December 31, 2016.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	8/31/2017		8/31/2018		8/31/2019
Energy & Basic	—		—		13,714
Financial Services	15,626		11,484		14,033
Investment Quality Bond	—		—		6,891
Municipal Bond	10,268		13,082		13,637
U.S. Government Money Market	90,381		102,516		94,344
James Alpha Macro	246,983		109,273		110,092
James Alpha Global Real Estate Investments	235,873	*	475,732	*	667,297
James Alpha Multi Strategy Alternative Income	—		80,959		75,785
James Alpha Managed Risk Domestic Equity	—		6,314		15,085
James Alpha Managed Risk Emerging Markets Equity	—		7,013		15,041
Portfolio	10/31/2017		10/31/2018		8/31/2019
James Alpha Hedged High Income**	236,353		237,170		190.170

*	The available waived expenses subject to potential recovery for Class C and Class I Shares.
**	Fees waived and expenses reimbursed by the Predecessor Fund will not be carried forward to the James Alpha Hedged High Income Portfolio. The Advisor may recover $25,493 expiring on August 31, 2019 for the period after the Reorganization through August 31, 2016.

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement. For the year ended August 31, 2016, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $16,317; Large Capitalization Growth, $907; Health & Biotechnology, $514; Energy & Basic Materials, $398; and Financial Services, $41. These amounts are included with the realized gain/loss for each Portfolio in the Statement of Operations.

(f) Affiliated Portfolios — Companies which are affiliates of the James Alpha Multi Strategy Alternative Income Portfolio at August 31, 2016, are noted in the Portfolio’s Schedule of Investments. A summary of the investment in the affiliated portfolio, which is managed by James Alpha Advisors, LLC, is detailed below:

Affiliated Holding	Value at 8/31/2015	Purchases	Sales Proceeds	Dividend Income	Value at 8/31/2016
James Alpha Hedged High Income, Class I	$—	$345,373	$—	$2,605	$353,969

3.	INVESTMENT TRANSACTIONS

(a) For the year ended August 31, 2016, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$17,046,103	$20,782,689
Large Capitalization Growth	64,526,283	67,809,965
Mid Capitalization	8,850,649	10,845,138
Small Capitalization	9,428,472	11,356,727
International Equity	7,340,673	8,570,897
Health & Biotechnology	4,240,128	6,980,310
Technology & Communications	14,644,697	18,967,208
Energy & Basic Materials	3,220,670	3,339,632
Financial Services	1,334,907	1,564,121
Investment Quality Bond	3,280,786	3,800,272
Municipal Bond	1,551,757	1,644,795
James Alpha Macro	16,422,237	11,176,110
James Alpha Global Real Estate Investments	628,198,368	572,488,893
James Alpha Multi Strategy Alternative Income	18,748,083	18,292,965
James Alpha Managed Risk Domestic Equity	8,339,608	5,700,061
James Alpha Managed Risk Emerging Markets Equity	16,704,684	13,446,413
James Alpha Hedged High Income	8,786,350	17,147,867

(b) Certain Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

Certain Portfolios may write covered call options. This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

The Portfolios may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

(c) Certain Portfolios may enter into futures contracts. The Portfolios are subject to equity price risk in the normal course of pursuing their investment objective. To manage equity price risk, the Portfolios may enter into futures contracts. Upon entering into a futures contract with a broker, the Portfolios are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Portfolios receive from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Portfolios recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Portfolios’ portfolio of investments.

(d) Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

(e) Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Portfolios amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Portfolios segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

(f) Short Sales – Certain portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

(g) Other Investment Companies or Exchange Traded Funds – Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

At August 31, 2016, the following Portfolios had open forward currency contracts:

International Equity

	Foreign Currency
Settlement	Units to					US Dollar	Unrealized
Date	Receive/Deliver		Counterparty	In Exchange For		Value	Appreciation
To Buy:
9/2/2016	104,234	ILS	BNY Mellon	$27,611	USD	$27,554	$(57)
To Sell:
9/1/2016	66,134	SEK	BNY Mellon	7,738	USD	7,712	27
9/1/2016	53,883	HKD	BNY Mellon	6,945	USD	6,946	(1)
9/1/2016	5,881	GBP	BNY Mellon	7,690	USD	7,702	(12)
9/1/2016	6,072	EUR	BNY Mellon	6,769	USD	6,763	6
9/1/2016	8,488	AUD	BNY Mellon	6,368	USD	6,379	(11)
9/1/2016	25,992,136	KRW	BNY Mellon	23,105	USD	23,311	(206)
9/1/2016	393	CAD	BNY Mellon	300	USD	299	1
9/2/2016	19,823	GBP	BNY Mellon	26,034	USD	25,963	71
9/6/2016	219,216	JPY	BNY Mellon	2,121	USD	2,120	1
				Total Unrealized			$(181)

James Alpha Macro

	Foreign Currency
Settlement	Units to					US Dollar	Unrealized
Date	Receive/Deliver		Counterparty	In Exchange For		Value	Appreciation
To Sell:
9/16/2016	63,000	CAD	BNY Mellon	$48,745	USD	$48,021	$724
					Total Unreazlized:		$724

James Alpha Global Real Estate

	Foreign Currency
Settlement	Units to					US Dollar	Unrealized
Date	Receive/Deliver		Counterparty	In Exchange For		Value	Appreciation
To Buy:
9/2/2016	175,335,433	JPY	BNY Mellon	$1,749,235	USD	$1,695,127	$(54,108)
To Sell:
9/2/2016	68,976	GBP	BNY Mellon	90,180	USD	90,338	(158)
					Total Unreazlized:		$(54,266)

James Alpha Multi Strategy Alternative Income

	Foreign Currency
Settlement	Units to					US Dollar	Unrealized
Date	Receive/Deliver		Counterparty	In Exchange For		Value	Appreciation
To Buy:
9/2/2016	1,432,284	JPY	BNY Mellon	$14,289	USD	$13,847	$(442)
To Sell:
9/2/2016	619	GBP	BNY Mellon	810	USD	811	(1)
					Total Unreazlized:		$(443)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

James Alpha Hedged High Income Portfolio

	Foreign Currency
Settlement	Units to					US Dollar	Unrealized
Date	Receive/Deliver		Counterparty	In Exchange For		Value	Appreciation
To Sell:
9/12/2016	90,000	CAD	BNY Mellon	$68,941	USD	$68,599	$342
9/12/2016	4,350,000	EUR	BNY Mellon	486,826	USD	484,745	2,081
9/12/2016	40,000	CAD	BNY Mellon	30,866	USD	30,489	377
					Total Unrealized:		$2,800

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at August 31, 2016, were as follows:

			Statements of Assets and	Fair value of asset/liability
Fund	Derivative	Risk Type	Liabilities	derivatives
International Equity
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward
			currency exchange contracts	$(181)
			Totals	$(181)
James Alpha Macro
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward
			currency exchange contracts	$724
			Totals	$724
James Alpha Global Real Estate
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward
			currency exchange contracts	$(54,266)
			Totals	$(54,266)
James Alpha Multi Strategy Alternative Income
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward
			currency exchange contracts	$(443)
			Totals	$(443)
James Alpha Managed Risk Domestic Equity
	Put options purchased	Equity	Investments, at value	$75,375
	Put options written	Equity	Options written	(21,450)
	Call options written	Equity	Options written	(100)
			Totals	$53,825
James Alpha Managed Risk Emerging Market Equity
	Put options purchased	Equity	Investments, at value	$260,600
	Put options written	Equity	Options written	(98,300)
	Call options written	Equity	Options written	(7,950)
			Totals	$154,350
James Alpha Hedged High Income
	Forward Exchange Contracts	Foreign Exchange	Unrealized	$2,800
	Futures Contracts	Interest Rate	Unrealized	(9,696)
	Swap Contracts	Interest Rate	Unrealized	(15,728)
			Totals	$(22,624)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

The effect of derivative instruments on the Statements of Operations for the year ended August 31, 2016, were as follows:

				Realized and unrealized gain (loss)
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	on derivatives
International Equity
	Forward Contracts
			Net realized loss from foreign currency transactions
			Foreign Exchange	$(297,773)
			Net change in unrealized depreciation on foreign currency transactions
			Foreign Exchange	$(784)
James Alpha Macro
	Options
			Net realized loss from options purchased
			Foreign Exchange	$(144,150)
			Net change in unrealized appreciation on options purchased
			Foreign Exchange	$11,850
	Futures Contracts
			Net realized gain (loss) from futures contracts
			Commodity	$(334,367)
			Equity	(366,785)
			Foreign Exchange	65,128
			Interest Rate	(246,315)
			Totals	$(882,339)
			Net change in unrealized appreciation (depreciation) on futures contracts
			Commodity	$79,438
			Equity	(45,118)
			Interest Rate	(20,741)
			Totals	$13,579
	Swaps Contracts
			Net realized gain (loss) from swaps
			Commodity	$2,985
			Interest Rate	(69,089)
			Totals	$(66,104)
			Net change in unrealized appreciation on swaps
			Commodity	$34,293
			Interest Rate	45,455
			Totals	$79,748
	Forward Contracts
		Net realized loss on forward contracts
			Foreign Exchange	$(13,060)
			Net change in unrealized appreciation on forward contracts
			Foreign Exchange	$23,685

James Alpha Global Real Estate
	Forward Contracts
			Net realized loss from foreign currency transactions
			Foreign Exchange	$(3,219,057)
			Net change in unrealized appreciation on foreign currency transactions
			Foreign Exchange	$4,230
James Alpha Multi Strategy Alternative Income
	Options
		Net realized gain on options purchased
			Equity	$14,787
		Net realized gain on options written
			Equity	4,373
			Totals	$19,160
	Forward Contracts
			Net realized gain from foreign currency transactions
			Foreign Exchange	$4,746
			Net change in unrealized depreciation on foreign currency transactions
			Foreign Exchange	$(443)
James Alpha Managed Risk Domestic Equity
	Options
		Net realized loss on options purchased
			Equity	$(707,088)
		Net realized gain on options written
			Equity	399,775
			Totals	$(307,313)
			Net change in unrealized depreciation on options purchased
			Equity	(164,206)
			Net change in unrealized appreciation on options written
			Equity	104,480
			Totals	$(59,726)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

				Realized and unrealized gain
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	(loss) on derivatives
James Alpha Managed Risk Emerging Markets Equity
	Options
		Net realized loss on options purchased
			Equity	$(1,169,782)
		Net realized gain on options written
			Equity	657,391
		Totals		$(512,391)
		Net change in unrealized depreciation on options purchased
			Equity	(16,553)
		Net change in unrealized appreciation on options written
			Equity	45,740
		Totals		$29,187
James Alpha Hedged High Income
	Futures
		Net realized loss from futures contracts
			Interest Rate	$(169,860)
		Net change in unrealized appreciation on futures contracts
			Interest Rate	$34,128

	Swaps
		Net realized loss from swaps
			Interest Rate	$(52,857)
		Net change in unrealized appreciation on swaps
			Interest Rate	$36,957

	Forward Contracts
		Net realized loss from forward contracts
			Foreign Exchange	$(4,626)
		Net change in unrealized depreciation on forward contracts
			Foreign Exchange	$(6,760)

The number of option contracts written and the premiums received by the fund during the year ended August 31, 2016, were as follows:

	James Alpha Multi Strategy Alternative IncomeJames
	Put Options		Call Options
	Number of	Option	Number of	Option
	Options	Premiums	Options	Premiums
Options outstanding beginning of year	—	$—	—	$—
Options written	19	5,069	4	236
Options closed	(7)	(686)	—	—
Options exercised	—	—	—	—
Options expired	(12)	(4,383)	(4)	(236)
Options outstanding end of year	—	$—	—	$—

	James Alpha Managed Risk Domestic Equity
	Put Options		Call Options
	Number of	Option	Number of	Option
	Options	Premiums	Options	Premiums
Options outstanding beginning of year	222	$44,403	150	$15,056
Options written	6,515	758,529	5,441	629,944
Options closed	(5,196)	(671,192)	(3,338)	(500,865)
Options exercised	—	—	(232)	(20,037)
Options expired	(991)	(80,935)	(1,996)	(122,354)
Options outstanding end of year	550	$50,805	25	$1,744

	James Alpha Managed Risk Emerging Markets Equity
	Put Options		Call Options
	Number of	Option	Number of	Option
	Options	Premiums	Options	Premiums
Options outstanding beginning of year	1,435	$83,636	214	$9,744
Options written	36,547	1,109,713	28,736	871,004
Options closed	(18,157)	(669,281)	(14,777)	(535,635)
Options exercised	(2,400)	(81,069)	(1,447)	(61,390)
Options expired	(14,025)	(354,875)	(12,176)	(270,529)
Options outstanding end of year	3,400	$88,124	550	$13,194

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

The following table presents the Portfolios’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of August 31, 2016.

		Gross Amounts not offset in the
		(Consolidated) Statements of Assets and
		Liabilities
	Gross Amounts
	Recognized in
	(Consolidated)	Financial		Cash
	Statements of Assets and	Instruments		Collateral	Net Amount
	Liabilities	Pledged		Pledged	of Assets
Large Capitalization Value
Description of Liability
Securities Loaned	$2,248,814	$2,248,814		$—	$—

Large Capitalization Growth
Description of Liability
Securities Loaned	$2,490,875	$2,490,875		$—	$—

Mid Capitalization
Description of Liability
Securities Loaned	$936,333	$936,333		$—	$—

Small Capitalization
Description of Liability
Securities Loaned	$850,645	$850,645		$—	$—

Health & Biotechnology
Description of Liability
Securities Loaned	$2,285,821	$2,285,821		$—	$—

Technology & Communications
Description of Liability
Securities Loaned	$1,569,592	$1,569,592		$—	$—

Investment Quality Bond
Description of Liability
Securities Loaned	$326,403	$326,403		$—	$—

James Alpha Multi Strategy Alternative Income
Description of Liability
Securities Sold Short	$3,174,408	$3,174,408	(1)	$—	$—

James Alpha Managed Risk Domestic Equity
Description of Liability
Options Written	$21,550	$21,550	(1)	$—	$—

James Alpha Managed Risk Emerging Markets Equity
Description of Liability
Options Written	$106,250	$106,250	(1)	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

4.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $0.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015
Large Capitalization Value
Issued	145,595	251,406	1,294	19,902	21,292	50,914
Redeemed	(345,814)	(427,495)	(4,421)	(4,785)	(17,682)	(36,756)
Reinvested from Dividends	21,826	—	152	—	1,667	—
Net Increase (Decrease) in Shares	(178,393)	(176,089)	(2,975)	15,117	5,277	14,158
Large Capitalization Growth
Issued	431,957	340,818	31,365	47,580	62,934	87,978
Redeemed	(617,083)	(252,374)	(27,180)	(86,371)	(42,868)	(53,422)
Reinvested from Dividends	121,324	49,932	7,709	2,955	21,409	7,265
Net Increase (Decrease) in Shares	(63,802)	138,376	11,894	(35,836)	41,475	41,821
Mid Capitalization
Issued	192,480	256,523	11,091	26,264	77,579	62,601
Redeemed	(359,909)	(315,943)	(82,895)	(40,472)	(55,008)	(21,242)
Reinvested from Dividends	45,984	143,763	12,318	36,487	5,657	8,252
Net Increase (Decrease) in Shares	(121,445)	84,343	(59,486)	22,279	28,228	49,611
Small Capitalization
Issued	134,967	192,783	542	989	86,598	52,571
Redeemed	(479,099)	(447,736)	(945)	(1,871)	(39,435)	(48,857)
Reinvested from Dividends	553,845	37,701	744	51	70,084	2,915
Net Increase (Decrease) in Shares	209,713	(217,252)	341	(831)	117,247	6,629
International Equity
Issued	83,221	177,670	302	6,264	18,063	30,047
Redeemed	(226,651)	(194,622)	(4,391)	(765)	(9,518)	(18,525)
Reinvested from Dividends	966	3,403	1	—	—	—
Net Increase (Decrease) in Shares	(142,464)	(13,549)	(4,088)	5,499	8,545	11,522
Health & Biotechnology
Issued	68,955	49,724	12,095	47,912	18,358	11,368
Redeemed	(89,068)	(69,196)	(77,592)	(32,152)	(11,216)	(13,085)
Reinvested from Dividends	35,758	31,120	26,242	21,438	10,323	7,868
Net Increase (Decrease) in Shares	15,645	11,648	(39,255)	37,198	17,465	6,151
Technology & Communications
Issued	147,727	261,771	34,452	96,587	37,651	58,435
Redeemed	(275,736)	(437,353)	(168,103)	(401,239)	(75,957)	(103,437)
Reinvested from Dividends	115,841	140,198	109,005	153,551	66,693	74,690
Net Increase (Decrease) in Shares	(12,168)	(35,384)	(24,646)	(151,101)	28,387	29,688
Energy & Basic Materials
Issued	35,610	46,913	6,061	8,675	5,402	13,324
Redeemed	(48,674)	(59,477)	(9,910)	(20,665)	(3,815)	(11,795)
Reinvested from Dividends	—	—	—	—	—	—
Net Increase (Decrease) in Shares	(13,064)	(12,564)	(3,849)	(11,990)	1,587	1,529
Financial Services
Issued	18,920	58,656	2,441	1,297	6,046	12,374
Redeemed	(51,864)	(42,219)	(3,314)	(1,604)	(3,567)	(3,904)
Reinvested from Dividends	—	—	—	—		—
Net Increase (Decrease) in Shares	(32,944)	16,437	(873)	(307)	2,479	8,470
Investment Quality Bond
Issued	234,869	317,310	570	10,470	6,320	25,713
Redeemed	(391,060)	(230,347)	(501)	(12,489)	(4,117)	(19,049)
Reinvested from Dividends	15,083	14,046	104	121	516	297
Net Increase (Decrease) in Shares	(141,108)	101,009	173	(1,898)	2,719	6,961
Municipal Bond
Issued	47,160	14,596	—	—	3,816	11,979
Redeemed	(67,419)	(28,309)	—	(3,850)	(10,486)	—
Reinvested from Dividends	1,582	1,112	—	—	362	124
Net Increase (Decrease) in Shares	(18,677)	(12,601)	—	(3,850)	(6,308)	12,103
U.S. Government Money Market
Issued	10,273,852	15,716,131	192,685	1,277,517	621,261	3,885,915
Redeemed	(10,366,045)	(13,931,151)	(227,176)	(1,246,130)	(1,674,718)	(2,522,237)
Reinvested from Dividends	1,291	1,071	24	35	99	89
Net Increase (Decrease) in Shares	(90,902)	1,786,051	(34,467)	31,422	(1,053,358)	1,363,767

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	Year or Period Ended*	Year Ended	Year or Period Ended*	Year Ended	Year or Period Ended*
	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015
James Alpha Macro
Issued	657,769	639,183	52,709	34,824	48,614	71,186
Redeemed	(726,324)	(822,876)	(144,816)	(974,005)	(75,001)	(89,553)
Reinvested from Dividends	33,220	—	1,022	—	2,310	—
Net Decrease in Shares	(35,335)	(183,693)	(91,085)	(939,181)	(24,077)	(18,367)

James Alpha Global Real Estate Investments
Issued	7,245,616	8,664,065	1,804,520	2,312,603	941,678	1,368,969
Redeemed	(4,594,372)	(4,164,136)	(1,655,012)	(5,487,306)	(1,189,506)	(684,187)
Reinvested from Dividends	745,341	429,155	388,780	493,131	284,537	243,581
Net Increase (Decrease) in Shares	3,396,585	4,929,084	538,288	(2,681,572)	36,709	928,363

James Alpha Multi Strategy Alternative Income
Issued	35,549	1,572,172	10,712	4,605	33,146	19,284
Redeemed	(22,436)	(815)	(2,200)	(1,998)	(13,881)	(9)
Reinvested from Dividends	26,877	27,015	78	23	325	4
Net Increase in Shares	39,990	1,598,372	8,590	2,630	19,590	19,279

James Alpha Managed Risk Domestic Equity
Issued	320,954	354,950	75,938	10,518	43,414	1
Redeemed	(123,612)	(5,429)	(945)	—	(1,131)	—
Reinvested from Dividends	1,522	—	65	—	3	—
Net Increase in Shares	198,864	349,521	75,058	10,518	42,286	1

James Alpha Managed Risk Emerging Markets Equity
Issued	545,582	432,664	17,219	9,255	12,008	1
Redeemed	(130,438)	—	(9,029)	—	—	—
Reinvested from Dividends	2,077	—	153	—	9	—
Net Increase in Shares	417,221	432,664	8,343	9,255	12,017	1

	Class I Shares			Class A Shares			Class C Shares
	Period Ended**	Year Ended	Period Ended**	Period Ended**	Year Ended	Period Ended**	Period Ended**	Year Ended	Period Ended**
	August 31, 2016	October 31, 2015	October 31, 2014	August 31, 2016	October 31, 2015	October 31, 2014	August 31, 2016	October 31, 2015	October 31, 2014
James Alpha Hedged High Income
Issued	142,037	703,861	1,999,490	18,639	64,145	434,199	619	—	171,830
Redeemed	(796,936)	(697,239)	(124,519)	(228,068)	(170,579)	(17,428)	(17,953)	(88,926)	(14,038)
Reinvested from Dividends	66,629	119,016	44,725	6,476	18,525	8,382	2,113	6,413	3,301
Net Increase (Decrease) in Shares	(588,270)	125,638	1,919,696	(202,953)	(87,909)	425,153	(15,221)	(82,513)	161,093

*	James Alpha Multi Strategy Alternative Income Portfolio commenced operations on September 29, 2014. James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity Portfolios commenced operations on July 31, 2015.

**	James Alpha Hedged High Income Portfolio converted its fiscal year end from October 31 to August 31; the Portfolio commenced operations on January 1, 2014.

5.	SECURITIES LENDING

Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios have the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Portfolios could experience delays or losses on recovery. Additionally, the Portfolios are subject to the risk of loss from investments made with the cash received as collateral. The Portfolios manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

At August 31, 2016, the following portfolios loaned securities and received cash collateral for the loan. This cash was invested in a combination of U.S. Government securities and repurchase agreements as shown in the Schedules of Investments.

	Market Value of	Market Value
Portfolio	Loaned Securities	of Collateral
Large Capitalization Value	$2,199,269	$2,248,814
Large Capitalization Growth	2,438,979	2,490,875
Mid Capitalization	913,679	936,333
Small Capitalization	831,855	850,645
Health & Biotechnology	2,238,874	2,285,821
Technology & Communications	1,537,545	1,569,592
Investment Quality Bond	318,967	326,403

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

At August 31, 2016, the percentage of total investment income the Portfolios received from the investment of cash collateral retained by the lending agent, BNY Mellon, was as follows:

Percentage of Total
Portfolio	Investment Income
Large Capitalization Value	0.61%
Large Capitalization Growth	0.32%
Mid Capitalization	2.63%
Small Capitalization	10.17%
Health & Biotechnology	0.48%
Technology & Communications	0.61%
Investment Quality Bond	0.29%

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2016 (for the period ended December 31, 2015 for the James Alpha Global Real Estate Investments Portfolio) was as follows:

For fiscal year ended	Ordinary	Exempt	Long-Term	Return of
8/31/2016	Income	Income	Capital Gains	Capital	Total
Saratoga Large Capitalization Value Portfolio	$—	$—	$505,749	$—	$505,749
Saratoga Large Capitalization Growth Portfolio	—	—	4,241,919	—	4,241,919
Saratoga Mid Capitalization Portfolio	—	—	807,486	—	807,486
Saratoga Small Capitalization Portfolio	—	—	3,424,648	—	3,424,648
Saratoga International Equity Portfolio	9,339	—	—	—	9,339
Saratoga Health & Biotechnology Portfolio	—	—	2,217,821	—	2,217,821
Saratoga Technology & Communications Portfolio	—	—	4,654,795	—	4,654,795
Saratoga Energy & Basic Materials Portfolio	—	—	—	—	—
Saratoga Financial Services Portfolio	—	—	—	—	—
Saratoga Investment Quality Bond Portfolio	76,879	—	85,482	—	162,361
Saratoga Municipal Bond Portfolio	18	3,509	17,158	—	20,685
Saratoga U.S. Government Money Market Portfolio	1,455	—	—	—	1,455
James Alpha Macro Portfolio	373,652	—	—	—	373,652
James Alpha Global Real Estate Investments	38,098,475	—	151,130	—	38,249,605
James Alpha Multi Strategy Alternative Income Portfolio	130,357	—	15,199	91,359	236,915
James Alpha Managed Risk Domestic Equity Portfolio	21,985	—	—	—	21,985
James Alpha Managed Risk Emerging Markets Equity Portfolio	76,127	—	—	—	76,127
James Alpha Hedged High Income Portfolio	668,213	—	—	—	668,213

The tax character of dividends paid during the period ended August 31, 2015 (for the period ended December 31, 2014 for the James Alpha Global Real Estate Investments Portfolio and for the period ended October 31, 2015 for the James Alpha Hedged High Income Portfolio) was as follows:

For fiscal year ended	Ordinary	Exempt	Long-Term	Return of
8/31/2015	Income	Income	Capital Gains	Capital	Total
Saratoga Large Capitalization Value Portfolio	$—	$—	$—	$—	$—
Saratoga Large Capitalization Growth Portfolio	54,761	—	1,744,725	—	1,799,486
Saratoga Mid Capitalization Portfolio	79,667	—	2,475,565	—	2,555,232
Saratoga Small Capitalization Portfolio	—	—	401,134	—	401,134
Saratoga International Equity Portfolio	35,074	—	—	—	35,074
Saratoga Health & Biotechnology Portfolio	—	—	1,973,223	—	1,973,223
Saratoga Technology & Communications Portfolio	866,987	—	5,571,943	—	6,438,930
Saratoga Energy & Basic Materials Portfolio	—	—	—	—	—
Saratoga Financial Services Portfolio	—	—	—	—	—
Saratoga Investment Quality Bond Portfolio	82,956	—	67,610	—	150,566
Saratoga Municipal Bond Portfolio	35	5,771	6,648	—	12,454
Saratoga U.S. Government Money Market Portfolio	1,230	—	—	—	1,230
James Alpha Macro Portfolio	—	—	—	—	—
James Alpha Global Real Estate Investments	29,864,045	—	1,095,863	—	30,959,908
James Alpha Multi Strategy Alternative Income Portfolio	273,887	—	—	—	273,887
James Alpha Managed Risk Domestic Equity Portfolio	—	—	—	—	—
James Alpha Managed Risk Emerging Markets Equity Portfolio	—	—	—	—	—

For fiscal year ended	Ordinary	Exempt	Long-Term	Return of
10/31/2015	Income	Income	Capital Gains	Capital	Total
James Alpha Hedged High Income Portfolio	$1,387,817	$—	$—	$14,119	$1,401,936

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and short-term capital gains, reclassification of Fund distributions, foreign currency exchange gains (losses), return of capital on corporations, paydowns, grantor trusts, real estate investment trusts, partnerships, swap gains (losses) and adjustments for passive foreign investment companies, resulted in reclassification for the tax year ended August 31, 2016 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2015 reclassifications for permanent book and tax differences have been adjusted for August 31, 2016 activity) as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Saratoga Large Capitalization Value Portfolio	$(44,745)	$(206,364)	$251,109
Saratoga Large Capitalization Growth Portfolio	—	(3,055)	3,055
Saratoga Mid Capitalization Portfolio	(1,875)	(999)	2,874
Saratoga Small Capitalization Portfolio	(26,799)	28,947	(2,148)
Saratoga International Equity Portfolio	—	5,499	(5,499)
Saratoga Health & Biotechnology Portfolio	(6,939)	33,986	(27,047)
Saratoga Technology & Communications Portfolio	—	109,718	(109,718)
Saratoga Energy & Basic Materials Portfolio	(41,534)	41,299	235
Saratoga Financial Services Portfolio	(22,291)	21,954	337
Saratoga Investment Quality Bond Portfolio	—	—	—
Saratoga Municipal Bond Portfolio	—	—	—
Saratoga U.S. Government Money Market Portfolio	(10)	10	—
James Alpha Macro Portfolio	(31,184)	(30,888)	62,072
James Alpha Global Real Estate Investments	—	2,608,432	(2,608,432)
James Alpha Multi Strategy Alternative Income Portfolio	—	(296,082)	296,082
James Alpha Managed Risk Domestic Equity Portfolio	(6,735)	6,735	—
James Alpha Managed Risk Emerging Markets Equity Portfolio	(2,965)	120	2,845
James Alpha Hedged High Income Portfolio	—	(51,158)	51,158

Net assets were unaffected by the above reclassifications.

As of each of the Portfolio’s tax year-ended August 31, 2016 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2015 components of distributable earnings have been adjusted for August 31, 2016 activity), the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Saratoga Large Capitalization Value Portfolio	$—	$—	$(41,699)	$(627,486)	$—	$(611,073)	$(1,280,258)
Saratoga Large Capitalization Growth Portfolio	333,491	4,681,148	—	—	—	2,308,437	7,323,076
Saratoga Mid Capitalization Portfolio	—	808,672	(42,331)	—	—	2,555,937	3,322,278
Saratoga Small Capitalization Portfolio	—	—	(1,049,524)	(132,137)	—	644,713	(536,948)
Saratoga International Equity Portfolio	28,073	—	(623,873)	(2,443,868)	—	(240,263)	(3,279,931)
Saratoga Health & Biotechnology Portfolio	—	2,227,040	(61,899)	—	—	7,521,696	9,686,837
Saratoga Technology & Communications Portfolio	240,597	3,520,835	—	—	—	14,123,954	17,885,386
Saratoga Energy & Basic Materials Portfolio	—	—	(649,827)	(907,393)	—	308,496	(1,248,724)
Saratoga Financial Services Portfolio	—	—	(11,657)	(1,020,536)	—	441,359	(590,834)
Saratoga Investment Quality Bond Portfolio	10,560	30,334	—	—	(632)	208,603	248,865
Saratoga Municipal Bond Portfolio	21,606	15,293	—	—	(553)	22,633	58,979
Saratoga U.S. Government Money Market Portfolio	—	—	—	—	—	—	—
James Alpha Macro Portfolio	—	—	(766,492)	(541,775)	(854,144)	(111,997)	(2,274,408)
James Alpha Global Real Estate Investments	14,036,583	3,654,600	—	—	—	(66,444,766)	(48,753,583)
James Alpha Multi Strategy Alternative Income Portfolio	—	—	(1,036,845)	—	(3,734)	(319,444)	(1,360,023)
James Alpha Managed Risk Domestic Equity Portfolio	—	—	(30,646)	(36,333)	—	226,732	159,753
James Alpha Managed Risk Emerging Markets Equity Portfolio	—	—	(116,444)	—	(104,565)	547,555	326,546
James Alpha Hedged High Income Portfolio	11,805	—	—	(1,666,026)	—	(923,191)	(2,577,412)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax treatment of non-deductible expenses, the tax deferral of losses on wash sales and straddles, adjustments for a wholly owned subsidiary, mark-to-market on open forward foreign currency contracts, futures and swap contracts, passive foreign investment companies and adjustments for partnerships, real estate investment trusts, C Corporations, defaulted bond adjustments and constructive sales of securities held short. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles and adjustments for constructive sales of securities held short.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such late year losses as follows:

Late Year
Losses
Saratoga Large Capitalization Value Portfolio	$41,699
Saratoga Large Capitalization Growth Portfolio	—
Saratoga Mid Capitalization Portfolio	42,331
Saratoga Small Capitalization Portfolio	48,539
Saratoga International Equity Portfolio	—
Saratoga Health & Biotechnology Portfolio	61,899
Saratoga Technology & Communications Portfolio	—
Saratoga Energy & Basic Materials Portfolio	2,654
Saratoga Financial Services Portfolio	11,657
Saratoga Investment Quality Bond Portfolio	—
Saratoga Municipal Bond Portfolio	—
Saratoga U.S. Government Money Market Portfolio	—
James Alpha Macro Portfolio	102,841
James Alpha Global Real Estate Investments	—
James Alpha Multi Strategy Alternative Income Portfolio	266,427
James Alpha Managed Risk Domestic Equity Portfolio	30,646
James Alpha Managed Risk Emerging Markets Equity Portfolio	43,321
James Alpha Hedged High Income Portfolio	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such capital losses as follows:

Post October
Losses
Saratoga Large Capitalization Value Portfolio	$—
Saratoga Large Capitalization Growth Portfolio	—
Saratoga Mid Capitalization Portfolio	—
Saratoga Small Capitalization Portfolio	1,000,985
Saratoga International Equity Portfolio	623,873
Saratoga Health & Biotechnology Portfolio	—
Saratoga Technology & Communications Portfolio	—
Saratoga Energy & Basic Materials Portfolio	647,173
Saratoga Financial Services Portfolio	—
Saratoga Investment Quality Bond Portfolio	—
Saratoga Municipal Bond Portfolio	—
Saratoga U.S. Government Money Market Portfolio	—
James Alpha Macro Portfolio	663,651
James Alpha Global Real Estate Investments	—
James Alpha Multi Strategy Alternative Income Portfolio	770,418
James Alpha Managed Risk Domestic Equity Portfolio	—
James Alpha Managed Risk Emerging Markets Equity Portfolio	73,123
James Alpha Hedged High Income Portfolio	—

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the James Alpha Macro Portfolio may be directly affected by the performance of the WisdomTree Managed Futures Strategy Fund. The WisdomTree Managed Futures Strategy Fund seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. The Fund is managed using a quantitative, rules-based strategy and intends to invest in a combination of diversified futures contracts for commodities, currencies and interest rates. The financial statements of the WisdomTree Managed Futures Strategy Fund, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of August 31, 2016, the percentage of net assets invested in the WisdomTree Managed Futures Strategy Fund was 25.1%.

The performance of the James Alpha Managed Risk Domestic Equity Portfolio may be directly affected by the performance of the SPDR S&P 500 ETF Trust. The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of August 31, 2016, the percentage of net assets invested in the SPDR S&P 500 ETF Trust was 103.6%.

The performance of the James Alpha Managed Risk Emerging Markets Equity Portfolio may be directly affected by the performance of the iShares MSCI Emerging Markets ETF. The iShares MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large and mid-capitalization emerging market equities. The financial statements of the iShares MSCI Emerging Markets ETF, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of August 31, 2016, the percentage of net assets invested in the iShares MSCI Emerging Markets ETF was 102.8%.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2016 (Continued)

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act.

As of August 31, 2016, Denis Nayden owns 92.07% of the James Alpha Multi Strategy Alternative Income Portfolio.

As of August 31, 2016, Charles Schwab (comprised of multiple investors and accounts) owns 41.24% of the James Alpha Hedged High Income Portfolio.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure to the financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Large Cap Value Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	August 31,	August 31,		August 31,	August 31,		August 31,
	2016	2015		2014	2013		2012
Net Asset Value, Beginning of Year	$21.15	$22.17		$16.38	$13.23		$11.83
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.01	(0.00	) **	(0.06)	0.02		(0.02)
Net realized and unrealized gain (loss)	(0.48)	(1.02)		5.87	3.13		1.42
Total from investment operations	(0.47)	(1.02)		5.81	3.15		1.40
Dividends and Distributions:
Dividends from net investment income	—	—		(0.02)	—		—
Distributions from realized gains	(0.45)	—		—	—		—
Total dividends and distributions	(0.45)	—		(0.02)	—		—
Redemption Fees	—	—		— **	—		— **
Net Asset Value, End of Year	$20.23	$21.15		$22.17	$16.38		$13.23
Total Return*	(2.15)%	(4.60)%		35.46%	23.81%		11.83%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$439	$522		$212	$101		$38
Ratio of gross operating expenses to average net assets (2)	1.64%	1.59%		1.61%	1.71%		1.98%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.07%	(0.01)%		(0.31)%	0.10%		(0.13)%
Portfolio Turnover Rate	79%	101%		104%	73%		66%

	Large Cap Growth Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	August 31,	August 31,		August 31,	August 31,		August 31,
	2016	2015		2014	2013		2012
Net Asset Value, Beginning of Year	$26.13	$25.63		$21.40	$17.84		$17.90
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.13	(0.04)		(0.02)	(0.00	) **	(0.03)
Net realized and unrealized gain (loss)	2.04	1.88		5.06	3.83		2.32
Total from investment operations	2.17	1.84		5.04	3.83		2.29
Dividends and Distributions:
Dividends from net investment income	—	—		(0.03)	—		—
Distributions from realized gains	(2.72)	(1.34)		(0.78)	(0.27)		(2.35)
Total dividends and distributions	(2.72)	(1.34)		(0.81)	(0.27)		(2.35)
Redemption Fees	— **	—	**	— **	—	**	— **
Net Asset Value, End of Year	$25.58	$26.13		$25.63	$21.40		$17.84
Total Return*	8.46%	7.20%		23.86%	21.71%		14.50%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$2,222	$1,959		$2,840	$1,170		$186
Ratio of gross operating expenses to average net assets (3)	1.62%	1.55%		1.59%	1.66%		1.98%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.52%	(0.17)%		(0.09)%	(0.02)%		(0.19)%
Portfolio Turnover Rate	160%	27%		14%	21%		16%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Value Portfolio:
1.64%	1.59%	1.52%	1.62%	1.85%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Growth Portfolio:
1.62%	1.55%	1.59%	1.66%	1.98%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Mid Capitalization Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$12.93	$14.51	$12.91	$9.94	$9.10
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	(0.07)	(0.13)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	(0.41)	0.60	3.22	3.02	0.88
Total from investment operations	(0.47)	0.53	3.09	2.97	0.84
Dividends and Distributions:
Distributions from realized gains	(0.58)	(2.11)	(1.49)	—	—
Total dividends and distributions	(0.58)	(2.11)	(1.49)	—	—
Redemption Fees	— **	— **	—	—	— **
Net Asset Value, End of Year	$11.88	$12.93	$14.51	$12.91	$9.94
Total Return*	(3.44)%	4.08%	25.32%	29.88%	9.23%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$2,380	$3,360	$3,448	$3,106	$2,664
Ratio of gross operating expenses to average net assets (2)	2.00%	1.81%	1.87%	2.04%	2.35%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.50)%	(0.52)%	(0.93)%	(0.45)%	(0.42)%
Portfolio Turnover Rate	54%	38%	57%	57%	60%

	Small Cap Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$8.58	$9.73	$9.70	$8.07	$7.66
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.05)	(0.07)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.05	(0.78)	1.59	1.68	0.82
Total from investment operations	(0.00)	(0.85)	1.53	1.63	0.77
Dividends and Distributions:
Distributions from realized gains	(3.27)	(0.30)	(1.50)	—	(0.36)
Total dividends and distributions	(3.27)	(0.30)	(1.50)	—	(0.36)
Redemption Fees	—	—	—	—	— **
Net Asset Value, End of Year	$5.31	$8.58	$9.73	$9.70	$8.07
Total Return*	1.32%	(8.98)%	16.59%	20.20%	10.36%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$9	$11	$21	$36	$9
Ratio of gross operating expenses to average net assets (3)	2.13%	1.72%	1.76%	1.97%	2.11%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.86)%	(0.71)%	(0.66)%	(0.52)%	(0.69)%
Portfolio Turnover Rate	112%	117%	32%	50%	39%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Mid Capitalization Portfolio:
2.00%	1.81%	1.87%	2.04%	2.34%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Small Cap Portfolio:
2.13%	1.72%	1.76%	1.97%	2.11%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	International Equity Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Year	$9.61	$11.41		$10.45	$9.13	$10.04
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.01	(0.06)		(0.03)	— **	0.05
Net realized and unrealized gain (loss)	(0.24)	(1.74)		1.19	1.42	(0.85)
Total from investment operations	(0.23)	(1.80)		1.16	1.42	(0.80)
Dividends and Distributions:
Dividends from net investment income	— **	—		(0.20)	(0.10)	(0.11)
Total dividends and distributions	—	—		(0.20)	(0.10)	(0.11)
Redemption Fees	—	—		—	—	— **
Net Asset Value, End of Year	$9.38	$9.61		$11.41	$10.45	$9.13
Total Return*	(2.38)%	(15.78)%		11.18%	15.63%	(7.98)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$27	$67		$17	$28	$8
Ratio of gross operating expenses to average net assets (2)	3.05%	2.68	% (3)	2.78%	3.49%	2.97%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.15%	(0.61)%		(0.23)%	0.02%	0.53%
Portfolio Turnover Rate	125%	126%		125%	122%	50%

	Health & Biotechnology Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Year	$30.83	$30.22		$25.12	$20.12	$18.32
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.17)	(0.14)		(0.16)	(0.12)	(0.12)
Net realized and unrealized gain (loss)	1.90	3.47		6.84	5.12	1.92
Total from investment operations	1.73	3.33		6.68	5.00	1.80
Dividends and Distributions:
Distributions from realized gains	(3.05)	(2.72)		(1.58)	—	—
Total dividends and distributions	(3.05)	(2.72)		(1.58)	—	—
Redemption Fees	—	—	**	— **	—	— **
Net Asset Value, End of Year	$29.51	$30.83		$30.22	$25.12	$20.12
Total Return*	6.07%	11.23%		27.47%	24.85%	9.83%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$7,687	$9,240		$7,936	$6,577	$5,757
Ratio of gross operating expenses to average net assets (4)	2.29%	2.22%		2.38%	2.60%	2.67%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.57)%	(0.43)%		(0.55)%	(0.53)%	(0.62)%
Portfolio Turnover Rate	19%	15%		14%	6%	18%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the International Equity Portfolio:
3.05%	3.26%	2.78%	3.30%	2.95%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.68% for the year ending August 31, 2015, for the International Equity Portfolio.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:
2.29%	2.22%	2.37%	2.60%	2.66%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Technology & Communications Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Year	$16.11	$18.19		$15.63	$13.88	$12.61
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.04)	(0.11)		(0.18)	(0.11)	(0.19)
Net realized and unrealized gain (loss)	2.60	0.56		3.62	1.96	2.06
Total from investment operations	2.56	0.45		3.44	1.85	1.87
Dividends and Distributions:
Distributions from realized gains	(1.90)	(2.53)		(0.88)	(0.10)	(0.60)
Total dividends and distributions	(1.90)	(2.53)		(0.88)	(0.10)	(0.60)
Redemption Fees	— **	—	**	— **	— **	— **
Net Asset Value, End of Year	$16.77	$16.11		$18.19	$15.63	$13.88
Total Return*	17.28%	2.29%		22.55%	13.40%	15.77%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$15,289	$15,088		$19,787	$22,680	$24,173
Ratio of gross operating expenses to average net assets (2)	2.24%	2.20%		2.27%	2.30%	2.60%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.23)%	(0.65)%		(1.03)%	(0.75)%	(1.48)%
Portfolio Turnover Rate	37%	31%		25%	33%	25%

	Energy & Basic Materials Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Year	$10.98	$17.18		$14.78	$12.84	$13.75
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.01)	(0.18)		(0.25)	(0.18)	(0.13)
Net realized and unrealized gain (loss)	(0.40)	(6.02)		2.65	2.12	(0.78)
Total from investment operations	(0.41)	(6.20)		2.40	1.94	(0.91)
Redemption Fees	—	—		— **	—	— **
Net Asset Value, End of Year	$10.57	$10.98		$17.18	$14.78	$12.84
Total Return*	(3.73)%	(36.09)%		16.24%	15.11%	(6.62)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$519	$581		$1,115	$1,179	$1,141
Ratio of gross operating expenses to average net assets (3)	3.96%	3.26	% (4)	3.04%	3.43%	3.23%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.11)%	(1.34)%		(1.55)%	(1.33)%	(0.91)%
Portfolio Turnover Rate	134%	129%		114%	30%	46%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Technology & Communications Portfolio:
2.24%	2.20%	2.25%	2.28%	2.58%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:
3.40%	3.30%	3.03%	3.40%	3.21%

(4)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.26% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Financial Services Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$8.16	$8.46	$7.29	$5.90	$5.41
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.10)	(0.14)	(0.13)	(0.09)	(0.06)
Net realized and unrealized gain (loss)	0.31	(0.16)	1.30	1.48	0.55
Total from investment operations	0.21	(0.30)	1.17	1.39	0.49
Redemption Fees	— **	—	—	—	— **
Net Asset Value, End of Year	$8.37	$8.16	$8.46	$7.29	$5.90
Total Return*	2.57%	(3.55)%	16.05%	23.56%	9.06%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$121	$126	$133	$162	$161
Ratio of gross operating expenses to average net assets (2)	4.16%	4.00%	4.30%	6.05%	4.41%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.21)%	(1.62)%	(1.57)%	(1.28)%	(1.05)%
Portfolio Turnover Rate	73%	20%	18%	19%	33%

	Investment Quality Bond Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$9.65	$9.83	$9.80	$10.23	$10.25
Income (Loss) from Investment Operations:
Net investment income (1)	0.05	0.05	0.07	0.09	0.14
Net realized and unrealized gain (loss)	0.14	(0.11)	0.10	(0.29)	0.14
Total from investment operations	0.19	(0.06)	0.17	(0.20)	0.28
Dividends and Distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.07)	(0.09)	(0.14)
Distributions from realized gains	(0.09)	(0.07)	(0.07)	(0.14)	(0.16)
Total dividends and distributions	(0.14)	(0.12)	(0.14)	(0.23)	(0.30)
Redemption Fees	—	—	—	—	— **
Net Asset Value, End of Year	$9.70	$9.65	$9.83	$9.80	$10.23
Total Return*	2.07%	(0.59)%	1.70%	(2.01)%	2.33%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$82	$80	$100	$140	$65
Ratio of gross operating expenses to average net assets (3)	1.76%	1.71%	1.76%	1.86%	1.95%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.50%	0.51%	0.68%	0.87%	1.38%
Portfolio Turnover Rate	37%	68%	42%	24%	43%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Financial Services Portfolio:
3.40%	3.40%	3.40%	3.40%	3.39%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:
1.60%	1.71%	1.76%	1.86%	1.95%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Municipal Bond Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2016		2015		2014		2013		2012
Net Asset Value, Beginning of Year	$9.68		$9.80		$9.80		$10.18		$9.94
Income (Loss) from Investment Operations:
Net investment income (1)	0.02		0.02		0.04		0.05		0.04
Net realized and unrealized gain (loss)	0.29		(0.07)		0.23		(0.37)		0.24
Total from investment operations	0.31		(0.05)		0.27		(0.32)		0.28
Dividends and Distributions:
Dividends from net investment income	(0.02)		(0.02)		(0.04)		(0.06)		(0.04)
Distributions from realized gains	(0.14)		(0.05)		(0.23)		—		—
Total dividends and distributions	(0.16)		(0.07)		(0.27)		(0.06)		(0.04)
Redemption Fees	—		—		—		—		—	**
Net Asset Value, End of Year	$9.83		$9.68		$9.80		$9.80		$10.18
Total Return*	3.26%		(0.46)%		2.79%		(3.18)%		2.83%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$10		$10		$48		$143		$315
Ratio of gross operating expenses to average net assets (2)	3.34%		3.30%		3.10%		2.76%		2.48%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.19%		0.25%		0.41%		0.54%		0.41%
Portfolio Turnover Rate	142%		0%		21%		0%		13%

	U.S. Government Money Market Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2016		2015		2014		2013		2012
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$211		$245		$214		$133		$315
Ratio of gross operating expenses to average net assets (3)	1.34%		1.33%		1.33%		1.38%		1.48%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Municipal Bond Portfolio:
1.74%	2.27%	2.29%	2.27%	2.30%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:
0.23%	0.06%	0.05%	0.11%	0.11%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Macro Portfolio - Class A Shares (Consolidated) (1)

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	August 31,	August 31,	August 31,		August 31,		August 31,
	2016	2015	2014		2013		2012
Net Asset Value, Beginning of Year	$10.18	$9.82	$10.18		$10.43		$10.28
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.11)	(0.07)	(0.07)		0.06		0.11
Net realized and unrealized gain (loss)	(0.59)	0.43	(0.19)		(0.12)		0.08
Total from investment operations	(0.70)	0.36	(0.26)		(0.06)		0.19
Dividends and Distributions:
Dividends from net investment income	(0.12)	—	(0.05)		(0.13)		(0.04)
Distributions from realized gains	—	—	(0.05)		(0.06)		—
Total dividends and distributions	(0.12)	—	(0.10)		(0.19)		(0.04)
Redemption Fees	— **	— **	—	**	—	**	—	**
Net Asset Value, End of Year	$9.36	$10.18	$9.82		$10.18		$10.43
Total Return*	(6.96)%	3.67%	(2.57)%		(0.67)%		1.86%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$811	$1,810	$10,969		$19,805		$6,530
Ratio of gross operating expenses to average net assets	2.12%	2.28%	2.26%		2.32%		2.68%
Ratio of net operating expenses to average net assets	1.50%	1.50%	1.50%		1.50%		1.50%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.09)%	(0.65)%	(0.74)%		0.57%		1.03%
Portfolio Turnover Rate	241%	118%	260%		579%		373%

	James Alpha Global Real Estate Investments Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	August 31,	August 31,	August 31,		August 31,		August 31,
	2016	2015	2014		2013		2012
Net Asset Value, Beginning of Year	$18.80	$21.46	$20.53		$21.86		$19.13
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.40	0.38	0.36		0.59		0.64
Net realized and unrealized gain (loss)	1.71	(1.04)	3.01		0.61	(4)	3.10
Total from investment operations	2.11	(0.66)	3.37		1.20		3.74
Dividends and Distributions:
Dividends from net investment income	(0.69)	(0.37)	(1.06)		(1.17)		(0.23)
Distributions from realized gains	(1.19)	(1.63)	(1.38)		(1.36)		(0.78)
Total dividends and distributions	(1.88)	(2.00)	(2.44)		(2.53)		(1.01)
Redemption Fees	— **	— **	—	**	—	**	—	**
Net Asset Value, End of Year	$19.03	$18.80	$21.46		$20.53		$21.86
Total Return*	11.93%	(3.38)%	17.56%		5.18%		23.38%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$101,868	$90,516	$160,884		$111,715		$20,950
Ratio of gross operating expenses to average net assets	2.01%	1.98%	2.33	% (3)	2.75	% (3)	2.71	% (3)
Ratio of net operating expenses to average net assets	1.99%	1.98%	2.33%		2.75%		2.71%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	2.09%	1.89%	1.72%		3.30%		3.28%
Portfolio Turnover Rate	149%	194%	219%		208%		519%

(1)	The James Alpha Macro Portfolio was formerly known as the James Alpha Global Enhanced Real Return Portfolio.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	During the year ended August 31, 2014, the year ended August 31, 2013, and the year ended August 31, 2012, Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.04%, 2.09% and 2.55%, respectively, for the James Alpha Global Real Estate Investments Portfolio.

(4)	Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statements of Operations for the year ended August 31, 2013, primarily due to the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values of the Portfolio.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class A Shares

		September 29,
	Year Ended	2014 (1) to
	August 31,	August 31,
	2016	2015
Net Asset Value, Beginning of Period	$9.43	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.05	(0.01)
Net realized and unrealized (loss)	(0.29)	(0.38)
Total from investment operations	(0.24)	(0.39)
Dividends and Distributions:
Distributions from realized gains	(0.08)	(0.18)
Distributions from return of capital	(0.04)	—
Total dividends and distributions	(0.12)	(0.18)
Net Asset Value, End of Period	$9.07	$9.43
Total Return*	(2.42)%	(4.00)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$102	$25
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5)	3.79%	4.01	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6)	3.28%	3.24	% (3)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (6)	0.52%	(0.11	)% (3)
Portfolio Turnover Rate	124%	135	% (4)

	James Alpha Managed Risk Domestic Equity Portfolio - Class A Shares

		July 31,
	Year Ended	2015 (1) to
	August 31,	August 31,
	2016	2015
Net Asset Value, Beginning of Period	$9.58	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.10)	(0.02)
Net realized and unrealized gain (loss)	0.49	(0.40)
Total from investment operations	0.39	(0.42)
Dividends and Distributions:
Dividends from net investment income	(0.03)	—
Total dividends and distributions	(0.03)	—
Redemption Fees	— **	—	**
Net Asset Value, End of Period	$9.94	$9.58
Total Return*	4.09%	(4.20)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$850	$101
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (7,9)	2.57%	5.11	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (8,9)	2.57%	2.47	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	(0.98)%	(2.47	)% (3)
Portfolio Turnover Rate	7%	0	% (4)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:	3.26%	3.63%

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:	2.75%	2.75%

(7)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:	2.45%	5.09%

(8)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:	2.45%	2.45%

(9)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class A Shares

				July 31,
			Year Ended	2015 (1) to
			August 31,	August 31,
			2016	2015
Net Asset Value, Beginning of Period			$9.41	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)			(0.04)	(0.02)
Net realized and unrealized gain (loss)			0.26	(0.57)
Total from investment operations			0.22	(0.59)
Dividends and Distributions:
Dividends from net investment income			(0.07)	—
Distributions from realized gains			(0.06)	—
Total dividends and distributions			(0.13)	—
Redemption Fees			— **	—
Net Asset Value, End of Period			$9.50	$9.41
Total Return*			2.36%	(5.90)%
Ratios and Supplemental Data:
Net assets, end of period (000s)			$167	$87
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5,7)			2.61%	7.44	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6,7)			2.53%	2.46	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (7)			(0.42)%	(2.46	)% (3)
Portfolio Turnover Rate			15%	0	% (4)

	James Alpha Hedged High Income Portfolio - Class A Shares

				For the Period
	For the Fiscal			January 1,
	Period Ended		Year Ended	2014 (1) to
	August 31,		October 31,	October 31,
	2016		2015	2014
Net Asset Value, Beginning of Period	$9.16		$9.86	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.35		0.54	0.36
Net realized and unrealized (loss)	(0.08)		(0.67)	(0.14)
Total from investment operations	0.27		(0.13)	0.22
Dividends and Distributions:
Dividends from net investment income	(0.33)		(0.53)	(0.36)
Distributions from realized gains	—		(0.04)	—
Total dividends and distributions	(0.33)		(0.57)	(0.36)
Redemption Fees	—		—	—
Net Asset Value, End of Period	$9.10		$9.16	$9.86
Total Return*	3.16%		(1.32)%	2.13%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,222		$3,090	$4,190
Ratio of gross operating expenses to average net assets (7)	3.69	% (3)	3.35%	3.64	% (3)
Ratio of net operating expenses to average net assets (7)	2.39	% (3)	2.60%	2.39	% (3)
Ratio of net investment income after expenses
reimbursement/recoupment to average net assets (7)	3.88	% (3)	5.66%	4.33	% (3)
Portfolio Turnover Rate	66	% (4)	91%	108	% (4)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:
2.46%	7.43%

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Riske Emerging Markets Equity Portfolio:
2.38%	2.45%

(7)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Large Cap Value Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$18.63	$19.63	$14.58	$11.86	$10.68
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.10)	(0.12)	(0.17)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	(0.42)	(0.88)	5.22	2.80	1.27
Total from investment operations	(0.52)	(1.00)	5.05	2.72	1.18
Dividends and Distributions:
Distributions from realized gains	(0.45)	—	—	—	—
Total dividends and distributions	(0.45)	—	—	—	—
Redemption Fees	—	—	— **	—	— **
Net Asset Value, End of Year	$17.66	$18.63	$19.63	$14.58	$11.86
Total Return*	(2.72)%	(5.09)%	34.64%	22.93%	11.05%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,285	$1,257	$1,047	$721	$753
Ratio of gross operating expenses to average net assets (2)	2.24%	2.17%	2.21%	2.35%	2.56%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.57)%	(0.60)%	(0.94)%	(0.56)%	(0.78)%
Portfolio Turnover Rate	79%	101%	104%	73%	66%

	Large Cap Growth Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$22.36	$22.24	$18.75	$15.75	$16.17
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)	(0.17)	(0.15)	(0.11)	(0.12)
Net realized and unrealized gain	1.75	1.63	4.42	3.38	2.05
Total from investment operations	1.72	1.46	4.27	3.27	1.93
Dividends and Distributions:
Distributions from realized gains	(2.72)	(1.34)	(0.78)	(0.27)	(2.35)
Total dividends and distributions	(2.72)	(1.34)	(0.78)	(0.27)	(2.35)
Redemption Fees	— **	— **	— **	— **	— **
Net Asset Value, End of Year	$21.36	$22.36	$22.24	$18.75	$15.75
Total Return*	7.82%	6.57%	23.08%	21.03%	13.76%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$4,321	$3,596	$2,646	$1,452	$1,259
Ratio of gross operating expenses to average net assets (3)	2.22%	2.17%	2.20%	2.35%	2.58%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.15)%	(0.74)%	(0.72)%	(0.65)%	(0.80)%
Portfolio Turnover Rate	160%	27%	14%	21%	16%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Value Portfolio:
2.24%	2.17%	2.12%	2.26%	2.45%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Growth Portfolio:
2.22%	2.17%	2.20%	2.34%	2.58%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Mid Capitalization Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$11.40	$13.08	$11.84	$9.17	$8.44
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.11)	(0.14)	(0.19)	(0.11)	(0.09)
Net realized and unrealized gain (loss)	(0.38)	0.57	2.92	2.78	0.82
Total from investment operations	(0.49)	0.43	2.73	2.67	0.73
Dividends and Distributions:
Distributions from realized gains	(0.58)	(2.11)	(1.49)	—	—
Total dividends and distributions	(0.58)	(2.11)	(1.49)	—	—
Redemption Fees	— **	—	—	—	— **
Net Asset Value, End of Year	$10.33	$11.40	$13.08	$11.84	$9.17
Total Return*	(4.11)%	3.69%	24.51%	29.12%	8.65%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,165	$963	$457	$353	$395
Ratio of gross operating expenses to average net assets (2)	2.61%	2.41%	2.47%	2.66%	2.95%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.12)%	(1.17)%	(1.54)%	(1.00)%	(1.01)%
Portfolio Turnover Rate	54%	38%	57%	57%	60%

	Small Cap Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$6.10	$7.05	$7.44	$6.25	$6.05
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.05)	(0.09)	(0.09)	(0.08)	(0.08)
Net realized and unrealized gain (loss)	(0.01)	(0.56)	1.20	1.27	0.64
Total from investment operations	(0.06)	(0.65)	1.11	1.19	0.56
Dividends and Distributions:
Distributions from realized gains	(3.27)	(0.30)	(1.50)	—	(0.36)
Total dividends and distributions	(3.27)	(0.30)	(1.50)	—	(0.36)
Redemption Fees	—	—	—	—	— **
Net Asset Value, End of Year	$2.77	$6.10	$7.05	$7.44	$6.25
Total Return*	0.69%	(9.58)%	15.89%	19.04%	9.61%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$498	$381	$393	$339	$357
Ratio of gross operating expenses to average net assets (3)	2.81%	2.32%	2.35%	2.60%	2.72%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.62)%	(1.31)%	(1.26)%	(1.14)%	(1.35)%
Portfolio Turnover Rate	112%	117%	32%	50%	39%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Mid Capitalization Portfolio:
2.61%	2.41%	2.47%	2.66%	2.95%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Small Cap Portfolio:
2.81%	2.32%	2.35%	2.60%	2.72%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	International Equity Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Year	$8.76	$10.47		$9.61	$8.38	$9.21
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.02)	(0.10)		(0.07)	(0.06)	0.02
Net realized and unrealized gain (loss)	(0.24)	(1.61)		1.07	1.29	(0.82)
Total from investment operations	(0.26)	(1.71)		1.00	1.23	(0.80)
Dividends and Distributions:
Dividends from net investment income	—	—		(0.14)	—	(0.03)
Total dividends and distributions	—	—		(0.14)	—	(0.03)
Redemption Fees	— **	—		—	— **	— **
Net Asset Value, End of Year	$8.50	$8.76		$10.47	$9.61	$8.38
Total Return*	(2.97)%	(16.33)%		10.48%	14.68%	(8.66)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$322	$257		$187	$138	$146
Ratio of gross operating expenses to average net assets (2)	3.81%	3.27	% (3)	3.29%	4.08%	3.65%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.30)%	(1.05)%		(0.72)%	(0.67)%	0.26%
Portfolio Turnover Rate	125%	126%		125%	122%	50%

	Health & Biotechnology Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Year	$27.59	$27.47		$23.09	$18.60	$17.04
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.30)	(0.29)		(0.30)	(0.24)	(0.22)
Net realized and unrealized gain (loss)	1.67	3.13		6.26	4.73	1.78
Total from investment operations	1.37	2.84		5.96	4.49	1.56
Dividends and Distributions:
Distributions from realized gains	(3.05)	(2.72)		(1.58)	—	—
Total dividends and distributions	(3.05)	(2.72)		(1.58)	—	—
Redemption Fees	—	—	**	— **	—	— **
Net Asset Value, End of Year	$25.91	$27.59		$27.47	$23.09	$18.60
Total Return*	5.42%	10.53%		26.74%	24.14%	9.15%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$2,669	$2,360		$2,180	$1,906	$1,773
Ratio of gross operating expenses to average net assets (4)	2.90%	2.81%		2.98%	3.20%	3.27%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.17)%	(1.03)%		(1.15)%	(1.13)%	(1.24)%
Portfolio Turnover Rate	19%	15%		14%	6%	18%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the International Equity Portfolio:
3.81%	3.47%	3.29%	3.89%	3.64%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.27% for the year ending August 31, 2015, for the International Equity Portfolio.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:
2.90%	2.81%	2.97%	3.20%	3.26%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Technology & Communications Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Year	$14.05	$16.26		$14.14	$12.65	$11.60
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.11)	(0.19)		(0.25)	(0.18)	(0.25)
Net realized and unrealized gain (loss)	2.22	0.51		3.25	1.77	1.90
Total from investment operations	2.11	0.32		3.00	1.59	1.65
Dividends and Distributions:
Distributions from realized gains	(1.90)	(2.53)		(0.88)	(0.10)	(0.60)
Total dividends and distributions	(1.90)	(2.53)		(0.88)	(0.10)	(0.60)
Redemption Fees	— **	—	**	— **	— **	— **
Net Asset Value, End of Year	$14.26	$14.05		$16.26	$14.14	$12.65
Total Return*	16.54%	1.71%		21.78%	12.64%	15.22%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$6,879	$6,378		$6,901	$5,881	$6,119
Ratio of gross operating expenses to average net assets (2)	2.84%	2.80%		2.87%	2.91%	3.20%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.84)%	(1.28)%		(1.62)%	(1.35)%	(2.06)%
Portfolio Turnover Rate	37%	31%		25%	33%	25%

	Energy & Basic Materials Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Year	$9.19	$14.46		$12.52	$10.94	$11.79
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.07)	(0.22)		(0.29)	(0.23)	(0.18)
Net realized and unrealized gain (loss)	(0.33)	(5.05)		2.23	1.81	(0.67)
Total from investment operations	(0.40)	(5.27)		1.94	1.58	(0.85)
Redemption Fees	—	—		— **	—	— **
Net Asset Value, End of Year	$8.79	$9.19		$14.46	$12.52	$10.94
Total Return*	(4.35)%	(36.45)%		15.49%	14.44%	(7.21)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$129	$121		$168	$240	$233
Ratio of gross operating expenses to average net assets (3)	4.58%	3.86	% (4)	3.62%	4.03%	3.85%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.78)%	(1.94)%		(2.14)%	(1.93)%	(1.55)%
Portfolio Turnover Rate	134%	129%		114%	30%	46%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Technology & Communications Portfolio:
2.84%	2.80%	2.86%	2.90%	3.19%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:
4.00%	3.91%	3.61%	4.00%	3.84%

(4)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.86% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Financial Services Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$7.32	$7.64	$6.62	$5.39	$4.97
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.14)	(0.17)	(0.16)	(0.12)	(0.08)
Net realized and unrealized gain (loss)	0.29	(0.15)	1.18	1.35	0.50
Total from investment operations	0.15	(0.32)	1.02	1.23	0.42
Redemption Fees	— **	—	—	—	— **
Net Asset Value, End of Year	$7.47	$7.32	$7.64	$6.62	$5.39
Total Return*	2.05%	(4.19)%	15.41%	22.82%	8.45%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$124	$104	$43	$34	$26
Ratio of gross operating expenses to average net assets (2)	4.81%	4.61%	4.89%	6.80%	5.01%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.91)%	(2.18)%	(2.15)%	(1.90)%	(1.64)%
Portfolio Turnover Rate	73%	20%	18%	19%	33%

	Investment Quality Bond Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$9.66	$9.83	$9.81	$10.24	$10.26
Income (Loss) from Investment Operations:
Net investment income (1)	0.03	0.01	0.01	0.03	0.08
Net realized and unrealized gain (loss)	0.13	(0.10)	0.09	(0.29)	0.14
Total from investment operations	0.16	(0.09)	0.10	(0.26)	0.22
Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.01)	(0.03)	(0.08)
Distributions from realized gains	(0.09)	(0.07)	(0.07)	(0.14)	(0.16)
Total dividends and distributions	(0.12)	(0.08)	(0.08)	(0.17)	(0.24)
Redemption Fees	—	—	—	— **	— **
Net Asset Value, End of Year	$9.70	$9.66	$9.83	$9.81	$10.24
Total Return*	1.70%	(0.88)%	1.07%	(2.54)%	2.16%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$420	$392	$330	$315	$436
Ratio of gross operating expenses to average net assets (3)	2.36%	2.31%	2.36%	2.44%	2.56%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.31%	0.12%	0.15%	0.29%	0.75%
Portfolio Turnover Rate	37%	68%	42%	24%	43%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Financial Services Portfolio:
4.00%	4.00%	4.00%	4.00%	3.99%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:
1.86%	2.11%	2.27%	2.44%	2.56%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Municipal Bond Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2016		2015		2014		2013		2012
Net Asset Value, Beginning of Year	$9.69		$9.82		$9.82		$10.20		$9.96
Income (Loss) from Investment Operations:
Net investment income (1)	0.01		0.01		0.01		0.01		0.04
Net realized and unrealized gain (loss)	0.29		(0.08)		0.23		(0.38)		0.23
Total from investment operations	0.30		(0.07)		0.24		(0.37)		0.27
Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.01)		(0.01)		(0.01)		(0.03)
Distributions from realized gains	(0.14)		(0.05)		(0.23)		—		—
Total dividends and distributions	(0.15)		(0.06)		(0.24)		(0.01)		(0.03)
Redemption Fees	—		—		—	**	—	**	— **
Net Asset Value, End of Year	$9.84		$9.69		$9.82		$9.82		$10.20
Total Return*	3.17%		(0.67)%		2.49%		(3.64)%		2.76%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$241		$298		$183		$175		$182
Ratio of gross operating expenses to average net assets (2)	3.95%		4.02%		3.66%		3.48%		3.02%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.09%		0.11%		0.11%		0.10%		0.44%
Portfolio Turnover Rate	142%		0%		21%		0%		13%

	U.S. Government Money Market Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2016		2015		2014		2013		2012
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00 **
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00	**	0.00 **
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	0.00 **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	0.00 **
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$551		$1,604		$241		$259		$302
Ratio of gross operating expenses to average net assets (3)	1.91%		2.01%		1.93%		1.99%		2.08%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Municipal Bond Portfolio:
1.85%	2.33%	2.58%	2.75%	2.25%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:
0.21%	0.06%	0.05%	0.12%	0.12%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Macro Portfolio - Class C Shares (Consolidated) (1)

						January 5,
	Year Ended	Year Ended	Year Ended	Year Ended		2012 (2) to
	August 31,	August 31,	August 31,	August 31,		August 31,
	2016	2015	2014	2013		2012
Net Asset Value, Beginning of Period	$9.96	$9.68	$10.07	$10.38		$10.25
Income (Loss) from Investment Operations:
Net investment income (loss) (3)	(0.18)	(0.14)	(0.15)	(0.02)		0.03
Net realized and unrealized gain (loss)	(0.58)	0.42	(0.18)	(0.13)		0.10
Total from investment operations	(0.76)	0.28	(0.33)	(0.15)		0.13
Dividends and Distributions:
Dividends from net investment income	(0.14)	—	(0.01)	(0.10)		—
Distributions from realized gains	—	—	(0.05)	(0.06)		—
Total dividends and distributions	(0.14)	—	(0.06)	(0.16)		—
Redemption Fees	— **	— **	— **	—	**	—	**
Net Asset Value, End of Period	$9.06	$9.96	$9.68	$10.07		$10.38
Total Return*	(7.70)%	2.89%	(3.24)%	(1.46)%		1.25%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,676	$2,082	$2,201	$2,859		$581
Ratio of gross operating expenses to average net assets	2.87%	3.01%	2.99%	3.06%		3.49	% (4)
Ratio of net operating expenses to average net assets	2.25%	2.25%	2.25%	2.25%		2.25	% (4)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.82)%	(1.42)%	(1.51)%	(0.18)%		0.42	% (4)
Portfolio Turnover Rate	241%	118%	260%	579%		373	% (6)

	James Alpha Global Real Estate Investments Portfolio - Class C Shares

						January 5,
	Year Ended	Year Ended	Year Ended	Year Ended		2012 (2) to
	August 31,	August 31,	August 31,	August 31,		August 31,
	2016	2015	2014	2013		2012
Net Asset Value, Beginning of Period	$18.89	$21.56	$20.54	$21.83		$18.31
Income (Loss) from Investment Operations:
Net investment income (loss) (3)	0.25	0.24	0.27	0.55		0.70
Net realized and unrealized gain (loss)	1.74	(1.05)	3.04	0.58	(7)	3.50
Total from investment operations	1.99	(0.81)	3.31	1.13		4.20
Dividends and Distributions:
Dividends from net investment income	(0.54)	(0.23)	(0.91)	(1.06)		(0.20)
Distributions from realized gains	(1.19)	(1.63)	(1.38)	(1.36)		(0.48)
Total dividends and distributions	(1.73)	(1.86)	(2.29)	(2.42)		(0.68)
Redemption Fees	— **	— **	— **	—	**	—	**
Net Asset Value, End of Period	$19.15	$18.89	$21.56	$20.54		$21.83
Total Return*	11.19%	(4.07)%	17.18%	4.85%		22.33%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$75,858	$74,140	$64,588	$33,541		$3,314
Ratio of gross operating expenses to average net assets	2.76%	2.74%	2.79%	2.98	% (5)	2.94	% (4,5)
Ratio of net operating expenses to average net assets	2.67%	2.67%	2.67%	2.98%		2.94	% (4)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	1.35%	1.16%	1.30%	2.59%		5.11	% (4)
Portfolio Turnover Rate	149%	194%	219%	208%		519	% (6)

(1)	The James Alpha Macro Portfolio was formerly known as the James Alpha Global Enhanced Real Return Portfolio.

(2)	Commencement of offering.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(4)	Annualized for periods less than one year.

(5)	During the year ended August 31, 2013 and the period ended August 31, 2012, Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.85% and 2.33%, respectively, for the James Alpha Global Real Estate Investments Portfolio.

(6)	Not annualized

(7)	Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statements of Operations for the year ended August 31, 2013, primarily due to the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class C Shares

			September 29,
	Year Ended		2014 (1) to
	August 31,		August 31,
	2016		2015
Net Asset Value, Beginning of Period	$9.37		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.03)		(0.09)
Net realized and unrealized (loss)	(0.27)		(0.36)
Total from investment operations	(0.30)		(0.45)
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	—
Distributions from realized gains	(0.08)		(0.18)
Distributions from return of capital	(0.03)		—
Total dividends and distributions	(0.11)		(0.18)
Redemption Fees	—	**	—
Net Asset Value, End of Period	$8.96		$9.37
Total Return *	(3.11)%		(4.61)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$350		$182
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4,9)	4.50%		4.76	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5,9)	3.99%		3.98	% (3)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	(0.35)%		(0.93	)% (3)
Portfolio Turnover Rate	124%		135	% (8)
	James Alpha Managed Risk Domestic Equity Portfolio - Class C Shares

			July 31,
	Year Ended		2015 (1) to
	August 31,		August 31,
	2016		2015
Net Asset Value, Beginning of Period	$9.59		$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.17)		(0.01)
Net realized and unrealized gain (loss)	0.48		(0.40)
Total from investment operations	0.31		(0.41)
Dividends and Distributions:
Dividends from net investment income	(0.01)		—
Total dividends and distributions	(0.01)		—
Redemption Fees	—	**	—
Net Asset Value, End of Period	$9.89		$9.59
Total Return *	3.20%		(4.10)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$418		$10	(10)
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (6,9)	3.30%		5.86	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (7,9)	3.34%		3.22	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	(1.72)%		(3.22	)% (3)
Portfolio Turnover Rate	7%		0	% (8)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:	4.01%	4.38%

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:	3.50%	3.50%

(6)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:	3.24%	5.84%

(7)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:	3.20%	3.20%

(8)	Not annualized

(9)	Does not include the expenses of exchange traded funds in which the Fund invests.

(10)	Actual dollar amount

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class C Shares

				July 31,
			Year Ended	2015 (1) to
			August 31,	August 31,
			2016	2015
Net Asset Value, Beginning of Period			$9.41	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)			(0.11)	(0.02)
Net realized and unrealized gain (loss)			0.27	(0.57)
Total from investment operations			0.16	(0.59)
Dividends and Distributions:
Dividends from net investment income			(0.05)	—
Distributions from realized gains			(0.06)	—
Total dividends and distributions			(0.11)	—
Redemption Fees			— **	—
Net Asset Value, End of Period			$9.46	$9.41
Total Return *			1.69%	(5.90)%
Ratios and Supplemental Data:
Net assets, end of period (000s)			$114	$9
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5,7)			3.25%	8.19	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6,7)			3.24%	3.21	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (7)			(1.22)%	(3.21	)% (3)
Portfolio Turnover Rate			15%	0	% (4)

	James Alpha Hedged High Income Portfolio - Class C Shares

				For the Period
	For the Fiscal			January 1,
	Period Ended		Year Ended	2014 (1) to
	August 31,		October 31,	October 31,
	2016		2015	2014
Net Asset Value, Beginning of Period	$9.16		$9.85	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.29		0.48	0.31
Net realized and unrealized (loss)	(0.06)		(0.67)	(0.16)
Total from investment operations	0.23		(0.19)	0.15
Dividends and Distributions:
Dividends from net investment income	(0.29)		(0.46)	(0.30)
Distributions from realized gains	—		(0.04)	—
Total dividends and distributions	(0.29)		(0.50)	(0.30)
Redemption Fees	—		— **	—
Net Asset Value, End of Period	$9.10		$9.16	$9.85
Total Return*	2.61%		(1.90)%	1.51%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$577		$720	$1,587
Ratio of gross operating expenses to average net assets (5,7)	4.40	% (3)	4.04%	4.25	% (3)
Ratio of net operating expenses to average net assets (6,7)	2.99	% (3)	2.99%	2.99	% (3)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets	3.89	% (3)	4.98%	3.70	% (3)
Portfolio Turnover Rate	66	% (4)	91%	108	% (4)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:
3.02%	8.18%

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Riske Emerging Markets Equity Portfolio:
3.01%	3.20%

(7)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

The Saratoga Advantage Trust

We have audited the accompanying statements of assets and liabilities of Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid-Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, U.S. Government Money Market Portfolio, James Alpha Global Real Estate Investments Portfolio, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, and James Alpha Hedged High Income (each a series of the Saratoga Advantage Trust or the “Trust”), including the schedules of investments as of August 31, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. We have audited the accompanying consolidated statements of assets and liabilities of the James Alpha Macro Portfolio (formerly known as James Alpha Global Enhanced Real Return Portfolio), a series of Saratoga Advantage Trust (the “Trust”), including the consolidated schedules of investments as of August 31, 2016, and the related consolidated statements of operations, the consolidated statements of changes in net assets and the consolidated financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust’s management. With respect to the James Alpha Hedged High Income Portfolio (formerly known as ALPS/Westport Resources Hedged High Income Fund), the statement of operations, statements of changes and the financial highlights for the period January 1, 2014 (commencement of operations) to October 31, 2014 and the year ended October 31, 2015 have been audited by other auditors, whose report dated December 21, 2015 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid-Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, U.S. Government Money Market Portfolio, James Alpha Global Real Estate Investments Portfolio, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity and James Alpha Hedged High Income Portfolio, as of August 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

To the Board of Trustees and Shareholders

The Saratoga Advantage Trust

Page Two

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of James Alpha Macro Portfolio, and the results of its consolidated operations, the consolidated changes in its net assets and their consolidated financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 31, 2016

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2016, through August 31, 2016.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 3/1/2016	Value - 8/31/2016	3/1/2016 - 8/31/2016*	[Annualized]
Actual Expenses - Table 2:
Large Capitalization Value – Class I	$1,000.00	$869.70	$5.70	1.23%
Large Capitalization Value – Class A	1,000.00	868.20	7.55	1.63%
Large Capitalization Value – Class C	1,000.00	865.30	10.33	2.23%
Large Capitalization Growth – Class I	1,000.00	1,013.80	5.76	1.15%
Large Capitalization Growth – Class A	1,000.00	1,011.70	7.76	1.55%
Large Capitalization Growth – Class C	1,000.00	1,009.00	10.74	2.15%
Mid Capitalization – Class I	1,000.00	851.60	6.63	1.44%
Mid Capitalization – Class A	1,000.00	850.10	8.47	1.84%
Mid Capitalization – Class C	1,000.00	847.50	11.22	2.44%
Small Capitalization – Class I	1,000.00	885.20	6.85	1.46%
Small Capitalization – Class A	1,000.00	883.40	8.76	1.87%
Small Capitalization – Class C	1,000.00	879.70	11.55	2.47%
International Equity – Class I	1,000.00	879.20	11.45	2.45%
International Equity – Class A	1,000.00	877.30	13.32	2.85%
International Equity – Class C	1,000.00	874.40	16.05	3.44%
Health & Biotechnology – Class I	1,000.00	956.10	8.96	1.84%
Health & Biotechnology – Class A	1,000.00	954.30	10.90	2.24%
Health & Biotechnology – Class C	1,000.00	951.70	13.81	2.85%
Technology & Communications – Class I	1,000.00	2,220.00	14.45	1.80%
Technology & Communications – Class A	1,000.00	1,009.80	11.03	2.21%
Technology & Communications – Class C	1,000.00	1,006.80	14.01	2.81%
Energy & Basic Materials – Class I	1,000.00	810.30	13.50	3.00%
Energy & Basic Materials – Class A	1,000.00	808.70	15.29	3.40%
Energy & Basic Materials – Class C	1,000.00	806.30	17.96	4.00%
Financial Services – Class I	1,000.00	886.40	14.07	3.00%
Financial Services – Class A	1,000.00	884.80	15.93	3.40%
Financial Services – Class C	1,000.00	882.50	18.72	4.00%
Investment Quality Bond – Class I	1,000.00	1,009.00	6.00	1.20%
Investment Quality Bond – Class A	1,000.00	1,008.10	6.93	1.39%
Investment Quality Bond – Class C	1,000.00	1,007.00	6.86	1.38%
Municipal Bond – Class I	1,000.00	1,014.70	9.52	1.90%
Municipal Bond – Class A	1,000.00	1,014.40	11.52	2.30%
Municipal Bond – Class C	1,000.00	1,014.40	14.52	2.90%
U.S. Government Money Market – Class I	1,000.00	1,000.00	0.76	0.15%
U.S. Government Money Market – Class A	1,000.00	1,000.00	0.76	0.15%
U.S. Government Money Market – Class C	1,000.00	1,000.00	0.78	0.16%
James Alpha Macro - Class A	1,000.00	981.10	7.39	1.50%
James Alpha Macro - Class C	1,000.00	977.00	11.06	2.25%
James Alpha Macro - Class I	1,000.00	981.90	6.16	1.25%
James Alpha Global Real Estate Investments - Class A	1,000.00	984.80	9.82	1.99%
James Alpha Global Real Estate Investments - Class C	1,000.00	982.10	13.16	2.67%
James Alpha Global Real Estate Investments - Class I	1,000.00	988.00	7.36	1.49%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	870.30	12.79	2.75%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	868.40	16.26	3.50%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	871.50	11.63	2.50%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	987.50	12.11	2.45%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	983.00	15.78	3.20%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	989.30	9.84	1.99%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	918.00	11.68	2.45%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	914.80	15.23	3.20%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	920.00	9.50	1.99%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 3/1/2016	Value - 8/31/2016	3/1/2016 - 8/31/2016*	[Annualized]
[5% Return Before Expenses] - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,018.77	$6.16	1.23%
Large Capitalization Value – Class A	1,000.00	1,016.78	8.16	1.63%
Large Capitalization Value – Class C	1,000.00	1,013.79	11.15	2.23%
Large Capitalization Growth – Class I	1,000.00	1,019.15	5.77	1.15%
Large Capitalization Growth – Class A	1,000.00	1,017.15	7.78	1.55%
Large Capitalization Growth – Class C	1,000.00	1,014.17	10.77	2.15%
Mid Capitalization – Class I	1,000.00	1,017.70	7.23	1.44%
Mid Capitalization – Class A	1,000.00	1,015.71	9.23	1.84%
Mid Capitalization – Class C	1,000.00	1,012.72	12.22	2.44%
Small Capitalization – Class I	1,000.00	1,017.60	7.33	1.46%
Small Capitalization – Class A	1,000.00	1,015.57	9.37	1.87%
Small Capitalization – Class C	1,000.00	1,012.58	12.36	2.47%
International Equity – Class I	1,000.00	1,012.68	12.26	2.45%
International Equity – Class A	1,000.00	1,010.68	14.26	2.85%
International Equity – Class C	1,000.00	1,007.74	17.19	3.44%
Health & Biotechnology – Class I	1,000.00	1,015.70	9.24	1.84%
Health & Biotechnology – Class A	1,000.00	1,013.71	11.23	2.24%
Health & Biotechnology – Class C	1,000.00	1,010.72	14.22	2.85%
Technology & Communications – Class I	1,000.00	1,015.89	9.05	1.80%
Technology & Communications – Class A	1,000.00	1,013.89	11.05	2.21%
Technology & Communications – Class C	1,000.00	1,010.90	14.04	2.81%
Energy & Basic Materials – Class I	1,000.00	1,009.95	14.99	3.00%
Energy & Basic Materials – Class A	1,000.00	1,007.96	16.97	3.40%
Energy & Basic Materials – Class C	1,000.00	1,004.97	19.94	4.00%
Financial Services – Class I	1,000.00	1,009.95	14.99	3.00%
Financial Services – Class A	1,000.00	1,007.96	16.97	3.40%
Financial Services – Class C	1,000.00	1,004.97	19.94	4.00%
Investment Quality Bond – Class I	1,000.00	1,018.89	6.03	1.20%
Investment Quality Bond – Class A	1,000.00	1,017.96	6.96	1.39%
Investment Quality Bond – Class C	1,000.00	1,018.02	6.90	1.38%
Municipal Bond – Class I	1,000.00	1,015.42	9.52	1.90%
Municipal Bond – Class A	1,000.00	1,013.43	11.51	2.30%
Municipal Bond – Class C	1,000.00	1,010.44	14.50	2.90%
U.S. Government Money Market – Class I	1,000.00	1,024.10	0.77	0.15%
U.S. Government Money Market – Class A	1,000.00	1,024.10	0.77	0.15%
U.S. Government Money Market – Class C	1,000.00	1,024.08	0.79	0.16%
James Alpha Macro - Class A	1,000.00	1,017.40	7.52	1.50%
James Alpha Macro - Class C	1,000.00	1,013.67	11.27	2.25%
James Alpha Macro - Class I	1,000.00	1,018.65	6.27	1.25%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,014.97	9.97	1.99%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,011.59	13.35	2.67%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,017.45	7.47	1.49%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	1,011.19	7.45	2.75%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	1,007.46	7.44	3.50%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	1,012.43	7.46	2.50%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	1,012.68	7.46	2.45%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	1,008.95	7.44	3.20%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	1,014.97	7.46	1.99%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	1,012.68	7.46	2.45%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	1,008.95	7.44	3.20%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	1,014.97	7.46	1.99%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the days in reporting period).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 61 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	President, CEO, & Chairman of the Board of Trustees **	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	20	Co-Chair, Business and Labor Coalition of New York (2006-2011)

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 77 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Consultant to the law and government relations firm of Kelly Cawthorne, PLLC	20	Trustee, Board of Harbor Beach Community Hospital (2011-present)

Udo Koopmann, 75 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	20	None

Floyd E. Seal, 67 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Director of Operations, Pet Goods Manufacturing & Imports (1/2013 – Present); Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA(1992 – 2012)	20	None

Stephen H. Hamrick, 64 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (January 2011-Present) (broker-dealer); President, Lightstone Value Plus REIT (September 2007-July 2010) (real estate investment trust); President, Lightstone Securities LLC (July 2006- July 2010) (broker-dealer); Managing Director, WP Carey & Co. (2001-2006) (Real Estate Investments and Management); Chairman/President, Carey Financial Corp. (1994-2006) (broker-dealer)	20	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 60 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President & Secretary**	Since September 1994	Vice Chairman & Chief Investment Officer of Saratoga Capital Management, LLC	20	None

Jonathan W. Ventimiglia, 33 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 – Present), Marketing Associate (August 2005- Present) of Saratoga Capital Management, LLC.	20	None
James S. Vitalie, 56 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	Chief Executive Officer of James Alpha Advisors, LLC (September 2015-Present); President of James Alpha Management, LLC (March 2008 – Present); Institutional Group Head of Old Mutual Capital (September 2005 – March 2008)	20	Board Member, The Joshua School (January 2016 – Present)

Michael J. Wagner, 65 c/o Northern Lights Compliance Services, LLC 80 Arkay Dr., Suite 110, Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present); Senior Vice President of Northern Lights Compliance Services, LLC (2004-2006); Vice President of BluGiant LLC (formerly, GemCom, LLC) (2004-present)	20	None

*	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

**	Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***	Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

Board of Trustees (the “Board”) Meeting of February 4, 2016

Independent legal counsel reviewed with the Independent Trustees their responsibilities in considering with respect to the James Alpha Hedged High Income Portfolio (the “Portfolio”) (i) approval of an investment management agreement between James Alpha and the Portfolio; and (ii) approval of an Advisory Agreement between James Alpha and Westport Resources Management, Inc. (“Westport”).

The Independent Trustees discussed the information provided by James Alpha and Westport in response to the Independent Trustees 15(c) request, including background information respecting James Alpha and Westport and comparative fee data. The Independent Trustees considered the nature, quality, and scope of services to be performed by James Alpha and Westport respectively, with respect to the Portfolio and determined that each is well qualified to provide these services.

The Trustees reviewed the proposed management fees for the Portfolio. They considered the nature of the strategies and investment approach proposed for the Portfolio. The Independent Trustees also considered with respect to the Portfolio, comparative fee data which included fees charged by a peer group selected by James Alpha and a broader universe of funds. They considered the criteria utilized by James Alpha in selecting the peer group and accorded it such weight as they deemed appropriate. The Independent Trustees further noted that James Alpha agreed to cap the expenses of the Portfolio for at least one year from the date of commencement of operation of the Portfolio at 1.99%, 2.39%, and 2.99% for Class I, Class A, and Class C respectively and considered the impact of the expense cap in the net fees received by James Alpha.

The Trustees evaluated profitability of James Alpha and Westport, assuming net assets of $22.5 million, and determined that anticipated profit levels were not excessive. The Trustees further noted that at the Portfolio’s expected size on launch James Alpha and Westport would not be realizing economies of scale.

The Trustees concluded, based upon the foregoing and all other factors they deemed relevant that the proposed management fee rate for the Portfolio is reasonable. The Trustees also evaluated the reasonableness of the fee split between James Alpha and Westport. In this regard they considered the nature and scope of the services to be provided by James Alpha including (i) ongoing monitoring of Portfolio performance; (ii) research of potential replacement advisers to present to the Trustees for their consideration; (iii) responding to questions from brokers and investment advisers; and (iv) ongoing allocation of assets among the various sub-advisers.

The Trustees considered the benefits to be obtained by James Alpha and Westport from their relationship with the Fund. They noted, in this regard, each has soft dollar arrangements pursuant to which commissions on

Portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars expected to be received was small and that research services obtained by James Alpha and/or Westport may enhance their ability to provide quality services to the Portfolio.

Based on the foregoing, the Independent Trustees determined that approval of the proposed Management Agreement with James Alpha and proposed advisory agreement with Westport are in the best interests of the Portfolio.

Board of Trustees (the “Board”) Meeting of April 12 and 13, 2016

The Independent Trustees discussed the information received respecting (i) the nature, quality and scope of services provided by Saratoga Capital Management (“Saratoga”), James Alpha, Ascent and each Investment Adviser to the Portfolios; (ii) the investment performance of the Portfolios relative to comparable funds; (iii) the costs of services provided and profits realized by Saratoga, James Alpha and Ascent; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Portfolios grow and whether fee levels appropriately reflect economies of scale; and (vi) benefits realized by Saratoga, James Alpha and Ascent from their relationship with the Portfolios.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by Saratoga. In this regard, Saratoga discussed in detail with the Trustees its methodology for selecting Investment Advisers and the procedures and criteria it utilizes in evaluating the adequacy of each Investment Adviser’s performance. The Trustees concluded that the nature and extent of the services provided by Saratoga were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the nature, quality and scope of services provided by James Alpha and Ascent and concluded that the overall quality and scope of services provided were satisfactory. In addition, the Trustees evaluated the quality of the services provided by the Investment Advisers to each Portfolio. The Board concluded that the nature, scope and quality of the services provided by each of the Advisers was satisfactory.

Comparative Performance

The performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio (each, a “benchmark”). Performance was compared over various time periods with an emphasis on longer term performance. The conclusions of the Trustees were as follows:

Large Cap Value. The Trustees noted that M.D. Sass Investors Services, Inc. has been the Investment Adviser to the Portfolio since August 2008 and that the Portfolio performed better than its benchmark from then through February 28, 2015 and slightly underperformed its benchmark from then through February 29, 2016. The Trustees concluded that the performance of the Portfolio was satisfactory.

MidCap. The Trustees noted that Vaughn Nelson Investment Management LP became the Investment Adviser to the Portfolio in April 2006 and that since then through February 29, 2016, the Portfolio had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

International Equity. The Trustees noted that the current Investment Adviser to the Portfolio, DePrince, Race and Zollo, Inc., was appointed in November 2009 and since then the Portfolio has underperformed its benchmark. The Trustees noted that the Adviser attributes the underperformance largely to the fact that it uses a value style of management and value has been out of favor in international investing and, in the Adviser’s and Saratoga’s view, value may be poised for a rebound. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Health & Biotechnology. The Trustees noted that the current Investment Adviser to the Portfolio, Oak Associates, ltd., was appointed in July 2005. Since that date, through February 28, 2014, the Investment Adviser had outperformed its benchmark, but underperformed it for the two year period ended February 29, 2016. The Trustees noted that the Adviser attributed underperformance largely to an underweight position in biotechnology stocks, which the Adviser believed were overvalued. They took into account Saratoga’s view that healthcare is typically viewed as a defensive stock sector and Saratoga’s view that preservation of capital is important to an asset allocation strategy. In this regard they noted that as of March 31, 2016 the Portfolio received Lipper’s highest rating for preservation of capital in its Lipper category. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Technology & Communications. The Trustees noted that Loomis Sayles and Oak took over as Advisers of the Portfolio in August of 2011 and that, as of December 29, 2015, Oak became the sole adviser to the Portfolio. The Trustees noted that since August 2011 through February 29, 2016 the Portfolio had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

U.S. Government Money Market Portfolio. The Trustees noted that CLS Investments LLC has been the Adviser to the Portfolio since August 2011 and since then through February 29, 2016 the Portfolio performed virtually even with its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

James Alpha Global Real Estate Investments Portfolio. The Trustees noted that the Adviser to the Portfolio, Ascent Investment Advisers, LLC, was appointed in August 2011 and since then through February 29, 2016 the Portfolio had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

James Alpha Multi Strategy Alternative Income Portfolio. The Trustees noted that the Portfolio commenced operations on September 29, 2014 and that since then through February 29, 2016 the Portfolio had underperformed its benchmark. The Trustees concluded that 17 months of performance is too soon to meaningfully evaluate the Adviser’s performance.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rates for the Large Cap Value, Mid Cap and International Equity Portfolios were slightly higher than the average of comparable funds; and (ii) the fee rates for the Health & Biotechnology, Technology & Communications, U.S. Government Money Market, James Alpha Real Estate and James Alpha Multi Strategy were higher than the average of comparable funds.

The Trustees noted that most of the Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact of the relatively small sizes of the Portfolios on the costs and profitability of Saratoga, James Alpha and Ascent. The Trustees also noted that Saratoga has, since 1999, agreed to cap expenses of the Portfolios for which it serves as Manager at specified levels. The Trustees also noted that expense caps are in effect for the Portfolios managed by James Alpha and Ascent. The Trustees evaluated the impact of these expense caps on the net fees received by Saratoga, James Alpha and Ascent, respectively. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to each of the Portfolios was not excessive relative to comparable funds.

The Trustees also evaluated the reasonableness of the fee split between Saratoga and the Investment Adviser to each Portfolio managed by Saratoga. They conducted a similar analysis with respect to the Portfolios managed by James Alpha. In this regard, they considered the nature and scope of the services provided by Saratoga and James Alpha, as the case may be, including (i) ongoing monitoring of portfolio performance, (ii) supervision of outside service providers, (iii) responding to questions from brokers and investment advisers, and (iv) research of Investment Advisers and potential replacement advisers to present to the Trustees for their consideration. The Trustees also took note of Saratoga’s representation that with respect to the more complex portfolios, these services are generally more time consuming.

Economies of Scale

The Trustees determined that, at their current sizes, the Portfolios do not enjoy the benefits of economies of scale.

Profitability of Investment Manager

The Trustees reviewed the profitability data that had been provided by Saratoga, James Alpha and Ascent. The Trustees noted that the provision of services under the Management Agreements had resulted in a loss to Saratoga and James Alpha and a profit to Ascent and determined that the profits earned by Ascent were reasonable in light of the nature and quality of the service provided to the applicable Portfolio. The Trustees considered the financial viability of Saratoga, James Alpha and Ascent and their ability to continue to provide high quality services and concluded that each organization continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by Saratoga, James Alpha and Ascent and the Investment Advisers from their relationship with the Trust. They noted, in this regard, that Ascent and certain of the Investment Advisers have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars was generally small and that research services obtained by Ascent and the Advisers may enhance the ability of the Advisers to provide quality services to the Portfolios. The Trustees noted that Saratoga receives licensing fees from third parties for the use of the Saratoga asset allocation program and in its supervision capacity to the James Alpha Portfolios the Manager receives supervision fees.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, the Independent Trustees determined that continuation of the Management Agreements and the Advisory Agreement for each of the Portfolios is in the best interests of the Portfolios and the shareholders.

Board of Trustees (the “Board”) Meeting of July 28, 2016 (the “Meeting”)

At the Meeting, independent legal counsel reviewed with the Independent Trustees their responsibilities in considering the New Investment Management Agreement between the Trust and Ascent Investment Advisers (“Ascent”) with respect to the James Alpha Global Real Estate Investment Portfolio (the “Global Real Estate Portfolio”) and the New Investment Advisory Agreement between Ascent and Ranger Global Real Estate Advisers

(“Ranger”) with respect to the Global Real Estate Portfolio and between James Alpha and Ranger with respect to the James Alpha Multi-Strategy Alternative Income Portfolio (the “Multi-Strategy Portfolio”).

The Independent Trustees discussed the information provided by Ascent, James Alpha and Ranger in response to the Independent Trustees’ 15(c) request, including background information respecting Ascent, James Alpha and Ranger.

Approval of New Investment Management Agreement

Nature, Scope and Quality of Services

The Independent Trustees considered the nature, scope and quality of services to be provided by Ascent to the Global Real Estate Portfolio. The Board also considered that Ascent intends to retain Ranger as a sub-adviser thereby allowing the same portfolio manager who currently manages the Global Real Estate Portfolio, Andrew Duffy, to continue to manage the Portfolio as an employee of Ranger. The Board noted that Ascent has the capability, research and personnel necessary to provide the investment management services currently provided to the Portfolio.

Comparative Performance

The performance of the Portfolio was compared to an index of comparable funds. Performance was compared over various time periods with an emphasis on longer term performance. The Trustees noted that under the Current Agreement, Ascent was appointed at the Portfolio’s inception in August 2011 and since then the Portfolio has outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory. The Trustees considered that the New Investment Management Agreement is intended to provide continuity of management for the Portfolio.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee for the Portfolio. They noted that the fee rate for the Portfolio was higher than the average of comparable funds.

The Trustees considered that the Portfolio is considerably smaller than many of the funds in the comparison group and considered, with respect to the Portfolio, the adverse impact of the relatively small size of the Portfolio on the expected costs and profitability of Ascent. The Trustees also noted that an expense cap will be in effect pursuant to the New Expense Limitation Agreement for the Portfolio though December 31, 2017, with the same terms and expense limitations currently in effect. The Trustees evaluated the impact of the expense cap on the net fees to be received by Ascent. The Trustees also evaluated the proposed fee split between Ascent and Ranger and determined that the fee split is reasonable. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to the Portfolio is not excessive relative to comparable funds.

Economies of Scale

The Trustees determined that, at its current size, the Portfolio does not enjoy the benefits of economies of scale and noted that the breakpoints included in the fee schedule were intended to account for the resulting economies of scale should the size of the portfolio increase.

Profitability of Investment Manager

The Trustees noted that the provision of services under the Current Agreement had resulted in a profit to Ascent and concluded that the profits earned by Ascent were reasonable in light of the nature and quality of the service provided to the Portfolio. The Trustees considered the financial viability of Ascent and its ability to continue to provide high quality services and concluded that Ascent is capable of and committed to providing high quality services. The Board further noted that Ascent will enter into the New Expense Limitation Agreement, which is substantially similar to the Current Expense Limitation Agreement, whereby Ascent would reimburse expenses and/or waive fees in the same amount provided for under the Current Expense Limitation Agreement through December 31, 2017.

Other Benefits

The Trustees considered the benefits to be obtained by Ascent from its relationship with the Trust. They noted, in this regard, that Ascent has soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that research services obtained by Ascent may enhance the ability of Ascent to provide quality services to the Portfolio.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, such as the New Expense Limitation Agreement, the Independent Trustees determined that the approval of the New Investment Management Agreement for the Portfolio is in the best interests of the Portfolio and its Shareholders.

Approval of New Investment Advisory Agreements

In evaluating the New Investment Advisory Agreements with Ranger for the Global Real Estate Portfolio and the Multi-Strategy Portfolio, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by Ranger, including information regarding its personnel and operations. The Board noted that Ranger was a newly-formed investment adviser and, as such, did not have any investment performance history as an entity. However, the Board also noted that Andrew J. Duffy, CFA, who is expected to manage the Global Real Estate Portfolio and the real estate sleeve of the Multi-Strategy Portfolio for Ranger, has served in this capacity for each Portfolio since its inception in his capacity as an employee of Ascent and reviewed the performance achieved during that time. The Board also noted that Mr. Duffy would own more than 25% of Ranger and would be deemed to control Ranger.

The Board also considered, with its legal counsel: (i) the nature, quality and extent of the services expected to be provided by Ranger; (ii) the depth of organization, expertise, reputation and experience of the individuals associated with Ranger; and (iii) the reasonableness of the fee split between Ascent and Ranger (as noted above) and James Alpha and Ranger. The Board also discussed the terms and conditions of the New Investment Advisory Agreements. In particular, the Board noted that under the New Investment Advisory Agreements shareholders will not be paying any additional fees or expenses over those that are currently being paid. Based upon its review of the above factors and all other factors they deemed relevant, the Board concluded with respect to the Global Real Estate Portfolio and the Multi-Strategy Portfolio that the New Investment Advisory Agreements are in the best interests of the Portfolios and their shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

SUPPLEMENTAL INFORMATION (Unaudited)

SHAREHOLDER VOTING RESULTS

On April 4, 2016, a Special Meeting of Shareholders of the James Alpha Global Enhanced Real Return Portfolio (now known as the James Alpha Macro Portfolio) (the “Portfolio”) was held at which shareholders of record at the close of business on February 4, 2016, voted to approve the following proposal:

To approve a new investment advisory agreement between The Saratoga Advantage Trust, on behalf of the James Alpha Global Enhanced Real Return Portfolio, and James Alpha Advisors, LLC.

FOR	AGAINST	ABSTAIN
866,371	323	78,932

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the year ended June 30, 2016 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	Registrant	Advisor
FYE 08/31/16	$118,220.00	$900.00
FYE 08/31/15	$114,220.00	$900.00

(b)	Audit-Related Fees
	Registrant	Advisor
FYE 08/31/16	$0.00	$0.00
FYE 08/31/15	$0.00	$0.00

(c)	Tax Fees
	Registrant	Advisor
FYE 08/31/16	$33,000.00	$600.00
FYE 08/31/15	$32,000.00	$600.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	Registrant	Advisor
FYE 08/31/16	$0.00	$0.00
FYE 08/31/15	$0.00	$0.00

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	Advisor
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Advisor
FYE 08/31/2016	$33,000.00	$600.00
FYE 08/31/2015	$32,000.00	$600.00

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2016, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 11/10/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia

Jonathan W. Ventimiglia, Treasurer and Chief Financial Officer

Date 11/10/16

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 11/10/16

* Print the name and title of each signing officer under his or her signature.